As filed with the Securities and Exchange Commission on July 27, 2012

File No. 002-16590

File No. 811-00945

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

Under

the SECURITIES ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No. 95	☒

and/or

REGISTRATION STATEMENT

Under the INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 96	☒

(Check appropriate box or boxes)

Virtus Equity Trust

(Exact Name of Registrant as Specified in Charter)

Area Code and Telephone Number: (800) 243-1574

101 Munson Street

Greenfield, Massachusetts 01301

(Address of Principal Executive Offices)

Kevin J. Carr, Esq.

Counsel

Virtus Investment Partners, Inc.

100 Pearl St.

Hartford, Connecticut 06103

(Name and Address of Agent for Service)

Copies of All Correspondence to:

David C. Mahaffey, Esq.

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on July 31, 2012 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on or at such later date as the Commission shall order pursuant to paragraph (a)(2)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TICKER SYMBOL BY CLASS
FUND	A	B	C	I
Virtus Balanced Fund	PHBLX	PBCBX	PSBCX

Virtus Growth & Income Fund	PDIAX	PBGIX	PGICX	PXIIX

Virtus Mid-Cap Core Fund	VMACX		VMCCX	VIMCX

Virtus Mid-Cap Growth Fund	PHSKX	PSKBX	PSKCX	PICMX

Virtus Mid-Cap Value Fund	FMIVX		FMICX	PIMVX

Virtus Quality Large-Cap Value Fund	PPTAX		PPTCX	PIPTX

Virtus Quality Small-Cap Fund	PQSAX		PQSCX	PXQSX

Virtus Small-Cap Core Fund	PKSAX		PKSCX	PKSFX

Virtus Small-Cap Sustainable Growth Fund	PSGAX		PSGCX	PXSGX

Virtus Strategic Growth Fund	PSTAX	PBTHX	SSTFX	PLXGX

Virtus Tactical Allocation Fund	NAINX	NBINX	POICX

TRUST NAME:
VIRTUS EQUITY TRUST	July 31, 2012

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus contains important information that you should know before investing in Virtus Mutual Funds. Please read it carefully and retain it for future reference.	Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Mutual Funds

INVESTOR SERVICES AND OTHER INFORMATION	86

TAX STATUS OF DISTRIBUTIONS	86

FINANCIAL HIGHLIGHTS	88

Virtus Balanced Fund

Investment Objective

The fund has investment objectives of reasonable income, long-term capital growth and conservation of capital.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 75 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 49 of the fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class B		Class C
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	(a)	1.00%	(a)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management Fees	0.55%	0.55%	0.55%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.31%	0.31%	0.31%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(b)	1.12%	1.87%	1.87%

(a)	The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes an investment of $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$683	$911	$1,156	$1,860
Class B	Sold	$590	$788	$1,011	$1,995
	Held	$190	$588	$1,011	$1,995
Class C	Sold	$290	$588	$1,011	$2,190
	Held	$190	$588	$1,011	$2,190

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 109% of the average value of its portfolio.

Virtus Balanced Fund	1

Investments, Risks and Performance

Principal Investment Strategies

Invested in approximately 60% equity and 40% fixed income, this fund may be suitable for investors who want income and growth from one fund. For the fund’s equity allocation, the subadviser employs a Growth at a Reasonable Price philosophy in the security selection process. Top-down and econometric sector analysis, as well as industry level and fundamental security analysis, are utilized to identify securities that the subadviser believes offer superior return opportunity. For the fixed income allocation, the subadviser employs a value-oriented approach seeking to capitalize on individual issues and sectors, interest rate and trading opportunities that appear to offer the best value.

Under normal market circumstances, the fund invests at least 65% of its assets in common stocks and fixed income securities of both U.S. and foreign issuers, including issuers in “emerging market” countries, and may invest in companies of any size. The fund invests the fixed income portion of its portfolio primarily in investment grade bonds; however, it may invest in high yield-high risk fixed income securities (junk bonds). Normally, the fund’s dollar-weighted average duration will range between two and eight years.

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadvisers expect. As a result, the value of your shares may decrease. The principal risks of investing in the fund are:

>

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>

Emerging Markets Investing Risk. The risk that prices of emerging markets securities may be more volatile, or will be more greatly affected by negative conditions than those of their counterparts in more established foreign markets.

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in smaller companies may be more volatile than investments in larger companies.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>

High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk. The risk that the issuers of high yield-high risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>	Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>	Long-Term Maturities/Durations Risk. The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

>

U.S. Government Securities Risk. The risk that the U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

2	Virtus Balanced Fund

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of two broad-based securities market indexes and a composite benchmark that reflects the target allocation of the fund. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q2/2009: 13.92%	Worst Quarter: Q4/2008: -14.51%	Year-to-date (6/30/2012): 7.02%

Average Annual Total Returns (for the periods ended 12/31/11; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Since Inception Class C (4/19/2005)
Class A
Return Before Taxes	-4.36%	0.71%	2.91%	—
Return After Taxes on Distributions	-4.71%	-0.09%	1.87%	—
Return After Taxes on Distributions and Sale of Fund Shares	-2.65%	0.31%	2.08%	—
Class B
Return Before Taxes	-3.20%	1.15%	2.75%	—
Class C
Return Before Taxes	0.72%	1.14%	—	3.10%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%	5.73%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%	3.45%
Balanced Benchmark (reflects no deduction for fees, expenses or taxes)	4.69%	2.84%	4.40%	4.71%

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The Balanced Benchmark consists of an allocation of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Bond Index.

Virtus Balanced Fund	3

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadvisers are Euclid Advisors LLC (“Euclid”) (equity portion) and Newfleet Asset Management, LLC (“Newfleet”) (fixed income portion), each an affiliate of VIA.

Portfolio Managers

>	Robert L. Bishop, CFA, Chief Investment Officer — Core Plus Fixed Income Strategies at Newfleet. Mr. Bishop has served as Portfolio Manager since 2009.

>	David Dickerson, Managing Director at Euclid. Mr. Dickerson has served as Portfolio Manager since 2009.

>	Carlton Neel, Senior Managing Director at Euclid. Mr. Neel has served as Portfolio Manager since 2009.

>	Kaushik Saha, Fixed Income Portfolio Manager at Newfleet. Mr. Saha has served as Portfolio Manager since 2009.

Purchase and Sale of Fund Shares

Purchase Minimums
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

4	Virtus Balanced Fund

Virtus Growth & Income Fund

Investment Objective

The fund has investment objectives of capital appreciation and current income.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 75 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 49 of the fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class B		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	(a)	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.48%	0.48%	0.48%	0.48%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(b)	1.49%	2.24%	2.24%	1.24%

(a)	The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes an investment of $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$718	$1,019	$1,341	$2,252
Class B	Sold	$627	$900	$1,200	$2,386
	Held	$227	$700	$1,200	$2,386
Class C	Sold	$327	$700	$1,200	$2,575
	Held	$227	$700	$1,200	$2,575
Class I	Sold or Held	$126	$393	$681	$1,500

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Virtus Growth & Income Fund	5

Investments, Risks and Performance

Principal Investment Strategies

A core portfolio, the fund focuses on large capitalization U.S. stocks employing a Growth at a Reasonable Price philosophy in the security selection process. The subadviser’s selection process begins with a top-down approach and econometric sector analysis. Industry level and fundamental security analysis is then utilized to identify securities that the subadviser believes offer superior return opportunity.

Under normal circumstances, the fund invests at least 65% of its assets in common stocks; however, the subadviser intends to invest nearly all of the fund’s assets in common stocks, rather than holding significant amounts of cash and short-term investments. Generally, the fund invests in issuers having capitalizations within the range of companies included in the Russell 1000® Index; however, the fund may invest in medium and small capitalization issuers as well. As of its most recent reconstitution effective June 25, 2012, the market capitalization of companies included in the Russell 1000® Index was $255 million to $533.7 billion.

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are:

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in smaller companies may be more volatile than investments in larger companies.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q2/2009: 17.89%	Worst Quarter: Q4/2008: -20.00%	Year-to-date (6/30/2012): 8.68%

6	Virtus Growth & Income Fund

Average Annual Total Returns (for the periods ended 12/31/11; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Since Inception Class I (11/13/07)
Class A Shares
Return Before Taxes	-7.68%	-2.36%	1.61%	—
Return After Taxes on Distributions	-7.73%	-2.48%	1.51%	—
Return After Taxes on Distributions and Sale of Fund Shares	-4.92%	-2.00%	1.38%	—
Class B Shares
Return Before Taxes	-6.69%	-1.93%	1.46%	—
Class C Shares
Return Before Taxes	-2.80%	-1.94%	1.45%	—
Class I Shares
Return Before Taxes	-1.80%	—	—	-2.61%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%	-1.73%

The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Euclid Advisors LLC (“Euclid”), an affiliate of VIA.

Portfolio Managers

>	David Dickerson, Managing Director at Euclid. Mr. Dickerson has served as Portfolio Manager since 2009.

>	Carlton Neel, Senior Managing Director at Euclid. Mr. Neel has served as Portfolio Manager since 2009.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

Virtus Growth & Income Fund	7

NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

8	Virtus Growth & Income Fund

Virtus Mid-Cap Core Fund

Investment Objective

The fund has an investment objective of long-term capital appreciation.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 75 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 49 of the fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.80%	0.80%	0.80%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses(b)	3.56%	3.56%	3.56%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(c)	4.62%	5.37%	4.37%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	Restated to reflect current expenses.

(c)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses or the effect of any restatement of expenses due to post-fiscal year end contract changes.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes an investment of $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$1,011	$1,889	$2,773	$5,013
Class C	Sold	$636	$1,602	$2,660	$5,272
	Held	$536	$1,602	$2,660	$5,272
Class I	Sold or Held	$438	$1,323	$2,220	$4,510

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Virtus Mid-Cap Core Fund	9

Investments, Risks and Performance

Principal Investment Strategies

The fund pursues long-term capital appreciation in the medium capitalization sector while seeking to provide the risk characteristics of the less volatile large capitalization S&P 500® Index. The fund invests in a select group of medium capitalization companies believed by the subadviser to be undervalued relative to their future growth potential. The investment strategy emphasizes companies believed by the subadviser to have a sustainable competitive advantage, strong management and low financial risk and to be able to grow over market cycles.

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of medium capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers medium capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell Midcap® Index. Because medium capitalization companies are defined by reference to an index, the market capitalization of the companies in which the fund invests may vary with market conditions. As of its most recent reconstitution effective June 25, 2012, the market capitalization range of companies included in the Russell Midcap® Index was $255 million to $22.2 billion. Generally, the fund invests in 25 to 35 securities at any given time.

Principal Risks

The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are:

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods.

>

Limited Number of Investments Risk. The risk that the fund’s portfolio will be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>	Medium Company Risk. The risk that the fund’s investments in medium-sized companies will be more volatile than investments in larger companies.

10	Virtus Mid-Cap Core Fund

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q4/2010: 12.09%	Worst Quarter: Q3/2011: -15.18%	Year-to-date (6/30/2012): 8.10%

Average Annual Total Returns (for the periods ended 12/31/11)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (6/22/2009)
Class A Shares
Return Before Taxes	-2.50%	13.21%
Return After Taxes on Distributions	-2.53%	12.93%
Return After Taxes on Distributions and Sale of Fund Shares	-1.58%	11.27%
Class C Shares
Return Before Taxes	2.60%	14.99%
Class I Shares
Return Before Taxes	3.59%	16.15%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	16.91%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	-1.55%	21.77%

The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The Russell Midcap® Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The indexes are calculated on a total-return basis with dividends reinvested.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Virtus Mid-Cap Core Fund	11

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), an affiliate of VIA.

Portfolio Managers

>	Jon Christensen, CFA, Senior Research Analyst at Kayne. Mr. Christensen has served as Portfolio Manager since 2009.

>	Craig Stone, Senior Research Analyst at Kayne. Mr. Stone has served as Portfolio Manager since 2009.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

12	Virtus Mid-Cap Core Fund

Virtus Mid-Cap Growth Fund

Investment Objective

The fund has an investment objective of capital appreciation.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 75 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 49 of the fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class B		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	(a)	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.47%	0.47%	0.47%	0.47%
Total Annual Fund Operating Expenses	1.52%	2.27%	2.27%	1.27%

(a)	The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes an investment of $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$721	$1,028	$1,356	$2,283
Class B	Sold	$630	$909	$1,215	$2,417
	Held	$230	$709	$1,215	$2,417
Class C	Sold	$330	$709	$1,215	$2,605
	Held	$230	$709	$1,215	$2,605
Class I	Sold or Held	$129	$403	$697	$1,534

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 163% of the average value of its portfolio.

Virtus Mid-Cap Growth Fund	13

Investments, Risks and Performance

Principal Investment Strategies

The fund invests in a select group of medium capitalization growth companies believed by the subadviser to be undervalued relative to their future growth potential. The investment strategy emphasizes companies believed by the subadviser to have a sustainable competitive advantage, strong management and low financial risk, and to be able to grow over market cycles.

Under normal conditions, the fund invests at least 80% of its assets in equity securities of medium capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers medium capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of the Russell Midcap® Growth Index. Because mid-capitalization companies are defined by reference to an index, the market capitalization of companies in which the fund invests may vary with market conditions. As of its most recent reconstitution effective June 25, 2012, the market capitalization range of companies included in the Russell Midcap® Growth Index was $255 million to $22.2 billion. Generally, the fund invests in approximately 25 to 40 securities at any given time.

Principal Risks

The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are:

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods.

>	Growth Stocks Risk. The risk that the fund will underperform when growth investing is out of favor or that the fund’s investments will not appreciate as anticipated.

>

Limited Number of Investments Risk. The risk that the fund’s portfolio will be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>	Medium Company Risk. The risk that the fund’s investments in medium-sized companies will be more volatile than investments in larger companies.

14	Virtus Mid-Cap Growth Fund

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q2/2003: 25.95%	Worst Quarter: Q4/2008: -27.72%	Year-to-date (6/30/2012): 9.19%

Average Annual Total Returns (for the periods ended 12/31/11; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Since Inception Class I (9/13/2007)
Class A Shares
Return Before Taxes	-12.62%	-3.00%	-0.37%	—
Return After Taxes on Distributions	-12.62%	-3.00%	-0.37%	—
Return After Taxes on Distributions and Sale of Fund Shares	-8.20%	-2.52%	-0.31%	—
Class B Shares
Return Before Taxes	-11.60%	-2.59%	-0.53%	—
Class C Shares
Return Before Taxes	-7.92%	-2.56%	-0.53%	—
Class I Shares
Return Before Taxes	-7.04%	—	—	-2.93%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%	-1.64%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-1.65%	2.44%	5.29%	0.75%

The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The Russell Midcap® Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The indexes are calculated on a total-return basis with dividends reinvested.

Virtus Mid-Cap Growth Fund	15

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), an affiliate of VIA.

Portfolio Managers

>	Doug Foreman, CFA, Director of Equities at Kayne. Mr. Foreman has served as Portfolio Manager since February 2012.

>	Gregory Toppe, CFA, Portfolio Manager and Senior Research Analyst at Kayne. Mr. Toppe has served as Portfolio Manager since February 2012.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

16	Virtus Mid-Cap Growth Fund

Virtus Mid-Cap Value Fund

Investment Objective

The fund has an investment objective of long-term growth of capital.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 75 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 49 of the fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.75%	0.75%	0.75%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Recoupment of Fees Waived and/or Expenses Reimbursed by Adviser	0.01%	0.01%	0.01%
Other Expenses	0.45%	0.45%	0.45%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(b)	1.47%	2.22%	1.22%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes an investment of $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$716	$1,013	$1,332	$2,231
Class C	Sold	$325	$694	$1,190	$2,554
	Held	$225	$694	$1,190	$2,554
Class I	Sold or Held	$124	$387	$670	$1,477

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Virtus Mid-Cap Value Fund	17

Investments, Risks and Performance

Principal Investment Strategies

Using a contrarian investment approach, the subadviser searches for successful business segments buried in distressed or restructuring companies. The subadviser targets established companies that, based on independent research, are believed to offer promising future growth prospects. Extensive valuation and security analysis provides the basis for construction of a concentrated portfolio designed to have low turnover.

Under normal circumstances, the fund invests at least 80% of its assets in securities of medium capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers medium capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell Midcap® Index. Because medium capitalization companies are defined by reference to an index, the market capitalization of companies in which the fund invests may vary with market conditions. As of its most recent reconstitution effective June 25, 2012, the market capitalization range of companies included in the Russell Midcap® Index was $255 million to $22.2 billion.

Principal Risks

The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are those associated with:

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>	Medium Company Risk. The risk that the fund’s investments in medium-sized companies will be more volatile than investments in larger companies.

>	Value Stocks Risk. The risk that the fund will underperform when value investing is out of favor or that the fund’s investments will not appreciate in value as anticipated.

18	Virtus Mid-Cap Value Fund

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q2/2009: 24.10%	Worst Quarter: Q4/2008: -27.12%	Year-to-date (6/30/2012): 6.37%

Average Annual Total Returns (for the periods ended 12/31/11; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

				Since Inception
	1 Year	5 Years	10 Years	Class C (10/22/2004)	Class I (3/10/2008)
Class A Shares
Return Before Taxes	-0.23%	-0.68%	6.97%	—	—
Return After Taxes on Distributions	-0.25%	-0.99%	6.79%	—	—
Return After Taxes on Distributions and Sale of Fund Shares	-0.13%	-0.63%	6.12%	—	—
Class C Shares
Return Before Taxes	5.06%	-0.25%	—	4.70%	—
Class I Shares
Return Before Taxes	6.07%	—	—	—	4.27%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	-1.55%	1.41%	6.99%	6.66%	4.27%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	-1.38%	0.04%	7.67%	6.30%	3.87%

The Russell Midcap® Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The Russell Midcap® Value Index is a market capitalization-weighted index of medium-capitalization, value-oriented stocks of U.S. companies. The indexes are calculated on a total-return basis with dividends reinvested.

Virtus Mid-Cap Value Fund	19

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is Sasco Capital Inc. (“Sasco”).

Portfolio Managers

>	Bruce Bottomley, Managing Director of Sasco. Mr. Bottomley has served as Portfolio Manager since 1997.

>	Mark Helderman, Managing Director of Sasco. Mr. Helderman has served as Portfolio Manager since 2004.

>	Daniel Leary, Managing Director of Sasco. Mr. Leary has served as Portfolio Manager since 1997.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

20	Virtus Mid-Cap Value Fund

Virtus Quality Large-Cap Value Fund

Investment Objective

The fund has an investment objective of long-term capital appreciation.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 75 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 49 of the fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.75%	0.75%	0.75%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.53%	0.53%	0.53%
Total Annual Fund Operating Expenses	1.53%	2.28%	1.28%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes an investment of $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$722	$1,031	$1,361	$2,294
Class C	Sold	$331	$712	$1,220	$2,615
	Held	$231	$712	$1,220	$2,615
Class I	Sold or Held	$130	$406	$702	$1,545

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund invests in a select group of large capitalization value companies believed to be undervalued relative to their future growth potential. The investment strategy emphasizes companies the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk and to be able to grow over market cycles.

Virtus Quality Large-Cap Value Fund	21

Under normal conditions, the fund invests at least 80% of its assets in equity securities of large capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers large capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations of greater than $7 billion. Generally, the fund invests in approximately 20 to 40 securities at any given time.

Principal Risks

The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are:

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods.

>	Large Company Risk. The risk that the value of investments in larger companies may not rise as much as smaller companies, as larger companies tend to be less volatile.

>

Limited Number of Investments Risk. The risk that the fund’s portfolio will be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>	Value Stocks Risk. The risk that the fund will underperform when value investing is out of favor or that the fund’s investments will not appreciate in value as anticipated.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q3/2009: 17.13%	Worst Quarter: Q4/2008: -19.67%	Year-to-date (6/30/2012): 7.02%

22	Virtus Quality Large-Cap Value Fund

Average Annual Total Returns (for the periods ended 12/31/11; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

			Since Inception
	1 Year	5 Years	Class A (7/29/05)	Class C (7/29/05)	Class I (6/6/08)
Class A Shares
Return Before Taxes	-5.34%	-3.60%	0.51%	—	—
Return After Taxes on Distributions	-5.47%	-3.85%	0.15%	—	—
Return After Taxes on Distributions and Sale of Fund Shares	-3.29%	-3.08%	0.34%	—	—
Class C Shares
Return Before Taxes	-0.39%	-3.21%	—	0.68%	—
Class I Shares
Return Before Taxes	0.59%	—	—	—	-1.83%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.42%	2.42%	0.02%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	0.39%	-2.64%	1.40%	1.40%	-1.52%

The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The indexes are calculated on a total-return basis with dividends reinvested.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), an affiliate of VIA.

Portfolio Manager

>	Richard Sherry, CFA, Senior Research Analyst at Kayne. Mr. Sherry has served as Portfolio Manager since 2009.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

Virtus Quality Large-Cap Value Fund	23

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

24	Virtus Quality Large-Cap Value Fund

Virtus Quality Small-Cap Fund

Investment Objective

The fund has an investment objective of long-term capital appreciation.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 75 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 49 of the fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.70%	0.70%	0.70%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Recoupment of Fees Waived and/or Expenses Reimbursed by Adviser	0.08%	0.08%	0.08%
Other Expenses(b)	0.39%	0.39%	0.39%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(c)	1.43%	2.18%	1.18%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	Restated to reflect current expenses.

(c)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses or the effect of any restatement of expenses due to post-fiscal year end contract changes.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes an investment of $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$712	$1,001	$1,312	$2,190
Class C	Sold	$321	$682	$1,169	$2,513
	Held	$221	$682	$1,169	$2,513
Class I	Sold or Held	$120	$375	$649	$1,432

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Virtus Quality Small-Cap Fund	25

Investments, Risks and Performance

Principal Investment Strategies

The fund pursues long-term capital appreciation in the small capitalization sector while seeking to provide the risk characteristics of the less volatile large capitalization S&P 500® Index. The fund invests in a select group of small capitalization value companies believed to be undervalued relative to their future growth potential. The investment strategy emphasizes companies the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk and to be able to grow over market cycles.

Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers small capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Value Index. Because small capitalization companies are defined by reference to an index, the market capitalization of companies in which the fund invests may vary with market conditions. As of its most recent reconstitution effective June 25, 2012, the market capitalization range of companies included in the Russell 2000® Value Index was $10 million to $2.5 billion. Generally, the fund invests in approximately 20 to 35 securities at any given time.

Principal Risks

The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are:

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods.

>

Limited Number of Investments Risk. The risk that the fund’s portfolio will be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>	Small Company Risk. The risk that the fund’s investments in small companies will be more volatile than investments in larger companies.

>	Value Stocks Risk. The risk that the fund will underperform when value investing is out of favor or that the fund’s investments will not appreciate in value as anticipated.

26	Virtus Quality Small-Cap Fund

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q2/2009: 21.71%	Worst Quarter: Q4/2008: -19.75%	Year-to-date (6/30/2012): 3.54%

Average Annual Total Returns (for the periods ended 12/31/11; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	Since Inception (6/28/06)
Class A Shares
Return Before Taxes	-0.04%	1.15%	3.36%
Return After Taxes on Distributions	-0.17%	0.97%	3.17%
Return After Taxes on Distributions and Sale of Fund Shares	0.16%	0.95%	2.85%
Class C Shares
Return Before Taxes	5.28%	1.60%	3.71%
Class I Shares
Return Before Taxes	6.32%	2.62%	4.74%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.33%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	-5.50%	-1.87%	1.20%

The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies and is provided for general comparative purposes. The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell universe, which comprises the 3,000 largest U.S. companies. The indexes are calculated on a total-return basis with dividends reinvested.

Virtus Quality Small-Cap Fund	27

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), an affiliate of VIA.

Portfolio Managers

>	Julie Kutasov, Senior Research Analyst at Kayne. Ms. Kutasov has served as Portfolio Manager since 2008.

>	Robert Schwarzkopf, CFA, Chief Investment Officer at Kayne. Mr. Schwarzkopf has served as Portfolio Manager since 2006.

>	Craig Stone, Senior Research Analyst at Kayne. Mr. Stone has served as Portfolio Manager since 2009.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

28	Virtus Quality Small-Cap Fund

Virtus Small-Cap Core Fund

Investment Objective

The fund has an investment objective of long-term capital appreciation, with dividend income a secondary consideration.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 75 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 49 of the fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.75%	0.75%	0.75%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses(b)	0.34%	0.34%	0.34%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(c)	1.35%	2.10%	1.10%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	Restated to reflect current expenses.

(c)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses or the effect of any restatement of expenses due to post-fiscal year end contract changes.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes an investment of $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$705	$978	$1,272	$2,105
Class C	Sold	$313	$658	$1,129	$2,431
	Held	$213	$658	$1,129	$2,431
Class I	Sold or Held	$112	$350	$606	$1,340

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Virtus Small-Cap Core Fund	29

Investments, Risks and Performance

Principal Investment Strategies

The fund pursues long-term capital appreciation in the small capitalization sector while seeking to provide the risk characteristics of the less volatile large capitalization S&P 500® Index. The fund invests in a select group of small capitalization companies believed to be undervalued relative to their future growth potential. The investment strategy emphasizes companies the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk and to be able to grow over market cycles.

Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers small capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Index. Because small capitalization companies are defined by reference to an index, the market capitalization of the companies in which the fund invests may vary with market conditions. As of its most recent reconstitution effective June 25, 2012, the market capitalization range of companies included in the Russell 2000® Index was $10 million to $3.6 billion. Generally, the fund invests in approximately 20 to 40 securities at any given time.

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are:

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods.

>

Limited Number of Investments Risk. The risk that the fund’s portfolio will be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>	Small Company Risk. The risk that the fund’s investments in small companies will be more volatile than investments in larger companies.

30	Virtus Small-Cap Core Fund

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class I Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges applicable to other classes and would be lower if they did.

Best Quarter: Q2/2009: 20.08%	Worst Quarter: Q4/2008: -17.60%	Year-to-date (6/30/2012): 8.25%

Average Annual Total Returns (for the periods ended 12/31/11; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Since Inception
				Class A (8/30/02)	Class C (8/30/02)
Class I Shares
Return Before Taxes	9.36%	3.72%	4.94%	—	—
Return After Taxes on Distributions	8.82%	2.98%	4.28%	—	—
Return After Taxes on Distributions and Sale of Fund Shares	6.82%	3.09%	4.22%	—	—
Class A Shares
Return Before Taxes	2.80%	2.24%	—	6.02%	—
Class C Shares
Return Before Taxes	8.29%	2.68%	—	—	5.93%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%	5.54%	5.54%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	-4.18%	0.15%	5.62%	8.49%	8.49%

The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies and is provided for general comparative purposes. The Russell 2000® Index is a market capitalization-weighted index of the smallest 2,000 companies in the Russell universe, which comprises the 3,000 largest U.S. companies. The indexes are calculated on a total-return basis with dividends reinvested.

Virtus Small-Cap Core Fund	31

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), an affiliate of VIA.

Portfolio Managers

>	Todd Beiley, CFA, Senior Research Analyst at Kayne. Mr. Beiley has served as Portfolio Manager since 2009.

>	Jon Christensen, CFA, Senior Research Analyst at Kayne. Mr. Christensen has served as Portfolio Manager since 2008.

>	Robert Schwarzkopf, CFA, Chief Investment Officer at Kayne. Mr. Schwarzkopf has served as Portfolio Manager since 1996.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

32	Virtus Small-Cap Core Fund

Virtus Small-Cap Sustainable Growth Fund

Investment Objective

The fund has an investment objective of long-term capital appreciation.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 75 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 49 of the fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.90%	0.90%	0.90%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses(b)	0.50%	0.50%	0.50%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(c)	1.66%	2.41%	1.41%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	Restated to reflect current expenses.

(c)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses or the effect of any restatement of expenses due to post-fiscal year end contract changes.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes an investment of $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$734	$1,068	$1,425	$2,427
Class C	Sold	$344	$751	$1,285	$2,746
	Held	$244	$751	$1,285	$2,746
Class I	Sold or Held	$144	$446	$771	$1,691

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Virtus Small-Cap Sustainable Growth Fund	33

Investments, Risks and Performance

Principal Investment Strategies

The fund pursues long-term capital appreciation in the small capitalization sector while seeking to provide the risk characteristics of the less volatile large capitalization S&P 500® Index. The fund invests in a select group of small capitalization growth companies believed to be undervalued relative to their future growth potential. The investment strategy emphasizes companies assessed by the subadviser as having a sustainable competitive advantage, strong management and low financial risk and as able to grow over market cycles.

Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers small capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Growth Index. Because small capitalization companies are defined by reference to an index, the market capitalization of companies in which the fund invests may vary with market conditions. As of its most recent reconstitution effective June 25, 2012, the market capitalization range of companies included in the Russell 2000® Growth Index was $11 million to $3.6 billion. Generally, the fund invests in approximately 20 to 35 securities at any given time.

Principal Risks

The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are:

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods.

>	Growth Stocks Risk. The risk that the fund will underperform when growth investing is out of favor or that the fund’s investments will not appreciate as anticipated.

>

Limited Number of Investments Risk. The risk that the fund’s portfolio will be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>	Small Company Risk. The risk that the fund’s investments in small companies will be more volatile than investments in larger companies.

34	Virtus Small-Cap Sustainable Growth Fund

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q2/2009: 22.90%	Worst Quarter: Q4/2008: -28.17%	Year-to-date (6/30/2012): 4.21%

Average Annual Total Returns (for the periods ended 12/31/11; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	Since Inception (6/28/06)
Class A Shares
Return Before Taxes	11.93%	1.50%	2.14%
Return After Taxes on Distributions	11.87%	1.49%	2.13%
Return After Taxes on Distributions and Sale of Fund Shares	7.83%	1.28%	1.83%
Class C Shares
Return Before Taxes	17.84%	1.93%	2.46%
Class I Shares
Return Before Taxes	18.97%	2.78%	3.33%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.33%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	-2.91%	2.09%	4.16%

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies and is provided for general comparative purposes. The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The indexes are calculated on a total-return basis with dividends reinvested.

Virtus Small-Cap Sustainable Growth Fund	35

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), an affiliate of VIA.

Portfolio Managers

>	Todd Beiley, CFA, Senior Research Analyst at Kayne. Mr. Beiley has served as Portfolio Manager since 2008.

>	Jon Christensen, CFA, Senior Research Analyst at Kayne. Mr. Christensen has served as Portfolio Manager since 2009.

>	Robert Schwarzkopf, CFA, Chief Investment Officer at Kayne. Mr. Schwarzkopf has served as Portfolio Manager since 2006.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

36	Virtus Small-Cap Sustainable Growth Fund

Virtus Strategic Growth Fund

Investment Objective

The fund has an investment objective of long-term capital growth.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 75 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 49 of the fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class B		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	(a)	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.40%	0.40%	0.40%	0.40%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(b)	1.36%	2.11%	2.11%	1.11%

(a)	The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes an investment of $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$706	$981	$1,277	$2,116
Class B	Sold	$614	$861	$1,134	$2,250
	Held	$214	$661	$1,134	$2,250
Class C	Sold	$314	$661	$1,134	$2,441
	Held	$214	$661	$1,134	$2,441
Class I	Sold or Held	$113	$353	$612	$1,352

Virtus Strategic Growth Fund	37

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 115% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund invests in a select group of large capitalization growth companies believed to be undervalued relative to their future growth potential. The investment strategy emphasizes companies the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk, and to be able to grow over market cycles.

Under normal conditions, the fund invests at least 65% of its assets in equity securities of large capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers large capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of the Russell 1000® Growth Index. Because large capitalization companies are defined by reference to an index, the market capitalization of companies in which the fund invests may vary with market conditions. As of its most recent reconstitution effective June 25, 2012, the market capitalization range of companies included in the Russell 1000® Growth Index was $255 million to $533.7 billion. Generally, the fund invests in approximately 30 to 40 securities at any given time.

Principal Risks

The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are:

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in smaller companies may be more volatile than investments in larger companies.

>	Growth Stocks Risk. The risk that the fund will underperform when growth investing is out of favor or that the fund’s investments will not appreciate as anticipated.

>

Limited Number of Investments Risk. The risk that the fund’s portfolio will be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

38	Virtus Strategic Growth Fund

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q2/2009: 16.61%	Worst Quarter: Q4/2008: -25.38%	Year-to-date (6/30/2012): 9.85%

Average Annual Total Returns (for the periods ended 12/31/11; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Since Inception Class I (9/29/06)
Class A Shares
Return Before Taxes	-9.92%	-2.28%	-1.67%	—
Return After Taxes on Distributions	-9.92%	-2.47%	-1.77%	—
Return After Taxes on Distributions and Sale of Fund Shares	-6.45%	-1.99%	-1.44%	—
Class B Shares
Return Before Taxes	-9.01%	-1.85%	-1.83%	—
Class C Shares
Return Before Taxes	-5.10%	-1.85%	-1.82%	—
Class I Shares
Return Before Taxes	-4.16%	-0.85%	—	-0.19%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%	1.00%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	2.64%	2.50%	2.60%	3.51%

The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies and is provided for general comparative purposes. The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The indexes are calculated on a total-return basis with dividends reinvested.

Virtus Strategic Growth Fund	39

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), an affiliate of VIA.

Portfolio Managers

>	Doug Foreman, CFA, Director of Equities at Kayne. Mr. Foreman has served as Portfolio Manager since November 2011.

>	Gregory Toppe, CFA, Portfolio Manager and Senior Research Analyst at Kayne. Mr. Toppe has served as Portfolio Manager since November 2011.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

40	Virtus Strategic Growth Fund

Virtus Tactical Allocation Fund

Investment Objective

The fund has investment objectives of capital appreciation and income.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 75 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 49 of the fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class B		Class C
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	(a)	1.00%	(a)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management Fees	0.70%	0.70%	0.70%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(b)	1.31%	2.06%	2.06%

(a)	The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes an investment of $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$701	$966	$1,252	$2,063
Class B	Sold	$609	$846	$1,108	$2,197
	Held	$209	$646	$1,108	$2,197
Class C	Sold	$309	$646	$1,108	$2,390
	Held	$209	$646	$1,108	$2,390

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 128% of the average value of its portfolio.

Virtus Tactical Allocation Fund	41

Investments, Risks and Performance

Principal Investment Strategies

Diversified across stocks, bonds, and cash, the fund’s tactical allocation approach seeks to generate a combination of capital appreciation and income. For the fund’s equity allocation, the adviser employs a Growth at a Reasonable Price philosophy in the security selection process. Top-down and econometric sector analysis, as well as industry level and fundamental security analysis, are utilized to identify securities that the subadviser believes offer superior return opportunity. For the fixed income allocation, the subadviser employs a value-oriented approach seeking to capitalize on individual issues and sectors, and trading opportunities that appear to offer the best value.

The fund invests in equity, fixed income and cash or cash equivalents using a tactical allocation approach: 40% to 65% invested in equity securities, 35% to 60% invested in fixed income securities, and up to 25% held in cash or cash equivalent securities. The equity allocation is invested in common and preferred securities. The fixed income allocation may be invested in all sectors of fixed income securities, including high-yield, high-risk (“junk bonds”), mortgage-backed and asset-backed, government, corporate and municipal debt obligations. The fund may invest in both U.S. and foreign (non-U.S.) fixed income securities, including those of issuers in emerging market countries.

Generally, the fund’s equity investments are in issuers having capitalizations within the range of companies included in the Russell 1000® Index; however, the fund may invest in medium and small capitalization issuers as well. As of its most recent reconstitution effective June 25, 2012, the market capitalization of companies included in the Russell 1000® Index was $255 million to $533.7 billion. Normally, the fund’s fixed income allocation has a dollar-weighted average duration of between two and eight years.

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadvisers expect. As a result, the value of your shares may decrease. The principal risks of investing in the fund are:

>

Credit Risk. The risk that an issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>

Emerging Markets Investing Risk. The risk that prices of emerging markets securities may be more volatile, or will be more greatly affected by negative conditions than those of their counterparts in more established foreign markets.

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in smaller companies may be more volatile than investments in larger companies.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>

High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk. The risk that the issuers of high yield-high risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>	Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>

Loan Participation Risk. The risk that there may not be a readily available market for loan participation interests and, in some cases, the fund may have to dispose of such securities at a substantial discount from face value. Loan participations also involve the credit risk associated with the underlying corporate borrower.

>	Long-Term Maturities/Durations Risk. The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

42	Virtus Tactical Allocation Fund

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

>

U.S. Government Securities Risk. The risk that the U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of two broad-based securities market indexes and a composite benchmark that reflects the target allocation of the fund. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q2/2009: 12.69%	Worst Quarter: Q4/2008: -13.01%	Year-to-date (6/30/2012): 6.35%

Average Annual Total Returns (for the periods ended 12/31/11; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	-4.74%	0.89%	3.19%
Return After Taxes on Distributions	-5.04%	0.05%	2.26%
Return After Taxes on Distributions and Sale of Fund Shares	-2.91%	0.44%	2.32%
Class B Shares
Return Before Taxes	-3.69%	1.36%	3.03%
Class C Shares
Return Before Taxes	0.28%	1.34%	3.02%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%
Balanced Benchmark (reflects no deduction for fees, expenses or taxes)	5.28%	3.54%	4.70%

Virtus Tactical Allocation Fund	43

The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The Balanced Benchmark consists of an allocation of 50% S&P 500® Index and 50% Barclays Capital U.S. Aggregate Bond Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadvisers are Euclid Advisors LLC (“Euclid”) (equity and cash portions) and Newfleet Asset Management, LLC (“Newfleet”) (fixed income portion), each an affiliate of VIA.

Portfolio Managers

>	David L. Albrycht, CFA, Chief Investment Officer – Multi-Sector Fixed Income Strategies and Senior Portfolio Manager at Newfleet. Mr. Albrycht has served as Portfolio Manager since December 2011.

>	David Dickerson, Managing Director at Euclid. Mr. Dickerson has served as Portfolio Manager since 2009.

>	Carlton Neel, Senior Managing Director at Euclid. Mr. Neel has served as Portfolio Manager since 2009.

Purchase and Sale of Fund Shares

Purchase Minimums
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

44	Virtus Tactical Allocation Fund

More Information About Fund Expenses

VIA has voluntarily agreed to limit the total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) of certain of the funds so that such expenses do not exceed, on an annualized basis, the amounts indicated in the following table.

	Class A	Class B	Class C	Class I
Growth & Income Fund	1.25%	2.00%	2.00%	1.00%
Mid-Cap Core Fund	1.35%	N/A	2.10%	1.10%
Mid-Cap Growth Fund	1.45%	2.20%	2.20%	1.20%
Mid-Cap Value Fund	1.48%	N/A	2.23%	1.23%
Quality Large-Cap Value Fund	1.35%	N/A	2.10%	1.10%
Quality Small-Cap Fund	1.42%	N/A	2.17%	1.17%
Small-Cap Sustainable Growth Fund	1.65%	N/A	2.40%	1.40%
Strategic Growth Fund	1.47%	2.22%	2.22%	1.22%

VIA may discontinue these reimbursement arrangements at any time. VIA may recapture operating expenses reimbursed under these arrangements for a period of three years following the end of the fiscal year in which such reimbursements occurred, subject to certain conditions.

For those funds operating under an expense reimbursement arrangement for the prior fiscal year, total (net) fund operating expenses, including acquired fund fees and expenses, if any, after effect of any expense reimbursement or recoupment were:

	Class A	Class B	Class C	Class I
Growth & Income Fund	1.26%	2.01%	2.01%	1.01%
Mid-Cap Core Fund	1.36%	N/A	2.11%	1.11%
Mid-Cap Growth Fund	1.49%	2.24%	2.24%	1.24%
Mid-Cap Value Fund	1.47%	N/A	2.22%	1.22%
Quality Large-Cap Value Fund	1.35%	N/A	2.10%	1.10%
Quality Small-Cap Fund	1.43%	N/A	2.18%	1.18%
Small-Cap Sustainable Growth Fund	1.66%	N/A	2.41%	1.41%
Strategic Growth Fund	1.36%	2.11%	2.11%	1.11%

More Information About Investment Objectives and Principal Investment Strategies

The investment objectives and principal strategies of each fund are described in this section. Each of the funds has a non-fundamental investment objective. A non-fundamental investment objective may be changed by the Board of Trustees without shareholder approval. If a fund’s investment objective is changed, the prospectus will be supplemented to reflect the new investment objective. To the extent that there is a material change in a fund’s investment objective, shareholders will be provided with reasonable notice. There is no guarantee that a fund will achieve its objective.

Please see the statement of additional information for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the funds.

Virtus Mutual Funds	45

Virtus Balanced Fund

Non-Fundamental Investment Objective

The fund has investment objectives of reasonable income, long-term capital growth and conservation of capital.

Principal Investment Strategies

Under normal circumstances, the fund invests at least 65% of its assets in common stocks and fixed income securities of both U.S. and foreign issuers, including issuers in “emerging market” countries, and may invest in companies of any size. Generally, the fund invests approximately 60% in equity securities and 40% in fixed income securities.

In selecting equity securities, the subadviser employs a Growth at a Reasonable Price (GARP) philosophy in its selection process. Generally, the fund invests in issuers having capitalizations within the range of companies included in the Russell 1000® Index; however, the fund may invest in medium and small capitalization issuers as well. Security selection begins with a top-down approach and econometric analysis of each sector. Each sector is then analyzed at the industry level. A fundamental analysis is then conducted within the industries to identify securities that the portfolio managers believe offer superior return opportunity. As of its most recent reconstitution effective June 25, 2012, the market capitalization of companies included in the Russell 1000® Index was $255 million to $533.7 billion.

For selecting fixed income securities, the subadviser uses a value-driven style that focuses on issue and sector selection, measured interest rate anticipation and trading opportunities. Investments are made primarily in bonds that are rated at the time of investment Baa3 or higher by Moody’s Investors Service (“Moody’s”) or BBB- or higher by Standard & Poor’s Corporation (“S&P”). However, the fund may also invest in high-yield, high-risk fixed income securities (junk bonds).

Securities selected for investment may be of any maturity or duration. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of a security’s payment pattern. Normally, the fund’s dollar-weighted average duration will vary between two and eight years. The subadviser may adjust the fund’s dollar-weighted average duration based on changing expectations for the federal funds rate, the shape of the yield curve, swap spreads, mortgage prepayments, credit spreads, and capital market liquidity. For instance, if the federal funds rate is expected to rise, the subadviser may choose to move the fund’s dollar-weighted average duration to the lower end of the band. Within this context, it is expected that the fund’s dollar-weighted average maturity will range between three and fifteen years. On March 31, 2012, the average duration of the fund’s securities was 5.2 years and the average effective maturity was 6.8 years. Typically, for a fund maintaining an average duration of 5.2 years, a one percent increase in interest rates would cause a 5.2% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 5.2%.

Securities may be reviewed for sale due to anticipated changes in interest rates, changes in the creditworthiness of issuers, or general financial or market developments.

Temporary Defensive Strategy: During periods of adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

46	Virtus Balanced Fund

Virtus Growth & Income Fund

Non-Fundamental Investment Objective

The fund has investment objectives of capital appreciation and current income.

Principal Investment Strategies

The fund invests in equity securities, primarily common stocks. Under normal circumstances, the fund will invest at least 65% of its assets in common stocks; however, the subadviser intends to invest nearly all of the fund’s assets in common stocks, rather than holding significant amounts of cash and short-term investments.

The subadviser employs a Growth at a Reasonable Price (GARP) philosophy in its security selection process. Generally, the fund invests in issuers having capitalizations within the range of companies included in the Russell 1000® Index; however, the fund may invest in medium and small capitalization issuers as well. Security selection begins with a top-down approach and econometric analysis of each sector. Each sector is then analyzed at the industry level. A fundamental analysis is then conducted within the industries to identify securities that the portfolio managers believe offer superior return opportunity. As of its most recent reconstitution effective June 25, 2012, the market capitalization of companies included in the Russell 1000® Index was $255 million to $533.7 billion.

Temporary Defensive Strategy: During periods of adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

Virtus Growth & Income Fund	47

Virtus Mid-Cap Core Fund

Non-Fundamental Investment Objective

The fund has an investment objective of long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of medium capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers medium capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell Midcap® Index. Because medium capitalization companies are defined by reference to an index, the market capitalization of the companies in which the fund invests may vary with market conditions. As of its most recent reconstitution effective June 25, 2012, the market capitalization range of companies included in the Russell Midcap® Index was $255 million to $22.2 billion.

The subadviser uses a strategy emphasizing highly profitable, consistently growing companies with low debt and rising cash flows. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, its relative competitive position in the industry and its financial structure. A proprietary model is used to determine relative value. Generally, the fund invests in approximately 25 to 35 securities at any given time.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.

Temporary Defensive Strategy: During periods of adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

48	Virtus Mid-Cap Core Fund

Virtus Mid-Cap Growth Fund

Non-Fundamental Investment Objective

The fund has an investment objective of capital appreciation.

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of medium capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers medium capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell Midcap® Growth Index. Because medium capitalization companies are defined by reference to an index, the market capitalization of companies in which the fund may invest may vary with market conditions. As of its most recent reconstitution effective June 25, 2012, the market capitalization range of companies included in the Russell Midcap® Growth Index was $255 million to $22.2 billion. The fund’s policy of investing 80% of its assets in medium capitalization companies may be changed only upon 60 days written notice to shareholders.

The subadviser uses a strategy emphasizing consistently growing, highly profitable, low-debt companies with rising cash flows, which the subadviser deems to be of high quality. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry, and its financial structure. A proprietary model is used to determine relative value. Generally, the fund invests in approximately 25 to 40 securities at any given time.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, are the subject of negative developments individually or as an industry; or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements; or for valuation reasons.

Temporary Defensive Strategy: During periods of adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

Virtus Mid-Cap Growth Fund	49

Virtus Mid-Cap Value Fund

Non-Fundamental Investment Objective

The fund has an investment objective of long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its assets in securities of medium capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers medium capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell Midcap® Index. Because medium capitalization companies are defined by reference to an index, the market capitalization of companies in which the fund invests may vary with market conditions. As of its most recent reconstitution effective June 25, 2012, the market capitalization range of companies included in the Russell Midcap® Index was $255 million to $22.2 billion. The fund’s policy of investing at least 80% of its assets in medium capitalization companies may be changed only upon 60 days written notice to shareholders.

The subadviser utilizes a “bottom-up” investment approach. The subadviser looks for companies that are both selling at a substantial discount to their private market value and are believed to have restructuring and turnaround potential. The subadviser also looks for companies where there is believed to be potential for significant increase in earnings over a three-year period and for significant price appreciation over a three-year period.

The subadviser employs a sell discipline pursuant to which it will sell a position when the price of the stock reaches the subadviser’s target price, when it has diminished confidence that management can execute the turnaround strategy, or when key management departs.

Temporary Defensive Strategy: During periods of adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

50	Virtus Mid-Cap Value Fund

Virtus Quality Large-Cap Value Fund

Non-Fundamental Investment Objective

The fund has an investment objective of long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers large capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations of greater than $7 billion. The fund’s policy of investing 80% of its assets in large capitalization companies may be changed only upon 60 days written notice to shareholders.

The subadviser uses a strategy emphasizing companies that exhibit financial strength and durable earnings growth, which the subadviser deems to be of high quality. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry and its financial structure. A proprietary model is used to determine relative value. Generally, the fund invests in approximately 20 to 40 securities at any given time.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.

Temporary Defensive Strategy: During periods of adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

Virtus Quality Large-Cap Value Fund	51

Virtus Quality Small-Cap Fund

Non-Fundamental Investment Objective

The fund has an investment objective of long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers small capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Value Index. Because small capitalization companies are defined by reference to an index, the market capitalization of companies in which the fund may invest may vary with market conditions. As of its most recent reconstitution effective June 25, 2012, the market capitalization range of companies included in the Russell 2000® Value Index was $10 million to $2.5 billion. The fund’s policy of investing 80% of its assets in small capitalization companies may be changed only upon 60 days written notice to shareholders.

The subadviser uses a strategy emphasizing consistently growing, highly profitable, low-debt companies in mature industries with rising cash flows which the subadviser deems to be of high quality. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry and its financial structure. A proprietary model is used to determine relative value. Generally, the fund invests in approximately 20 to 35 securities at any given time.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.

Temporary Defensive Strategy: During periods of adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

52	Virtus Quality Small-Cap Fund

Virtus Small-Cap Core Fund

Non-Fundamental Investment Objective

The fund has an investment objective of long-term capital appreciation, with dividend income a secondary consideration.

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers small capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Index. Because small capitalization companies are defined by reference to an index, the market capitalization of the companies in which the fund may invest may vary with market conditions. As of its most recent reconstitution effective June 25, 2012, the market capitalization range of companies included in the Russell 2000® Index was $10 million to $3.6 billion. The fund’s policy of investing 80% of its assets in small capitalization companies may be changed only upon 60 days written notice to shareholders.

The subadviser uses a blended growth and value strategy when selecting securities for investment.

The subadviser uses a strategy emphasizing consistently growing, highly profitable, low-debt companies with rising cash flows which the subadviser deems to be of high quality. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry and its financial structure.

The subadviser uses proprietary models to assist in its analysis.

Generally, the fund invests in approximately 20 to 40 securities at any given time.

The subadviser will utilize a sell discipline that seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.

Temporary Defensive Strategy: During periods of adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

Virtus Small-Cap Core Fund	53

Virtus Small-Cap Sustainable Growth Fund

Non-Fundamental Investment Objective

The fund has an investment objective of long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers small capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Growth Index. Because small capitalization companies are defined by reference to an index, the market capitalization of companies in which the fund may invest may vary with market conditions. As of its most recent reconstitution effective June 25, 2012, the market capitalization range of companies included in the Russell 2000® Growth Index was $11 million to $3.6 billion. The fund’s policy of investing 80% of its assets in small capitalization companies may be changed only upon 60 days written notice to shareholders.

The subadviser uses a strategy emphasizing consistently growing, highly profitable, low-debt companies with rising cash flows which the subadviser deems to be of high quality. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry and its financial structure. A proprietary model is used to determine relative value. Generally, the fund invests in approximately 20 to 35 securities at any given time.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.

Temporary Defensive Strategy: During periods of adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

54	Virtus Small-Cap Sustainable Growth Fund

Virtus Strategic Growth Fund

Non-Fundamental Investment Objective

The fund has an investment objective of long-term capital growth.

Principal Investment Strategies

Under normal circumstances, the fund invests at least 65% of its assets in equity securities of large capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers large capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 1000® Growth Index. Because large capitalization companies are defined by reference to an index, the market capitalization of companies in which the fund may invest may vary with market conditions. As of its most recent reconstitution effective June 25, 2012, the market capitalization range of companies included in the Russell 1000® Growth Index was $255 million to $533.7 billion. The fund’s policy of investing 65% of its assets in large capitalization companies may be changed only upon 60 days written notice to shareholders.

The subadviser uses a strategy emphasizing consistently growing, highly profitable, low-debt companies with rising cash flows, which the subadviser deems to be of high quality. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry, and its financial structure. A proprietary model is used to determine relative value. Generally, the fund invests in approximately 30 to 40 securities at any given time.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.

Temporary Defensive Strategy: During periods of adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

Virtus Strategic Growth Fund	55

Virtus Tactical Allocation Fund

Non-Fundamental Investment Objective

The fund has investment objectives of capital appreciation and income.

Principal Investment Strategies

The fund invests in equity, fixed income and cash or cash equivalents using a tactical allocation approach: 40% to 65% invested in equity securities, 35% to 60% invested in fixed income securities, and up to 25% held in cash or cash equivalent securities. The equity allocation is invested in common and preferred securities. The fixed income allocation may be invested in all sectors of fixed income securities, including high-yield, high-risk (“junk bonds”), mortgage-backed and asset-backed, government, corporate and municipal debt obligations. The fund may invest in both U.S. and foreign (non-U.S.) fixed income securities, including those of issuers in emerging market countries.

The equity subadviser employs a Growth at a Reasonable Price (GARP) philosophy in its security selection process. Generally, the fund invests in issuers having capitalizations within the range of companies included in the Russell 1000® Index; however, the fund may invest in medium and small capitalization issuers as well. Security selection begins with a top-down approach and econometric analysis of each sector. Each sector is then analyzed at the industry level. A fundamental analysis is then conducted within the industries to identify securities that the portfolio managers believe offer superior return opportunity. As of its most recent reconstitution effective June 25, 2012, the market capitalization of companies included in the Russell 1000® Index was $255 million to $533.7 billion.

Under normal circumstances, the fixed income portion of the fund is invested in the following sectors of fixed income securities:

•

Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”) and other pass-through securities;

•	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging market countries;

•

Investment grade securities, which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality, including short-term securities; and

•	High yield-high risk fixed income securities of U.S. issuers (so-called “junk bonds”).

The fund may invest in all or some of these sectors. If after the time of investment the rating declines, the fund is not obligated to sell the security.

Securities are selected using a sector rotation approach. The fixed income subadviser seeks to adjust the proportion of the fund’s fixed income investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the subadviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

56	Virtus Tactical Allocation Fund

The fixed income subadviser manages the duration of the fixed income portion of the fund utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the average duration of the fixed income portion of the fund is maintained at a level similar to that of its fixed income benchmark, the Barclays Capital U.S. Aggregate Bond Index. As of March 31, 2012, the modified adjusted duration of the Barclay’s Capital U.S. Aggregate Bond Index was 5.01 years. Typically, for a fund maintaining a modified adjusted duration of 5.01 years, a one percent increase in interest rates would cause a 5.01% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 5.01%.

Temporary Defensive Strategy: During periods of adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

Virtus Tactical Allocation Fund	57

More Information About Risks Related to Principal Investment Strategies

Each of the funds may not achieve its objective, and each is not intended to be a complete investment program.

Generally, the value of a fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of such fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or subadviser expects. As a result, the value of your shares may decrease.

Specific risks of investing in the funds are identified in the below table and described in detail following the table.

Risks	Virtus Balanced Fund	Virtus Growth & Income Fund	Virtus Mid- Cap Core Fund	Virtus Mid- Cap Growth Fund	Virtus Mid- Cap Value Fund	Virtus Quality Large- Cap Value Fund	Virtus Quality Small- Cap Fund	Virtus Small- Cap Core Fund	Virtus Small-Cap Sustainable Growth Fund	Virtus Strategic Growth Fund	Virtus Tactical Allocation Fund
Debt Securities	x										x
Credit	x										x
Interest Rate	x										x
Long-Term Maturities/Durations	x										x
Equity Securities	x	x	x	x	x	x	x	x	x	x	x
Growth Stocks				x					x	x
Large Market Capitalization Companies	x	x				x				x	x
Medium Market Capitalization Companies			x	x	x
Small Market Capitalization Companies							x	x	x
Small and Medium Market Capitalization Companies	x	x									x
Value Stocks					x	x	x
Foreign Investing	x										x
Currency Rate Risk	x										x
Emerging Markets	x										x
High Yield-High Risk Securities (Junk Bonds)	x										x
Limited Number of Investments			x	x		x	x	x	x	x
Loan Participations											x
Market Volatility	x	x	x	x	x	x	x	x	x	x	x
Mortgage-Backed and Asset-Backed Securities	x										x
Short-Term Investments											x
U.S. Government Securities	x										x

In order to determine which risks are principal risks for a fund, please refer to the table above.

Debt Securities Risks

Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt securities include the following:

•

Credit Risk. There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

•

Interest Rate Risk. The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

58	Virtus Mutual Funds

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

•

Long-Term Maturities/Durations Risk. Fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations.

Equity Securities Risks

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected.

•

Growth Stocks. There is a possibility that the fund’s focus on growth investing will cause the fund to underperform when growth investing is out of favor, or that the fund’s investments will not appreciate as anticipated. Growth investing may increase the volatility of the fund’s share price.

•

Large Market Capitalization Companies. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

•

Medium Market Capitalization Companies. Medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.

•

Small Market Capitalization Companies. Small companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.

•

Small and Medium Market Capitalization Companies. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.

•

Value Stocks. There is a possibility that the fund’s focus on value investing will cause the fund to underperform when value investing is out of favor, or that investments in companies whose securities are believed to be undervalued, do not appreciate in value as anticipated. Value investing may increase the volatility of the fund’s share price.

Virtus Mutual Funds	59

Foreign Investing Risk

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

•

Currency Rate Risk. Because the foreign securities in which the fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the fund’s shares is calculated in U.S. dollars, it is possible for the fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the fund’s holdings in foreign securities.

•

Emerging Market Investing Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk

Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds”. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

Limited Number of Investments Risk

The risk that the fund’s portfolio will be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.

Loan Participations Risk

A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of borrower’s principal and interest payments. The principal risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in the fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

60	Virtus Mutual Funds

Market Volatility Risk

The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has exposed the funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that they hold. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude a fund’s ability to achieve its investment objective.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. These two types of securities share many of the same risks.

The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to the fund.

Early payoffs in the loans underlying such securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.

Short-Term Investments Risk

Short-term investments include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

U.S. Government Securities Risk

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Virtus Mutual Funds	61

Management of the Funds

The Adviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the funds and is located at 100 Pearl Street, Hartford, CT 06103. VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of March 31, 2012, VIA had approximately $23.4 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Subject to the direction of the fund’s Board of Trustees, VIA is responsible for managing the funds’ investment programs and for the general operations of the funds, including oversight of the funds’ subadvisers, and recommending their hiring, termination and replacement.

VIA has appointed and oversees the activities of each of the subadvisers for the funds as follows. Each subadviser manages the investments of that fund to conform with its investment policies as described in this prospectus.

Fund	Subadviser
Virtus Balanced Fund	Euclid Advisors LLC (“Euclid”) (equity portion) Newfleet Asset Management, LLC (“Newfleet”) (fixed income portion)
Virtus Growth & Income Fund	Euclid
Virtus Mid-Cap Core Fund	Kayne Anderson Rudnick Investment Management, LLC (“Kayne”)
Virtus Mid-Cap Growth Fund	Kayne
Virtus Mid-Cap Value Fund	Sasco Capital Inc. (“Sasco”)
Virtus Quality Large-Cap Value Fund	Kayne
Virtus Quality Small-Cap Fund	Kayne
Virtus Small-Cap Core Fund	Kayne
Virtus Small-Cap Sustainable Growth Fund	Kayne
Virtus Strategic Growth Fund	Kayne
Virtus Tactical Allocation Fund	Euclid (equity portion) Newfleet (fixed income portion)

Management Fees

Each fund pays VIA an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates:

Virtus Quality Small-Cap Fund	0.70%
Virtus Small-Cap Core Fund	0.75%

	First $400 million	$400+ million through $1billion	$1+ billion
Virtus Small-Cap Sustainable Growth Fund	0.90%	0.85%	0.80%

62	Virtus Mutual Funds

	First $500 million	Over $500 million
Virtus Mid-Cap Growth Fund	0.80%	0.70%

	First $1 billion	Over $1 billion
Virtus Mid-Cap Value Fund	0.75%	0.70%

	First $1 billion	$1+ billion through $2 billion	$2+ billion
Virtus Balanced Fund	0.55%	0.50%	0.45%
Virtus Growth & Income Fund	0.75%	0.70%	0.65%
Virtus Mid-Cap Core Fund	0.80%	0.75%	0.70%
Virtus Quality Large-Cap Value Fund	0.75%	0.70%	0.65%
Virtus Strategic Growth Fund	0.70%	0.65%	0.60%
Virtus Tactical Allocation Fund	0.70%	0.65%	0.60%

In its last fiscal year, the funds paid fees to the adviser at the following percentage of average net assets:

Virtus Balanced Fund	0.55%
Virtus Growth & Income Fund	0.75%
Virtus Mid-Cap Core Fund	0.80%
Virtus Mid-Cap Growth Fund	0.80%
Virtus Mid-Cap Value Fund	0.75%
Virtus Quality Large-Cap Value Fund	0.75%
Virtus Quality Small-Cap Fund	0.70%
Virtus Small-Cap Core Fund	0.75%
Virtus Small-Cap Sustainable Growth Fund	0.90%
Virtus Strategic Growth Fund	0.70%
Virtus Tactical Allocation Fund	0.70%

The Subadvisers

Euclid, an affiliate of VIA, has offices at 100 Pearl Street, Hartford, CT 06103 and 900 Third Avenue, New York, NY 10022. As of March 31, 2012, Euclid had approximately $4.8 billion in assets under management.

Kayne, an affiliate of VIA, is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. Kayne acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of March 31, 2012, Kayne had approximately $6.7 billion in assets under management.

Newfleet, an affiliate of VIA, has offices at 100 Pearl Street, Hartford, CT 06103 and 909 Montgomery Street, San Francisco, CA 94133. Newfleet acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of March 31, 2012, Newfleet had approximately $8.6 billion in assets under management. Newfleet has been an investment adviser since 1989.

Virtus Mutual Funds	63

Sasco is located at 10 Sasco Hill Road, Fairfield, CT 06824. Sasco has been an investment adviser since 1985 and as of March 31, 2012, Sasco had approximately $5.1 billion in assets under management.

VIA pays each respective subadviser a subadvisory fee which is calculated on the fund’s average daily net assets at the following annual rates:

Virtus Balanced Fund	50% of Net Advisory Fee to Euclid (equity portion) 50% of Net Advisory Fee to Newfleet (fixed income portion)
Virtus Growth & Income Fund	50% of Net Advisory Fee
Virtus Mid-Cap Core Fund	50% of Net Advisory Fee
Virtus Mid-Cap Growth Fund	50% of Net Advisory Fee
Virtus Mid-Cap Value Fund	47.50% of Net Advisory Fee
Virtus Quality Large-Cap Value Fund	50% of Net Advisory Fee
Virtus Quality Small-Cap Fund	50% of Net Advisory Fee
Virtus Small-Cap Core Fund	50% of Net Advisory Fee
Virtus Small-Cap Sustainable Growth Fund	50% of Net Advisory Fee
Virtus Strategic Growth Fund	50% of Net Advisory Fee
Virtus Tactical Allocation Fund	50% of Net Advisory Fee to Euclid (equity portion) 50% of Net Advisory Fee to Newfleet (fixed income portion)

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements of the funds is available in the funds’ annual report covering the period April 1, 2011 through March 31, 2012. With respect to Virtus Balanced Fund, Virtus Growth & Income Fund and Virtus Tactical Allocation Fund, the basis for the Board of Trustees approving the subadvisory agreement with Euclid is available in the funds’ 2011 semiannual report, covering the period April 1, 2011 through September 30, 2011. With respect to Virtus Strategic Growth Fund, the basis for the Board of Trustees approving the subadvisory agreement with Kayne is available in the fund’s 2011 semiannual report, covering the period April 1, 2011 through September 30, 2011.

The funds and VIA have received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions and without the approval of shareholders to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

64	Virtus Mutual Funds

Portfolio Management

The following individuals are responsible for the day-to-day management of the funds’ portfolios.

Euclid

Virtus Balanced Fund (equity portion only)	David Dickerson Carlton Neel (both since 2009)
Virtus Growth & Income Fund	David Dickerson Carlton Neel (both since 2009)
Virtus Tactical Allocation Fund (equity portion only)	David Dickerson Carlton Neel (both since 2009)

David Dickerson. Mr. Dickerson is Managing Director of Euclid and Senior Vice President of Zweig Advisers, LLC (“Zweig”). He also serves as portfolio manager of Virtus Alternatives Diversifier Fund, as well as The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by Zweig. For the period from July 2002 until returning to Zweig in April 2003, Mr. Dickerson was a managing director and principal of Shelter Rock Capital Partners, L.P., a market neutral hedge fund. While previously employed by Zweig from 1993 until July 2002, Mr. Dickerson served as senior portfolio manager for a number of the former Phoenix-Zweig mutual funds.

Carlton Neel. Mr. Neel is Senior Managing Director of Euclid and Senior Vice President of Zweig. He also serves as portfolio manager of Virtus Alternatives Diversifier Fund, as well as The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by Zweig. For the period from July 2002 until returning to Zweig in April 2003, Mr. Neel was a managing director and principal of Shelter Rock Capital Partners, L.P., a market neutral hedge fund. While previously employed by Zweig from 1995 until July 2002, Mr. Neel served as senior portfolio manager for a number of the former Phoenix-Zweig mutual funds.

Kayne

Virtus Mid-Cap Core Fund	Jon Christensen, CFA Craig Stone (both since 2009)
Virtus Mid-Cap Growth Fund	Doug Foreman, CFA (since February 2012) Gregory Toppe, CFA (since February 2012)
Virtus Quality Large-Cap Value Fund	Richard Sherry, CFA (since 2009)
Virtus Quality Small-Cap Fund	Julie Kutasov (since 2008) Robert Schwarzkopf, CFA (since 2006) Craig Stone (since 2009)
Virtus Small-Cap Core Fund	Todd Beiley, CFA (since 2009) Jon Christensen, CFA (since 2008) Robert Schwarzkopf, CFA (since 1996)
Virtus Small-Cap Sustainable Growth Fund	Todd Beiley, CFA (since 2008) Jon Christensen, CFA (since 2009) Robert Schwarzkopf, CFA (since 2006)
Virtus Strategic Growth Fund	Doug Foreman, CFA (since November 2011) Gregory Toppe, CFA (since November 2011)

Virtus Mutual Funds	65

Todd Beiley, CFA. Mr. Beiley is a Portfolio Manager of Small-Cap Core Fund (since February 2009) and Small-Cap Sustainable Growth Fund (since 2008). Mr. Beiley is a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization health-care sector. Before joining Kayne in 2002, Mr. Beiley was an associate analyst in equity research at Prudential Securities. He has over 13 years of investment industry experience.

Jon Christensen, CFA. Mr. Christensen is a Portfolio Manager of Mid-Cap Core Fund (since inception in June 2009). He is also Co-Portfolio Manager for Small-Cap Core Fund (since December 2008) and Small-Cap Sustainable Growth Fund (since February 2009). Mr. Christensen is a Portfolio Manager and Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization consumer sectors. Before joining Kayne in 2001, he was a portfolio manager and senior research analyst for Doheny Asset Management. Mr. Christensen has approximately 17 years of investment industry experience.

Doug Foreman, CFA. Mr. Foreman is a Portfolio Manager of Mid-Cap Growth Fund (since February 2012) and Strategic Growth Fund (since November 2011) and is jointly responsible for the day-to-day management of each fund’s portfolio. Mr. Foreman is Director of Equities, playing a leadership role in Kayne’s equity investment operations. Before joining Kayne in 2011, he was director of equities at HighMark Capital Management (2009 to 2011). Prior to HighMark, Mr. Foreman was retired for two years (2007 to 2008) and was group managing director and chief investment officer of U.S. equities at Trust Company of the West (TCW) (1994 – 2006). Mr. Foreman has approximately 26 years of investment industry experience.

Julie Kutasov. Ms. Kutasov is a Portfolio Manager of Quality Small-Cap Fund (since 2008). Ms. Kutasov is a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization producer durables and financials sectors. Before joining Kayne in 2001, Ms. Kutasov worked in the investment management group at Goldman Sachs. She has approximately 11 years of investment industry experience.

Robert Schwarzkopf, CFA. Mr. Schwarzkopf is a Portfolio Manager of Quality Small-Cap Fund (since inception in June 2006), Small-Cap Core Fund (since 1996) and Small-Cap Sustainable Growth Fund (since inception in June 2006). Mr. Schwarzkopf is Chief Investment Officer (since 2007), a portfolio manager for the small and mid-cap equity portfolios (since 1992), and a member of the Executive Management Committee. Before joining Kayne in 1991, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and portfolio manager for Pilgrim Regional Bankshares. He has approximately 31 years of investment industry experience.

Richard Sherry, CFA. Mr. Sherry is the Portfolio Manager of Quality Large-Cap Value Fund (since September 2009). Mr. Sherry is a Portfolio Manager for large-cap portfolios and is a Senior Research Analyst. Before joining Kayne in 1995, Mr. Sherry was an operations/marketing supervisor at Pilgrim Asset Management. He has approximately 21 years of investment industry experience.

Craig Stone. Mr. Stone is a Portfolio Manager of Mid-Cap Core Fund (since inception in June 2009). He is also Portfolio Manager for Quality Small-Cap Fund (since February 2009). Mr. Stone is a Portfolio Manager and Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization producer durables and energy sectors. Before joining Kayne in 2000, Mr. Stone was a portfolio manager at Doheny Asset Management. He has approximately 23 years of investment industry experience.

Gregory Toppe, CFA. Mr. Toppe is a Portfolio Manager of Mid-Cap Growth Fund (since February 2012) and Strategic Growth Fund (since November 2011) and is jointly responsible for the day-to-day management of each fund’s portfolio. Mr. Toppe is a Portfolio Manager and Senior Research Analyst at Kayne, with primary research responsibilities for the small and mid-capitalization materials and processing, producer durables, and technology sectors. Before joining Kayne in 2008, he was an equity analyst at Mt. Eden Investment Advisors (2006 to 2008). Prior to that, he was a research analyst and portfolio specialist at Fisher Investments (2000 to 2004) and earned an MBA from the University of Wisconsin (2004 to 2006). Mr. Toppe has approximately 12 years of investment industry experience.

66	Virtus Mutual Funds

Newfleet

Virtus Balanced Fund (fixed income portion only)	Robert L. Bishop, CFA Kaushik Saha (both since 2009)
Virtus Tactical Allocation Fund (fixed income portion only)	David L. Albrycht, CFA (since December 2011)

David L. Albrycht, CFA. Mr. Albrycht is Chief Investment Officer — Multi-Sector Fixed Income Strategies and Senior Portfolio Manager at Newfleet (since June 2011). Prior to joining Newfleet, he was Executive Managing Director (2008 to 2011) and Vice President (2005 to 2008), Fixed Income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, at which time it was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates since 1991. Mr. Albrycht also manages several fixed income mutual funds and variable investment options; he is co-manager of the Virtus Total Return Fund, a closed-end fund.

Robert L. Bishop, CFA. Mr. Bishop is Chief Investment Officer — Core Plus Fixed Income Strategies (since 2008; previously Portfolio Manager (2005 to 2008)) at Newfleet and also has portfolio management responsibility for investment grade corporate bonds and credit derivatives. Prior to joining Newfleet in 2002, he was responsible for restructuring corporate pension funds at Salomon Brothers; quantitative portfolio design at Goldman Sachs; and was a director in the credit sales area of Merrill Lynch. He has 33 years of investment experience.

Kaushik Saha. Mr. Saha is Fixed Income Portfolio Manager (since 2008) at Newfleet focused primarily on mortgage- and asset-backed securities. Prior to joining Newfleet in 2008, Mr. Saha was Portfolio Manager and Senior ABS Analyst for Barclays Global Investors (2003 to 2008) and the Federal Home Loan Mortgage Corp. (1992 to 2003). He has 20 years of investment experience.

Sasco

Virtus Mid-Cap Value Fund	Bruce Bottomley (since 1997) Mark Helderman (since 2004) Daniel Leary (since 1997)

Bruce Bottomley. Since its inception on October 22, 2004, Mr. Bottomley has served as a portfolio manager of Mid-Cap Value Fund and previously served as portfolio manager of the Predecessor Fund since its inception in 1997. He is Managing Director and Portfolio Manager of Sasco. Mr. Bottomley has 40 years of investment experience and was a founding partner of Sasco in 1986.

Mark Helderman. Since its inception on October 22, 2004, Mr. Helderman has served as a portfolio manager of Mid-Cap Value Fund. He is Managing Director and Portfolio Manager of Sasco. Mr. Helderman has 28 years of investment experience and joined Sasco in 1997.

Daniel Leary. Since its inception on October 22, 2004, Mr. Leary has served as a portfolio manager of Mid-Cap Value Fund and previously served as portfolio manager of the Predecessor Fund since its inception in 1997. He is Managing Director and Portfolio Manager of Sasco. Mr. Leary has 41 years of investment experience and was a founding partner of Sasco in 1986.

Please refer to the statement of additional information for additional information about the funds’ portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the funds.

Virtus Mutual Funds	67

Additional Investment Techniques

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, each of the funds listed in the chart below may engage in additional investment techniques that present additional risks to a fund as described below. Those additional investment techniques in which a fund is expected to engage as of the date of this prospectus are indicated in the chart below, although other techniques may be utilized from time to time. Each risk is described after the chart. Many of the additional investment techniques that a fund may use, as well as other investment techniques that are relied upon to a lesser degree, are more fully described in the statement of additional information.

Risks	Virtus Balanced Fund	Virtus Growth & Income Fund	Virtus Mid- Cap Core Fund	Virtus Mid-Cap Growth Fund	Virtus Mid-Cap Value Fund	Virtus Quality Large- Cap Value Fund	Virtus Quality Small- Cap Fund	Virtus Small- Cap Core Fund	Virtus Small-Cap Sustainable Growth Fund	Virtus Strategic Growth Fund	Virtus Tactical Allocation Fund
Borrowing	x	x		x			x	x	x		x
Debt Securities		x		x	x					x
Credit				x	x					x
Interest Rate				x	x					x
Depositary Receipts				x		x	x		x
Derivatives	x	x		x	x					x	x
Exchange Traded Funds (ETFs)			x	x		x	x	x	x	x
Financial Futures and Related Options		x
Foreign Investing		x	x	x		x	x	x	x	x
Currency Rate		x	x	x		x	x	x	x	x
High Yield-High Risk Securities (Junk Bonds)					x
Illiquid and Restricted Securities	x	x		x			x	x	x		x
Initial Public Offerings (IPOs)				x	x
Mortgage-Backed and Asset-Backed Securities										x
Mutual Fund Investing	x	x					x	x	x		x
Preferred Stocks					x
Private Placements	x
Repurchase Agreements	x										x
Securities Lending	x	x	x	x	x	x	x	x	x	x	x
Short-term Instruments	x	x	x	x		x	x	x	x	x	x
U.S. and Foreign Government Obligations					x			x
Unrated Fixed Income Securities	x			x	x			x			x
Variable Rate, Floating Rate or Variable Amount Securities	x
When-Issued and Delayed-Delivery Securities	x										x
Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds	x										x

In order to determine which investment techniques apply to a fund, please refer to the table above.

Borrowing

When a fund borrows money, it is required to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage declines, for example as a result of market fluctuations, the fund may be required to sell some of its portfolio holdings quickly to reduce the debt and restore the required asset coverage, even though it may be disadvantageous from an investment standpoint to do so. Borrowing may exaggerate the effect on the fund’s net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs that may or may not be offset by appreciation of the securities purchased. The fund also may be subject to other conditions or fees that would increase the cost of borrowing over the stated interest rate. The various costs of borrowing may therefore ultimately exceed the income from investments made with such leverage.

68	Virtus Mutual Funds

Debt Securities

Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt securities include the following:

•

Credit Risk. There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

•

Interest Rate Risk. The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

Depositary Receipts

Certain funds may invest in American Depositary Receipts (ADRs), sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts) and other similar instruments representing securities of foreign companies. Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investments in securities of foreign issuers.

Derivatives

The fund may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Virtus Mutual Funds	69

Exchange Traded Funds (ETFs)

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses the fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Financial Futures and Related Options

The fund may use financial futures contracts and related options for hedging purposes. Futures and options involve market risk in excess of their value and may not be as liquid as other securities.

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

•

Currency Rate Risk. Because the foreign securities in which the fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the fund’s shares is calculated in U.S. dollars, it is possible for the fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the fund’s holdings in foreign securities.

High Yield-High Risk (Junk Bond) Securities

Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds”. Such securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

Illiquid and Restricted Securities

Certain securities in which the fund invests may be difficult to sell at the time and price beneficial to the fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the fund to incur expenses in addition to those normally associated with the sale of a security.

70	Virtus Mutual Funds

Initial Public Offerings (IPOs)

The fund may acquire common and preferred stock of issuers in an IPO. Investment returns from IPOs may be highly volatile and subject to varying patterns of trading volume, and these securities may at times be difficult to sell. In addition, information about the issuers of IPO securities is often difficult to obtain since they are new to the market and may not have lengthy operating histories. From time to time, the fund may purchase IPOs and then immediately sell them. This practice will increase portfolio turnover rates and increase costs to the fund, affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Loan Participations

The fund may invest in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower’s principal and interest payments. The principal credit risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in the fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a Federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. These two types of securities share many of the same risks.

The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to a fund.

Early payoffs in the loans underlying such securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security which was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.

Mutual Fund Investing

Through its investments in other mutual funds, the fund is exposed to not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the fund would have incurred if it invested in the underlying fund’s assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the fund may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the fund, and the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund. If the fund invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs.

Virtus Mutual Funds	71

Preferred Stocks

Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Such fluctuations generally are comparable to or exceed those of long-term government or corporate bonds (those with maturities of fifteen to thirty years). Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stockholders. A preferred stock rating differs from a bond rating because it applies to an equity issue which is intrinsically different from, and subordinated to, a debt issue. Preferred stock ratings generally represent an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. Preferred stock also may be subject to optional or mandatory redemption provisions, and may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.

Private Placements

The fund may purchase securities which have been privately issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Privately issued securities ordinarily can be sold by the fund only in secondary market transactions to certain qualified investors pursuant to rules established by the SEC or privately negotiated transactions to a limited number of purchasers. Therefore, sales of such securities by the fund may involve significant delays and expense.

Repurchase Agreements

The fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Such agreements subject the fund to the risk of default or insolvency of the counterparty.

Securities Lending

Each of the funds may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective fund can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the fund.

Short-Term Instruments

The fund may invest in short-term investments, which may include money market instruments, repurchase agreements, certificates of deposit and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

U.S. and Foreign Government Obligations

Each fund may invest in obligations of U.S. and foreign governments, their agencies, instrumentalities and subdivisions.

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

72	Virtus Mutual Funds

Foreign obligations may not be backed by the government of the issuing country, and are subject to foreign investing risks.

Unrated Fixed Income Securities

The fund may invest in unrated fixed income securities. The fund’s subadviser has the authority to make determinations regarding the quality of such securities for the purposes of assessing whether they meet the fund’s investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.

Variable Rate, Floating Rate or Variable Amount Securities

The fund may invest in variable rate, floating rate, or variable amount securities which are generally short-term, unsecured, fluctuating, interest-bearing notes of private issuers. The absence of an active secondary market with respect to certain such instruments could make it difficult for the fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments.

When-Issued and Delayed-Delivery Securities

Certain securities may be purchased on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds

The fund may invest in any combination of zero coupon and step coupon bonds and bonds on which interest is payable in kind (“PIK”). The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the fund will not receive cash payments earned on these securities on a current basis, the fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the statement of additional information for more detailed information about these and other investment techniques of the funds.

Pricing of Fund Shares

How is the Share Price Determined?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

•	adding the values of all securities and other assets of the fund;

•	subtracting liabilities; and

•	dividing the result by the total number of outstanding shares of that class.

Virtus Mutual Funds	73

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ net asset values (“NAVs”). Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund’s NAV. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value (NAV): The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.

The NAV per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (“NYSE”) is open for trading. A fund will not calculate its NAV per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

How are securities fair valued?

If market quotations are not readily available or available prices are not reliable, the funds determine a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the issuer’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

74	Virtus Mutual Funds

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its NAV (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the funds’ fair valuation procedures, may not reflect such security’s market value.

At what price are shares purchased?

All investments received by the funds’ authorized agents in good order prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day’s NAV. Shares credited to your account from the reinvestment of a fund’s distributions will be in full and fractional shares that are purchased at the closing NAV on the next business day on which the fund’s NAV is calculated following the dividend record date.

Sales Charges

What are the classes and how do they differ?

Presently, each fund offers from two to four classes of shares. With the exception of Class I Shares, the shares have different sales and distribution charges. (See “Fund Fees and Expenses” in each fund’s “Fund Summary” previously in this prospectus.) For certain classes of shares, the funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended, that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders. Because these fees are paid out of a fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Important Information about Class B Shares. Class B shares of the funds are no longer available for purchase by new or existing shareholders, except by existing shareholders through “Qualifying Transactions,” which consist of the following: (1) reinvestment of dividends and/or capital gain distributions; and (2) exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (discussed below under the heading “Exchange Privileges” within the section entitled “Account Policies”). Shareholders who own Class B Shares may continue to hold such shares until they convert to Class A Shares under the existing conversion schedule, as described in this prospectus section under the heading “What arrangement is best for you?”

What arrangement is best for you?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Virtus Mutual Funds	75

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, retirement accounts such as IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request that you provide an account statement or other holdings information to determine your eligibility for a breakpoint and make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the statement of additional information in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Virtus Mutual Funds’ Web site at virtus.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

Class A Shares (all funds). If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A Shares are not subject to any charges by the funds when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund and purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B Shares and Class C Shares.

Class B Shares (Virtus Balanced Fund, Virtus Growth & Income Fund, Virtus Mid-Cap Growth Fund, Virtus Strategic Growth Fund and Virtus Tactical Allocation Fund only). If you sell your Class B Shares of the funds within the first five years after they were purchased, you will pay a deferred sales charge of up to 5% of your shares’ value. (See “Deferred Sales Charge Alternative—Class B Shares and Class C Shares” below.) This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase.

Class C Shares (all funds). If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class C Shares” below.) Class C Shares do not convert to any other class of shares of the funds, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

Class I Shares (Virtus Growth & Income Fund, Virtus Mid-Cap Core Fund, Virtus Mid-Cap Growth Fund, Virtus Mid-Cap Value Fund, Virtus Quality Large-Cap Value Fund, Virtus Quality Small-Cap Fund, Virtus Small-Cap Core Fund, Virtus Small-Cap Sustainable Growth Fund and Virtus Strategic Growth Fund only). Class I shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the adviser, the subadviser and their affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. For additional information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

Initial Sales Charge Alternative—Class A Shares

The public offering price of Class A Shares of Virtus non-money market funds is the NAV plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the statement of additional information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds’ underwriter, VP Distributors, LLC (“VP Distributors” or “Distributor”).

76	Virtus Mutual Funds

Sales Charge you may pay to purchase Class A Shares

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75	4.99
$100,000 but under $250,000	3.75	3.90
$250,000 but under $500,000	2.75	2.83
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None

Class A Sales Charge Reductions and Waivers

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the statement of additional information. Investors buying Class A Shares on which a finder’s fee has been paid may incur a CDSC if they redeem their shares within 18 months of purchase. For all Virtus fixed income funds, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as: (a) any individual, his or her spouse and minor children purchasing shares for his or her own account (including an IRA account) including his or her own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or certain Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Virtus Mutual Funds	77

Account Reinstatement Privilege. Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A, Class B or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Virtus Mutual Funds; directors, officers, employees and sales representatives of the adviser, subadviser or Distributor or a corporate affiliate of the adviser, subadviser or Distributor; private clients of an adviser or subadviser to any of the Virtus Mutual Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the statement of additional information for more information about qualifying for purchases of Class A Shares at NAV.

Deferred Sales Charge Alternative—Class B Shares and Class C Shares

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. The sales charge will be multiplied by the then-current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in NAV or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class C Shares are considered purchased on the trade date.

Deferred Sales Charge you may pay to sell Class B Shares

Year	1	2	3	4	5	6+
CDSC	5%	4%	3%	2%	2%	0%

Deferred Sales Charge you may pay to sell Class C Shares

Year	1	2+
CDSC	1%	0%

Compensation to Dealers

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants’ purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

78	Virtus Mutual Funds

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of these funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources.

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. Additionally, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A 1.00% CDSC may be imposed on certain redemptions of such investments within 18 months of purchase. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has also agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

Your Account

Opening an Account

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class I Shares. For information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

The funds have established the following preferred methods of payment for fund shares:

•	Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;

•	Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or

•	Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor’s company or employer.

Virtus Mutual Funds	79

Payment in other forms may be accepted at the discretion of the funds; however, the funds generally do not accept such other forms of payment as cash equivalents (such as traveler’s checks, cashier’s checks, money orders or bank drafts), starter checks, credit card convenience checks, or certain third party checks. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at the NAV next calculated after the decision is made by us to close the account.

Step 1.

Your first choice will be the initial amount you intend to invest in each fund.

Minimum initial investments:

•

$100 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege, or accounts that use the Systematic Purchase program. (See below for more information on the Systematic Purchase program.)

•

There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account. Additionally, shareholders who own Class B Shares of a fund may purchase Class A Shares or Class C Shares of the same fund without regard to the minimum initial investment requirements.

•	$2,500 for all other accounts.

Minimum additional investments:

•	$100 for any account.

•

There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse any purchase order for any reason.

Step 2.

Your second choice will be what class of shares to buy. Each share class, except Class I Shares, has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

Step 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

•	Receive both dividends and capital gain distributions in additional shares;

•	Receive dividends in additional shares and capital gain distributions in cash;

•	Receive dividends in cash and capital gain distributions in additional shares; or

•	Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

80	Virtus Mutual Funds

How to Buy Shares

To Open An Account (Class A and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the funds. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
Through express delivery	Complete a New Account Application and send it with a check payable to the funds. Send them to: Virtus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722.
By Federal Funds wire	Call us at (800) 243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the funds. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

The price at which a purchase is effected is based on the applicable NAV next determined after the receipt of a purchase order in good order by the funds’ Transfer Agent. A purchase order is generally in “good order” if an acceptable form of payment accompanies the purchase order and the order includes the appropriate application(s) and/or other form(s) and any supporting legal documentation required by the Transfer Agent, each in legible form.

Each fund reserves the right to refuse any order that may disrupt the efficient management of the funds.

How to Sell Shares

You have the right to have the funds buy back shares at the NAV next determined after receipt of a redemption request in good order by the fund’s Transfer Agent or an authorized agent. In the case of a Class C Share redemption and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed generally is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

For information about selling Class I Shares, please contact the funds’ Transfer Agent at (800) 243-1574.

To Sell Shares (Class A and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction to: Virtus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
By telephone	For sales up to $50,000, requests can be made by calling (800) 243-1574.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

Virtus Mutual Funds	81

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions “in kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the applicable fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor.

Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds’ Transfer Agent at (800) 243-1574. As stated in the applicable account applications, accounts associated with certain types of retirement plans and individual retirement accounts may incur fees payable to the Transfer Agent in the event of redeeming an account in full. Shareholders with questions about this should contact the funds’ Transfer Agent at (800) 243-1574.

Redemptions by Mail

Þ	If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

Send a clear letter of instructions if both of these apply:

•	The proceeds do not exceed $50,000.

•	The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instructions with a signature guarantee when any of these apply:

•	You are selling more than $50,000 worth of shares.

•	The name or address on the account has changed within the last 30 days.

•	You want the proceeds to go to a different name or address than on the account.

Þ	If you are selling shares held in a corporate or fiduciary account, please contact the funds’ Transfer Agent at (800) 243-1574.

The signature guarantee, if required, must be a STAMP 2000 Medallion guarantee made by an eligible guarantor institution as defined by the funds’ Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. As of the date of this Prospectus, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this Prospectus.)

82	Virtus Mutual Funds

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

Account Policies

Account Reinstatement Privilege

Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares or Class B Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

Annual Fee on Small Accounts

To help offset the costs associated with maintaining small accounts, Virtus Mutual Funds reserve the right to assess an annual $25 small account fee on fund accounts with a balance below $2,500. The small account fee may be waived in certain circumstances, such as for accounts that have elected electronic delivery of statements/regulatory documents and accounts owned by shareholders having multiple accounts with a combined value of over $25,000. The small account fee does not apply to accounts held through a financial intermediary.

The small account fee will be collected through the automatic sale of shares in your account. We will send you written notice before we charge the $25 fee so that you may increase your account balance above the minimum, sign up for electronic delivery, consolidate your accounts or liquidate your account. You may take these actions at any time by contacting your investment professional or the Transfer Agent.

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at NAV, and a check will be mailed to the address of record. Any applicable sales charges will be deducted.

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund.

Uncashed Checks

If any correspondence sent by the fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current NAV. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

Inactive Accounts

As required by the laws of certain states, if no activity occurs in an account within the time period specified by your state law, the assets in your account may be transferred to the state.

Virtus Mutual Funds	83

Exchange Privileges

You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing Virtus’ Web site at virtus.com.

•

You may exchange shares of one fund for the same class of shares of another Virtus Mutual Fund (e.g., Class A Shares for Class A Shares). Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

•

On exchanges into Class A of a Virtus money market fund from Class A of a Virtus non-money market fund made within 18 months of a finder’s fee being paid on such Virtus non-money market fund shares, a CDSC may be assessed on exchange proceeds. For all Virtus fixed income funds, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. The CDSC may be waived upon return of the finder’s fee by the dealer.

•	Exchanges may be made by telephone ((800) 243-1574) or by mail (Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074).

•	The amount of the exchange must be equal to or greater than the minimum initial investment required, unless the minimum has been waived (as described in the statement of additional information).

•	The exchange of shares is treated as a sale and purchase for federal income tax purposes.

•

In certain circumstances, a fund or the distributor may enter into an agreement with a financial intermediary to permit exchanges from one class of a fund into another class of the same fund, subject to certain conditions. Such exchanges will only be permitted if, among other things, the financial intermediary agrees to follow procedures established by the fund or distributor, which generally will require that the exchanges be carried out (i) within accounts maintained and controlled by the intermediary, (ii) on behalf of all or a particular segment of beneficial owners holding shares of the affected fund within those accounts, and (iii) all at once or within a given time period, or as agreed upon in writing by the fund or the distributor and the financial intermediary. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the fund.

Disruptive Trading and Market Timing

These funds are not suitable for market timers, and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

•

dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

•

an adverse effect on portfolio management, as determined by the adviser or subadviser in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

•	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

84	Virtus Mutual Funds

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds’ Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Virtus Mutual Fund complex, in non-Virtus mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds’ policies regarding excessive market timing. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time, or may revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Retirement Plans

Shares of the funds may be used as investments under the following retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and certain 403(b) plans. For more information, call (800) 243-4361.

Virtus Mutual Funds	85

Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase section on the application and include a voided check.

Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. To sign up, just complete the Systematic Exchange section on the application. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone number ((800) 243-1574). (See the Telephone Exchange section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing NAV on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000.

Disclosure of Fund Holdings. A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the statement of additional information.

Tax Status of Distributions

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

Fund	Dividend Paid
Balanced Fund	Quarterly
Growth & Income Fund	Semiannually
Mid-Cap Core Fund	Semiannually
Mid-Cap Growth Fund	Semiannually
Mid-Cap Value Fund	Semiannually
Quality Large-Cap Value Fund	Semiannually
Quality Small-Cap Fund	Semiannually
Small-Cap Core Fund	Semiannually
Small-Cap Sustainable Growth Fund	Semiannually
Strategic Growth Fund	Semiannually
Tactical Allocation Fund	Quarterly

86	Virtus Mutual Funds

Distributions of short-term capital gains (gains on securities held for a year or less) and interest net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income for a limited number of years. This lower rate terminates for tax years after 2010. Long-term capital gains, if any, which are distributed to shareholders and designated by the funds as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, whether paid in cash or in additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

Virtus Mutual Funds	87

Financial Highlights

For each of the funds, except as otherwise noted below, the tables present performance of the respective Predecessor Fund and for the Successor Fund for its most recent fiscal period and are intended to help you understand each fund’s financial performance for the past five years or since inception. Some of this information reflects financial information for a single share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the funds’ independent registered public accounting firm. Their report, together with each fund’s financial statements, is included in the funds’ most recent Annual Report, which is available upon request.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value
Balanced Fund
Class A
4/1/11 to 3/31/12	$14.00	0.22	0.58	0.80	(0.22)	—	(0.22)	0.58
4/1/10 to 3/31/11	12.54	0.21	1.47	1.68	(0.22)	—	(0.22)	1.46
4/1/09 to 3/31/10	9.42	0.23	3.12	3.35	(0.23)	—	(0.23)	3.12
4/1/08 to 3/31/09	13.19	0.35	(3.71)	(3.36)	(0.36)	(0.05)	(0.41)	(3.77)
11/1/07 to 3/31/08	15.48	0.16	(1.28)	(1.12)	(0.19)	(0.98)	(1.17)	(2.29)
11/1/06 to 10/31/07	15.74	0.35	1.16	1.51	(0.35)	(1.42)	(1.77)	(0.26)
Class B
4/1/11 to 3/31/12	$13.93	0.11	0.58	0.69	(0.11)	—	(0.11)	0.58
4/1/10 to 3/31/11	12.48	0.12	1.46	1.58	(0.13)	—	(0.13)	1.45
4/1/09 to 3/31/10	9.39	0.15	3.09	3.24	(0.15)	—	(0.15)	3.09
4/1/08 to 3/31/09	13.13	0.26	(3.67)	(3.41)	(0.28)	(0.05)	(0.33)	(3.74)
11/1/07 to 3/31/08	15.41	0.11	(1.27)	(1.16)	(0.14)	(0.98)	(1.12)	(2.28)
11/1/06 to 10/31/07	15.69	0.24	1.13	1.37	(0.23)	(1.42)	(1.65)	(0.28)
Class C
4/1/11 to 3/31/12	$13.92	0.11	0.58	0.69	(0.11)	—	(0.11)	0.58
4/1/10 to 3/31/11	12.47	0.12	1.46	1.58	(0.13)	—	(0.13)	1.45
4/1/09 to 3/31/10	9.38	0.14	3.10	3.24	(0.15)	—	(0.15)	3.09
4/1/08 to 3/31/09	13.12	0.26	(3.67)	(3.41)	(0.28)	(0.05)	(0.33)	(3.74)
11/1/07 to 3/31/08	15.40	0.11	(1.27)	(1.16)	(0.14)	(0.98)	(1.12)	(2.28)
11/1/06 to 10/31/07	15.68	0.23	1.14	1.37	(0.23)	(1.42)	(1.65)	(0.28)
Growth & Income Fund
Class A
4/1/11 to 3/31/12	$17.22	0.07	0.70	0.77	(0.06)	—	(0.06)	0.71
4/1/10 to 3/31/11	14.87	0.09	2.37	2.46	(0.11)	—	(0.11)	2.35
4/1/09 to 3/31/10	10.15	0.12	4.78	4.90	(0.18)	—	(0.18)	4.72
4/1/08 to 3/31/09	16.47	0.17	(6.33)	(6.16)	(0.16)	—	(0.16)	(6.32)
9/1/07 to 3/31/08	18.08	0.08	(1.65)	(1.57)	(0.04)	—	(0.04)	(1.61)
9/1/06 to 8/31/07	15.96	0.10	2.20	2.30	(0.18)	—	(0.18)	2.12
Class B
4/1/11 to 3/31/12	$16.47	(0.06)	0.67	0.61	—	—	—	0.61
4/1/10 to 3/31/11	14.24	(0.01)	2.27	2.26	(0.03)	—	(0.03)	2.23
4/1/09 to 3/31/10	9.73	0.02	4.58	4.60	(0.09)	—	(0.09)	4.51
4/1/08 to 3/31/09	15.71	0.05	(6.03)	(5.98)	—	—	—	(5.98)
9/1/07 to 3/31/08	17.31	— (5)	(1.58)	(1.58)	(0.02)	—	(0.02)	(1.60)
9/1/06 to 8/31/07	15.26	(0.02)	2.10	2.08	(0.03)	—	(0.03)	2.05
Class C
4/1/11 to 3/31/12	$16.44	(0.05)	0.66	0.61	—	—	—	0.61
4/1/10 to 3/31/11	14.23	(0.02)	2.26	2.24	(0.03)	—	(0.03)	2.21
4/1/09 to 3/31/10	9.72	0.02	4.58	4.60	(0.09)	—	(0.09)	4.51
4/1/08 to 3/31/09	15.72	0.06	(6.06)	(6.00)	— (5)	—	—	(6.00)
9/1/07 to 3/31/08	17.31	— (5)	(1.57)	(1.57)	(0.02)	—	(0.02)	(1.59)
9/1/06 to 8/31/07	15.26	(0.03)	2.11	2.08	(0.03)	—	(0.03)	2.05

The footnote legend is at the end of the financial highlights.

88	Virtus Mutual Funds

Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$14.58	5.83%		$572,561	1.11%		—		1.57%		109%
14.00	13.59		604,808	1.15		—		1.67		118
12.54	35.82		601,065	1.13		—		2.02		111
9.42	(25.95)		508,204	1.10		—		3.02		91
13.19	(7.62	)(4)	801,724	1.12	(3)	—		2.65	(3)	21	(4)
15.48	10.26		919,363	1.12		—		2.31		54

$14.51	5.06%		$2,387	1.86%		—		0.83%		109%
13.93	12.75		3,437	1.90		—		0.94		118
12.48	34.65		4,594	1.88		—		1.29		111
9.39	(26.40)		5,869	1.85		—		2.24		91
13.13	(7.94	)(4)	11,992	1.87	(3)	—		1.91	(3)	21	(4)
15.41	9.41		15,013	1.87		—		1.58		54

$14.50	5.07%		$40,792	1.86%		—		0.82%		109%
13.92	12.76		44,083	1.90		—		0.92		118
12.47	34.69		44,722	1.88		—		1.27		111
9.38	(26.42)		37,350	1.85		—		2.26		91
13.12	(7.94	)(4)	60,459	1.87	(3)	—		1.91	(3)	21	(4)
15.40	9.42		71,326	1.87		—		1.56		54

$17.93	4.48%		$79,934	1.25%		1.48%		0.40%		51%
17.22	16.69		88,027	1.25		1.53		0.63		44
14.87	48.67		96,335	1.13	(9)	1.34		0.93		34
10.15	(37.65)		87,198	1.42		1.60		1.19		112
16.47	(8.69	)(4)	166,600	1.37	(3)	1.51	(3)	0.73	(3)	53	(4)
18.08	14.43		188,479	1.28		1.42		0.60		37

$17.08	3.70%		$2,847	2.00%		2.23%		(0.35)%		51%
16.47	15.91		4,177	2.00		2.28		(0.10)		44
14.24	47.49		5,733	1.89	(9)	2.10		0.17		34
9.73	(38.06)		6,177	2.17		2.35		0.40		112
15.71	(9.14	)(4)	16,658	2.11	(3)	2.24	(3)	(0.03	)(3)	53	(4)
17.31	13.64		24,731	2.03		2.17		(0.14)		37

$17.05	3.71%		$25,978	2.00%		2.23%		(0.35)%		51%
16.44	15.84		28,944	2.00		2.28		(0.12)		44
14.23	47.60		29,762	1.89	(9)	2.11		0.16		34
9.72	(38.15)		23,470	2.17		2.35		0.43		112
15.72	(9.08	)(4)	46,292	2.12	(3)	2.26	(3)	(0.02	)(3)	53	(4)
17.31	13.64		53,854	2.03		2.17		(0.15)		37

Virtus Mutual Funds	89

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value
Growth & Income Fund (continued)
Class I
4/1/11 to 3/31/12	$17.21	0.11	0.69	0.80	(0.10)	—	(0.10)	0.70
4/1/10 to 3/31/11	14.85	0.13	2.37	2.50	(0.14)	—	(0.14)	2.36
4/1/09 to 3/31/10	10.14	0.15	4.77	4.92	(0.21)	—	(0.21)	4.71
4/1/08 to 3/31/09	16.49	0.20	(6.33)	(6.13)	(0.22)	—	(0.22)	(6.35)
11/13/07(7) to 3/31/08	18.33	0.06	(1.90)	(1.84)	—	—	—	(1.84)
Mid-Cap Core Fund
Class A
4/1/11 to 3/31/12	$14.71	0.01	1.11	1.12	—	(0.03)	(0.03)	1.09
4/1/10 to 3/31/11	12.57	— (5)	2.37	2.37	(0.04)	(0.19)	(0.23)	2.14
6/22/09(7) to 3/31/10	10.00	0.05	2.62	2.67	—	(0.10)	(0.10)	2.57
Class C
4/1/11 to 3/31/12	$14.54	(0.09)	1.08	0.99	—	(0.03)	(0.03)	0.96
4/1/10 to 3/31/11	12.49	(0.10)	2.34	2.24	—	(0.19)	(0.19)	2.05
6/22/09(7) to 3/31/10	10.00	(0.02)	2.61	2.59	—	(0.10)	(0.10)	2.49
Class I
4/1/11 to 3/31/12	$14.72	0.05	1.10	1.15	—	(0.03)	(0.03)	1.12
4/1/10 to 3/31/11	12.59	0.04	2.35	2.39	(0.07)	(0.19)	(0.26)	2.13
6/22/09(7) to 3/31/10	10.00	0.07	2.62	2.69	—	(0.10)	(0.10)	2.59
Mid-Cap Growth Fund
Class A
4/1/11 to 3/31/12	$17.67	(0.10)	(0.13)	(0.23)	—	—	—	(0.23)
4/1/10 to 3/31/11	14.03	(0.13)	3.77	3.64	—	—	—	3.64
4/1/09 to 3/31/10	8.83	(0.06)	5.26	5.20	—	—	—	5.20
4/1/08 to 3/31/09	14.78	(0.05)	(5.90)	(5.95)	—	—	—	(5.95)
11/1/07 to 3/31/08	17.98	(0.05)	(3.15)	(3.20)	—	—	—	(3.20)
11/1/06 to 10/31/07	16.33	(0.10)	1.75	1.65	—	—	—	1.65
Class B
4/1/11 to 3/31/12	$15.28	(0.19)	(0.12)	(0.31)	—	—	—	(0.31)
4/1/10 to 3/31/11	12.22	(0.19)	3.25	3.06	—	—	—	3.06
4/1/09 to 3/31/10	7.75	(0.13)	4.60	4.47	—	—	—	4.47
4/1/08 to 3/31/09	13.09	(0.13)	(5.21)	(5.34)	—	—	—	(5.34)
11/1/07 to 3/31/08	15.97	(0.08)	(2.80)	(2.88)	—	—	—	(2.88)
11/1/06 to 10/31/07	14.61	(0.24)	1.60	1.36	—	—	—	1.36
Class C
4/1/11 to 3/31/12	$15.28	(0.19)	(0.12)	(0.31)	—	—	—	(0.31)
4/1/10 to 3/31/11	12.22	(0.21)	3.27	3.06	—	—	—	3.06
4/1/09 to 3/31/10	7.75	(0.14)	4.61	4.47	—	—	—	4.47
4/1/08 to 3/31/09	13.07	(0.13)	(5.19)	(5.32)	—	—	—	(5.32)
11/1/07 to 3/31/08	15.96	(0.08)	(2.81)	(2.89)	—	—	—	(2.89)
11/1/06 to 10/31/07	14.60	(0.41)	1.77	1.36	—	—	—	1.36

The footnote legend is at the end of the financial highlights.

90	Virtus Mutual Funds

Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$17.91	4.75%		$6,167	1.00%		1.23%		0.66%		51%
17.21	17.09		5,719	1.00		1.28		0.90		44
14.85	49.00		9,270	0.91	(9)	1.13		1.16		34
10.14	(37.51)		10,063	1.17		1.35		1.40		112
16.49	(10.04	)(4)	22,695	1.19	(3)	1.34	(3)	0.88	(3)	53	(4)

$15.80	7.65%		$945	1.35%		4.61%		0.07%		27%
14.71	19.12		669	1.35		10.37		(0.01)		13
12.57	26.79	(4)	345	1.35	(3)	20.83	(3)	0.53	(3)	16	(4)

$15.50	6.78%		$211	2.10%		5.41%		(0.65)%		27%
14.54	18.18		189	2.10		11.15		(0.76)		13
12.49	25.99	(4)	126	2.10	(3)	23.95	(3)	(0.25	)(3)	16	(4)

$15.84	7.85%		$1,271	1.10%		4.41%		0.37%		27%
14.72	19.33		588	1.10		9.89		0.28		13
12.59	26.99	(4)	160	1.10	(3)	22.33	(3)	0.77	(3)	16	(4)

$17.44	(1.30)%		$78,925	1.49	%(10)	1.56%		(0.64)%		163%
17.67	25.94		88,784	1.45		1.57		(0.85)		81
14.03	58.89		79,547	1.45		1.59		(0.51)		104
8.83	(40.26)		54,233	1.45		1.60		(0.38)		93
14.78	(17.80	)(4)	100,416	1.66	(3)	1.76	(3)	(0.68	)(3)	27	(4)
17.98	10.10		130,028	1.55		1.55		(0.60)		77

$14.97	(2.03)%		$1,495	2.24	%(10)	2.31%		(1.40)%		163%
15.28	25.04		2,185	2.20		2.32		(1.48)		81
12.22	57.68		3,291	2.20		2.34		(1.24)		104
7.75	(40.79)		3,795	2.20		2.34		(1.17)		93
13.09	(18.03	)(4)	10,600	2.40	(3)	2.50	(3)	(1.42	)(3)	27	(4)
15.97	9.31		15,407	2.29		2.29		(1.53)		77

$14.97	(2.03)%		$4,849	2.24	%(10)	2.31%		(1.40)%		163%
15.28	25.04		5,389	2.20		2.32		(1.63)		81
12.22	57.68		4,775	2.20		2.34		(1.29)		104
7.75	(40.70)		2,509	2.20		2.35		(1.16)		93
13.07	(18.11	)(4)	5,629	2.41	(3)	2.51	(3)	(1.43	)(3)	27	(4)
15.96	9.32		6,853	2.20		2.20		(2.60)		77

Virtus Mutual Funds	91

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value
Mid-Cap Growth Fund (continued)
Class I
4/1/11 to 3/31/12	$17.83	(0.06)	(0.12)	(0.18)	—	—	—	(0.18)
4/1/10 to 3/31/11	14.12	(0.09)	3.80	3.71	—	—	—	3.71
4/1/09 to 3/31/10	8.87	(0.03)	5.28	5.25	—	—	—	5.25
4/1/08 to 3/31/09	14.80	(0.02)	(5.91)	(5.93)	—	—	—	(5.93)
11/1/07 to 3/31/08	17.99	(0.03)	(3.16)	(3.19)	—	—	—	(3.19)
9/13/07(7) to 10/31/07	17.25	(0.09)	0.83	0.74	—	—	—	0.74
Mid-Cap Value Fund
Class A
4/1/11 to 3/31/12	$24.69	0.06	1.49	1.55	(0.03)	—	(0.03)	1.52
4/1/10 to 3/31/11	20.47	0.06	4.29	4.35	(0.13)	—	(0.13)	4.22
4/1/09 to 3/31/10	12.44	0.12	8.04	8.16	(0.13)	—	(0.13)	8.03
4/1/08 to 3/31/09	22.27	0.15	(9.39)	(9.24)	(0.06)	(0.53)	(0.59)	(9.83)
7/1/07 to 3/31/08	27.40	0.05	(4.08)	(4.03)	(0.03)	(1.07)	(1.10)	(5.13)
7/1/06 to 6/30/07	21.72	0.18	5.66	5.84	(0.10)	(0.06)	(0.16)	5.68
Class C
4/1/11 to 3/31/12	$24.02	(0.11)	1.43	1.32	—	—	—	1.32
4/1/10 to 3/31/11	19.93	(0.09)	4.18	4.09	—	—	—	4.09
4/1/09 to 3/31/10	12.17	(0.01)	7.85	7.84	(0.08)	—	(0.08)	7.76
4/1/08 to 3/31/09	21.87	0.01	(9.18)	(9.17)	—	(0.53)	(0.53)	(9.70)
7/1/07 to 3/31/08	27.04	(0.09)	(4.01)	(4.10)	—	(1.07)	(1.07)	(5.17)
7/1/06 to 6/30/07	21.53	(0.03)	5.60	5.57	—	(0.06)	(0.06)	5.51
Class I
4/1/11 to 3/31/12	$24.72	0.12	1.50	1.62	(0.09)	—	(0.09)	1.53
4/1/10 to 3/31/11	20.49	0.11	4.30	4.41	(0.18)	—	(0.18)	4.23
4/1/09 to 3/31/10	12.44	0.15	8.05	8.20	(0.15)	—	(0.15)	8.05
4/1/08 to 3/31/09	22.27	0.20	(9.39)	(9.19)	(0.11)	(0.53)	(0.64)	(9.83)
3/10/08(7) to 3/31/08	21.20	— (5)	1.07	1.07	—	—	—	1.07
Quality Large-Cap Value Fund
Class A
4/1/11 to 3/31/12	$10.36	0.12	0.37	0.49	(0.09)	—	(0.09)	0.40
4/1/10 to 3/31/11	9.18	0.09	1.21	1.30	(0.12)	—	(0.12)	1.18
4/1/09 to 3/31/10	6.32	0.10	2.87	2.97	(0.11)	—	(0.11)	2.86
4/1/08 to 3/31/09	10.51	0.10	(4.24)	(4.14)	(0.05)	—	(0.05)	(4.19)
7/1/07 to 3/31/08	13.67	0.04	(2.87)	(2.83)	(0.07)	(0.26)	(0.33)	(3.16)
7/1/06 to 6/30/07	11.20	0.06	2.86	2.92	(0.05)	(0.40)	(0.45)	2.47
Class C
4/1/11 to 3/31/12	$10.21	0.04	0.37	0.41	(0.02)	—	(0.02)	0.39
4/1/10 to 3/31/11	9.05	0.02	1.20	1.22	(0.06)	—	(0.06)	1.16
4/1/09 to 3/31/10	6.24	0.04	2.82	2.86	(0.05)	—	(0.05)	2.81
4/1/08 to 3/31/09	10.40	0.03	(4.18)	(4.15)	(0.01)	—	(0.01)	(4.16)
7/1/07 to 3/31/08	13.60	(0.03)	(2.85)	(2.88)	(0.06)	(0.26)	(0.32)	(3.20)
7/1/06 to 6/30/07	11.18	(0.03)	2.85	2.82	— (5)	(0.40)	(0.40)	2.42

The footnote legend is at the end of the financial highlights.

92	Virtus Mutual Funds

Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$17.65	(1.01)%		$1,831	1.24	%(10)	1.31%		(0.37)%		163%
17.83	26.27		1,519	1.20		1.32		(0.61)		81
14.12	59.19		1,332	1.20		1.34		(0.28)		104
8.87	(40.07)		765	1.20		1.35		(0.13)		93
14.80	(17.73	)(4)	1,472	1.40	(3)	1.50	(3)	(0.41	)(3)	27	(4)
17.99	4.29	(4)	2,086	1.09	(3)	1.09	(3)	(3.85	)(3)	77	(4)

$26.21	6.27%		$260,849	1.46	%(6)	1.45%		0.27%		22%
24.69	21.42		280,485	1.48		1.49		0.29		11
20.47	66.04		309,899	1.47		1.47		0.71		15
12.44	(42.59)		226,815	1.45		1.45		0.83		11
22.27	(14.90	)(4)	521,552	1.35	(3)(8)	1.42	(3)	0.24	(3)	14	(4)
27.40	26.91		842,524	1.27		1.31		0.68		7

$25.34	5.50%		$56,287	2.21	%(6)	2.20%		(0.49)%		22%
24.02	20.52		62,174	2.23		2.24		(0.46)		11
19.93	64.71		67,799	2.22		2.22		(0.03)		15
12.17	(43.01)		57,366	2.19		2.19		0.08		11
21.87	(15.36	)(4)	148,156	2.10	(3)(8)	2.17	(3)	(0.50	)(3)	14	(4)
27.04	25.89		229,293	2.01		2.06		(0.11)		7

$26.25	6.56%		$68,764	1.21	%(6)	1.20%		0.50%		22%
24.72	21.74		54,919	1.23		1.24		0.53		11
20.49	66.39		36,070	1.23		1.23		0.87		15
12.44	(42.42)		11,854	1.24		1.24		1.21		11
22.27	5.05	(4)	105	1.54	(3)	1.54	(3)	(0.05	)(3)	14	(4)

$10.76	4.84%		$40,936	1.35%		1.53%		1.19%		17%
10.36	14.40		44,331	1.35		1.58		0.96		29
9.18	47.40		43,612	1.35		1.52		1.22		165
6.32	(39.44)		44,283	1.35		1.46		1.16		140
10.51	(21.06	)(4)	90,476	1.52	(3)	1.55	(3)	0.45	(3)	103	(4)
13.67	26.71		50,788	1.41		1.60		0.46		101

$10.60	4.06%		$3,186	2.10%		2.28%		0.43%		17%
10.21	13.56		3,819	2.10		2.33		0.20		29
9.05	46.15		3,925	2.10		2.28		0.48		165
6.24	(39.93)		2,997	2.10		2.20		0.33		140
10.40	(21.54	)(4)	8,950	2.27	(3)	2.31	(3)	(0.33	)(3)	103	(4)
13.60	25.77		1,128	2.16		2.58		(0.22)		101

Virtus Mutual Funds	93

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value
Quality Large-Cap Value Fund (continued)
Class I
4/1/11 to 3/31/12	$10.36	0.15	0.37	0.52	(0.12)	—	(0.12)	0.40
4/1/10 to 3/31/11	9.18	0.12	1.20	1.32	(0.14)	—	(0.14)	1.18
4/1/09 to 3/31/10	6.32	0.14	2.85	2.99	(0.13)	—	(0.13)	2.86
6/6/08(7) to 3/31/09	11.04	0.11	(4.76)	(4.65)	(0.07)	—	(0.07)	(4.72)
Quality Small-Cap Fund
Class A
4/1/11 to 3/31/12	$12.38	0.18	0.77	0.95	(0.11)	—	(0.11)	0.84
4/1/10 to 3/31/11	9.98	0.16	2.38	2.54	(0.14)	—	(0.14)	2.40
4/1/09 to 3/31/10	6.29	0.12	3.68	3.80	(0.11)	—	(0.11)	3.69
4/1/08 to 3/31/09	9.66	0.14	(3.37)	(3.23)	(0.14)	— (5)	(0.14)	(3.37)
9/1/07 to 3/31/08	11.74	0.11	(2.08)	(1.97)	(0.08)	(0.03)	(0.11)	(2.08)
9/1/06 to 8/31/07	10.05	0.25	1.51	1.76	(0.05)	(0.02)	(0.07)	1.69
Class C
4/1/11 to 3/31/12	$12.36	0.08	0.78	0.86	(0.02)	—	(0.02)	0.84
4/1/10 to 3/31/11	9.97	0.09	2.37	2.46	(0.07)	—	(0.07)	2.39
4/1/09 to 3/31/10	6.28	0.05	3.69	3.74	(0.05)	—	(0.05)	3.69
4/1/08 to 3/31/09	9.65	0.07	(3.37)	(3.30)	(0.07)	— (5)	(0.07)	(3.37)
9/1/07 to 3/31/08	11.68	0.06	(2.06)	(2.00)	—	(0.03)	(0.03)	(2.03)
9/1/06 to 8/31/07	10.04	0.10	1.57	1.67	(0.01)	(0.02)	(0.03)	1.64
Class I
4/1/11 to 3/31/12	$12.38	0.22	0.77	0.99	(0.14)	—	(0.14)	0.85
4/1/10 to 3/31/11	9.99	0.18	2.38	2.56	(0.17)	—	(0.17)	2.39
4/1/09 to 3/31/10	6.29	0.14	3.69	3.83	(0.13)	—	(0.13)	3.70
4/1/08 to 3/31/09	9.67	0.16	(3.38)	(3.22)	(0.16)	— (5)	(0.16)	(3.38)
9/1/07 to 3/31/08	11.76	0.13	(2.08)	(1.95)	(0.11)	(0.03)	(0.14)	(2.09)
9/1/06 to 8/31/07	10.06	0.21	1.57	1.78	(0.06)	(0.02)	(0.08)	1.70
Small-Cap Core Fund
Class A
4/1/11 to 3/31/12	$18.82	0.20	1.66	1.86	(0.02)	(0.59)	(0.61)	1.25
4/1/10 to 3/31/11	14.81	0.01	4.00	4.01	—	—	—	4.01
4/1/09 to 3/31/10	9.36	(0.04)	5.49	5.45	—	—	—	5.45
4/1/08 to 3/31/09	14.76	— (5)	(3.89)	(3.89)	— (5)	(1.51)	(1.51)	(5.40)
1/1/08 to 3/31/08	17.31	(0.02)	(2.53)	(2.55)	—	—	—	(2.55)
1/1/07 to 12/31/07	19.46	(0.12)	0.10	(0.02)	—	(2.13)	(2.13)	(2.15)
Class C
4/1/11 to 3/31/12	$17.40	0.03	1.54	1.57	—	(0.59)	(0.59)	0.98
4/1/10 to 3/31/11	13.79	(0.11)	3.72	3.61	—	—	—	3.61
4/1/09 to 3/31/10	8.78	(0.13)	5.14	5.01	—	—	—	5.01
4/1/08 to 3/31/09	14.05	(0.09)	(3.67)	(3.76)	— (5)	(1.51)	(1.51)	(5.27)
1/1/08 to 3/31/08	16.50	(0.05)	(2.40)	(2.45)	—	—	—	(2.45)
1/1/07 to 12/31/07	18.79	(0.26)	0.10	(0.16)	—	(2.13)	(2.13)	(2.29)

The footnote legend is at the end of the financial highlights.

94	Virtus Mutual Funds

Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$10.76	5.11%		$1,398	1.10%		1.28%		1.46%		17%
10.36	14.67		522	1.10		1.33		1.27		29
9.18	47.74		343	1.10		1.29		1.67		165
6.32	(42.22	)(4)	58	1.10	(3)	1.25	(3)	1.68	(3)	140	(4)

$13.22	7.73%		$120,962	1.42	%(6)	1.34%		1.45%		19%
12.38	25.72		105,975	1.48	(8)(10)	1.50		1.50		28
9.98	60.78		37,605	1.55		1.74		1.37		14
6.29	(33.77)		23,355	1.45		1.84		1.81		15
9.66	(16.92	)(4)	12,422	1.47	(3)	1.63	(3)	1.68	(3)	0	(4)
11.74	17.51		8,506	1.40		2.19		2.14		17

$13.20	6.96%		$22,765	2.17	%(6)	2.09%		0.66%		19%
12.36	24.75		22,174	2.21	(8)(10)	2.22		0.83		28
9.97	59.74		3,407	2.30		2.48		0.64		14
6.28	(34.30)		1,436	2.19		2.55		0.89		15
9.65	(17.25	)(4)	2,108	2.22	(3)	2.38	(3)	0.92	(3)	0	(4)
11.68	16.61		1,354	2.16		3.45		0.89		17

$13.23	8.08%		$200,302	1.17	%((6)	1.09%		1.77%		19%
12.38	25.89		143,333	1.23	(8)(10)	1.26		1.73		28
9.99	61.32		56,820	1.30		1.48		1.61		14
6.29	(33.66)		33,496	1.19		1.55		1.95		15
9.67	(16.75	)(4)	46,717	1.25	(3)	1.42	(3)	2.07	(3)	0	(4)
11.76	17.74		10,691	1.15		2.54		1.82		17

$20.07	10.17%		$77,327	1.34%		1.34%		1.08%		10%
18.82	27.08		35,679	1.47	(10)	1.47		0.04		22
14.81	58.23		15,167	1.62		1.62		(0.32)		23
9.36	(29.71)		10,339	1.59		1.59		(0.01)		95
14.76	(14.73	)(4)	20,204	1.66	(3)	1.66	(3)	(0.60	)(3)	8	(4)
17.31	(0.32)		25,534	1.45		1.45		(0.63)		18

$18.38	9.33%		$15,517	2.09%		2.09%		0.15%		10%
17.40	26.18		10,067	2.24	(10)	2.24		(0.74)		22
13.79	57.06		5,989	2.37		2.37		(1.06)		23
8.78	(30.33)		3,028	2.34		2.34		(0.79)		95
14.05	(14.85	)(4)	6,569	2.41	(3)	2.41	(3)	(1.35	)(3)	8	(4)
16.50	(1.09)		8,590	2.20		2.20		(1.38)		18

Virtus Mutual Funds	95

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value
Small-Cap Core Fund (continued)
Class I
4/1/11 to 3/31/12	$19.33	0.21	1.75	1.96	(0.05)	(0.59)	(0.64)	1.32
4/1/10 to 3/31/11	15.17	0.06	4.10	4.16	—	—	—	4.16
4/1/09 to 3/31/10	9.56	(0.01)	5.62	5.61	—	—	—	5.61
4/1/08 to 3/31/09	15.02	0.03	(3.98)	(3.95)	— (5)	(1.51)	(1.51)	(5.46)
1/1/08 to 3/31/08	17.60	(0.01)	(2.57)	(2.58)	—	—	—	(2.58)
1/1/07 to 12/31/07	19.70	(0.08)	0.11	0.03	—	(2.13)	(2.13)	(2.10)
Small-Cap Sustainable Growth Fund
Class A
4/1/11 to 3/31/12	$11.03	(0.10)	2.06	1.96	(0.04)	—	(0.04)	1.92
4/1/10 to 3/31/11	9.51	(0.02)	1.54	1.52	—	—	—	1.52
4/1/09 to 3/31/10	6.20	(0.06)	3.37	3.31	—	—	—	3.31
4/1/08 to 3/31/09	9.15	(0.08)	(2.87)	(2.95)	—	—	—	(2.95)
9/1/07 to 3/31/08	10.34	(0.07)	(1.12)	(1.19)	—	—	—	(1.19)
9/1/06 to 8/31/07	9.79	(0.10)	0.65	0.55	—	—	—	0.55
Class C
4/1/11 to 3/31/12	$10.64	(0.18)	1.98	1.80	—	—	—	1.80
4/1/10 to 3/31/11	9.24	(0.09)	1.49	1.40	—	—	—	1.40
4/1/09 to 3/31/10	6.06	(0.11)	3.29	3.18	—	—	—	3.18
4/1/08 to 3/31/09	9.03	(0.12)	(2.85)	(2.97)	—	—	—	(2.97)
9/1/07 to 3/31/08	10.25	(0.11)	(1.11)	(1.22)	—	—	—	(1.22)
9/1/06 to 8/31/07	9.77	(0.18)	0.66	0.48	—	—	—	0.48
Class I
4/1/11 to 3/31/12	$11.04	(0.06)	2.05	1.99	(0.07)	—	(0.07)	1.92
4/1/10 to 3/31/11	9.52	(0.01)	1.56	1.55	(0.03)	—	(0.03)	1.52
4/1/09 to 3/31/10	6.18	(0.04)	3.38	3.34	—	—	—	3.34
4/1/08 to 3/31/09	9.19	(0.04)	(2.97)	(3.01)	—	—	—	(3.01)
9/1/07 to 3/31/08	10.37	(0.05)	(1.13)	(1.18)	—	—	—	(1.18)
9/1/06 to 8/31/07	9.79	(0.08)	0.66	0.58	—	—	—	0.58
Strategic Growth Fund
Class A
4/1/11 to 3/31/12	$9.79	(0.02)	0.28	0.26	—	—	—	0.26
4/1/10 to 3/31/11	8.48	(0.03)	1.71	1.68	—	(0.37)	(0.37)	1.31
4/1/09 to 3/31/10	5.78	(0.02)	2.72	2.70	—	—	—	2.70
4/1/08 to 3/31/09	9.50	(0.03)	(3.69)	(3.72)	—	—	—	(3.72)
5/1/07 to 3/31/08	9.99	(0.05)	(0.44)	(0.49)	—	—	—	(0.49)
5/1/06 to 4/30/07	9.78	(0.06)	0.27	0.21	—	—	—	0.21
Class B
4/1/11 to 3/31/12	$8.49	(0.08)	0.25	0.17	—	—	—	0.17
4/1/10 to 3/31/11	7.46	(0.08)	1.48	1.40	—	(0.37)	(0.37)	1.03
4/1/09 to 3/31/10	5.12	(0.07)	2.41	2.34	—	—	—	2.34
4/1/08 to 3/31/09	8.48	(0.08)	(3.28)	(3.36)	—	—	—	(3.36)
5/1/07 to 3/31/08	8.98	(0.11)	(0.39)	(0.50)	—	—	—	(0.50)
5/1/06 to 4/30/07	8.86	(0.12)	0.24	0.12	—	—	—	0.12

The footnote legend is at the end of the financial highlights.

96	Virtus Mutual Funds

Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$20.65	10.45%		$142,101	1.09%		1.09%		1.11%		10%
19.33	27.42		108,117	1.22	(10)	1.22		0.37		22
15.17	58.68		31,810	1.37		1.37		(0.06)		23
9.56	(29.59)		17,881	1.34		1.34		0.22		95
15.02	(14.66	)(4)	32,655	1.41	(3)	1.41	(3)	(0.36	)(3)	8	(4)
17.60	(0.11)		42,525	1.20		1.20		(0.38)		18

$12.95	17.83	%(12)	$77,384	1.65	%(6)	1.65%		(0.84)%		46%
11.03	15.98		55,662	1.67	(10)	1.91		(0.17)		17
9.51	53.39		1,180	1.65		2.27		(0.77)		26
6.20	(32.24)		2,185	1.44	(8)	1.97		(0.87)		64
9.15	(11.51	)(4)	8,481	1.54	(3)	1.84	(3)	(1.12	)(3)	12	(4)
10.34	5.62		10,222	1.40		2.16		(0.96)		26

$12.44	16.92	%(12)	$7,490	2.40	%(6)	2.40%		(1.58)%		46%
10.64	15.15		5,981	2.42	(10)	2.67		(0.93)		17
9.24	52.48		359	2.40		3.18		(1.34)		26
6.06	(32.89)		165	2.22	(8)	2.72		(1.57)		64
9.03	(11.90	)(4)	181	2.29	(3)	2.60	(3)	(1.86	)(3)	12	(4)
10.25	4.81		174	2.15		4.31		(1.78)		26

$12.96	18.03	%(12)	$9,698	1.40	%(6)	1.40%		(0.55)%		46%
11.04	16.26		3,195	1.42	(10)	1.88		(0.05)		17
9.52	54.05		4,098	1.40		2.10		(0.49)		26
6.18	(32.75)		6,010	1.23	(8)	1.72		(0.55)		64
9.19	(11.38	)(4)	5,971	1.30	(3)	1.60	(3)	(0.88	)(3)	12	(4)
10.37	5.92		6,231	1.16		2.94		(0.77)		26

$10.05	2.66%		$409,555	1.35%		1.35%		(0.25)%		115%
9.79	20.90		447,994	1.44	(8)	1.44		(0.34)		82
8.48	46.71		420,181	1.46		1.46		(0.31)		52
5.78	(39.16)		71,082	1.53		1.53		(0.43)		91
9.50	(4.90	)(4)	133,119	1.44	(3)	1.44	(3)	(0.53	)(3)	75	(4)
9.99	2.15		161,396	1.61		1.61		(0.61)		81

$8.66	2.00%		$4,617	2.10%		2.10%		(1.01)%		115%
8.49	19.97		6,449	2.20	(8)	2.20		(1.09)		82
7.46	45.70		8,067	2.21		2.21		(1.07)		52
5.12	(39.62)		2,374	2.27		2.27		(1.18)		91
8.48	(5.57	)(4)	6,242	2.19	(3)	2.19	(3)	(1.27	)(3)	75	(4)
8.98	1.35		9,932	2.36		2.36		(1.36)		81

Virtus Mutual Funds	97

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value
Strategic Growth Fund (continued)
Class C
4/1/11 to 3/31/12	$8.50	(0.08)	0.24	0.16	—	—	—	0.16
4/1/10 to 3/31/11	7.46	(0.08)	1.49	1.41	—	(0.37)	(0.37)	1.04
4/1/09 to 3/31/10	5.12	(0.07)	2.41	2.34	—	—	—	2.34
4/1/08 to 3/31/09	8.49	(0.08)	(3.29)	(3.37)	—	—	—	(3.37)
5/1/07 to 3/31/08	8.99	(0.11)	(0.39)	(0.50)	—	—	—	(0.50)
5/1/06 to 4/30/07	8.87	(0.11)	0.23	0.12	—	—	—	0.12
Class I
4/1/11 to 3/31/12	$9.92	—	0.29	0.29	—	—	—	0.29
4/1/10 to 3/31/11	8.56	(0.01)	1.74	1.73	—	(0.37)	(0.37)	1.36
4/1/09 to 3/31/10	5.82	(0.01)	2.75	2.74	—	—	—	2.74
4/1/08 to 3/31/09	9.54	(0.01)	(3.71)	(3.72)	—	—	—	(3.72)
5/1/07 to 3/31/08	10.01	(0.03)	(0.44)	(0.47)	—	—	—	(0.47)
9/29/06(7) to 4/30/07	9.26	(0.01)	0.76	0.75	—	—	—	0.75
Tactical Allocation Fund
Class A
4/1/11 to 3/31/12	$9.08	0.14	0.38	0.52	(0.13)	—	(0.13)	0.39
4/1/10 to 3/31/11	8.18	0.13	0.90	1.03	(0.13)	—	(0.13)	0.90
4/1/09 to 3/31/10	6.33	0.16	1.87	2.03	(0.18)	—	(0.18)	1.85
4/1/08 to 3/31/09	8.59	0.24	(2.18)	(1.94)	(0.26)	(0.06)	(0.32)	(2.26)
5/1/07 to 3/31/08	9.71	0.22	(0.48)	(0.26)	(0.23)	(0.63)	(0.86)	(1.12)
5/1/06 to 4/30/07	9.18	0.23	0.75	0.98	(0.24)	(0.21)	(0.45)	0.53
Class B
4/1/11 to 3/31/12	$9.17	0.07	0.39	0.46	(0.07)	—	(0.07)	0.39
4/1/10 to 3/31/11	8.26	0.07	0.91	0.98	(0.07)	—	(0.07)	0.91
4/1/09 to 3/31/10	6.39	0.10	1.89	1.99	(0.12)	—	(0.12)	1.87
4/1/08 to 3/31/09	8.65	0.18	(2.18)	(2.00)	(0.20)	(0.06)	(0.26)	(2.26)
5/1/07 to 3/31/08	9.77	0.15	(0.48)	(0.33)	(0.16)	(0.63)	(0.79)	(1.12)
5/1/06 to 4/30/07	9.23	0.16	0.76	0.92	(0.17)	(0.21)	(0.38)	0.54
Class C
4/1/11 to 3/31/12	$9.25	0.08	0.38	0.46	(0.06)	—	(0.06)	0.40
4/1/10 to 3/31/11	8.33	0.07	0.92	0.99	(0.07)	—	(0.07)	0.92
4/1/09 to 3/31/10	6.44	0.10	1.91	2.01	(0.12)	—	(0.12)	1.89
4/1/08 to 3/31/09	8.73	0.18	(2.21)	(2.03)	(0.20)	(0.06)	(0.26)	(2.29)
5/1/07 to 3/31/08	9.86	0.16	(0.50)	(0.34)	(0.16)	(0.63)	(0.79)	(1.13)
5/1/06 to 4/30/07	9.31	0.16	0.77	0.93	(0.17)	(0.21)	(0.38)	0.55

Footnote Legend:

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005.
(6)	See Note 3C in the Notes to Financial Statements in the Annual Report for information on recapture of expenses previously waived.
(7)	Inception date.
(8)	Represents a blended ratio.
(9)

For the Growth & Income Fund, the ratio of net expenses to average net assets includes the effect of $265 (reported in 000’s) reimbursement of extraordinary legal expenses incurred during the fiscal years ended March 31, 2008 and August 31, 2007, along with an additional $96 (reported in 000’s) of extraordinary expenses incurred in the fiscal period ended March 31, 2010. If excluded, the net expense ratios for the period ended March 31, 2010 would have been as follows: Class A 1.25%, Class B 2.00%, Class C 2.00%, Class I 1.00%.

(10)	Net expense ratio includes extraordinary expenses.
(11)	For Funds which may invest in other funds the annualized expense ratios do not reflect the fees and expenses associated with the underlying funds.
(12)

Includes the effect of a distribution from a Fair Fund settlement. Without this effect, the total return would have been 16.55% for Class A shares, 15.60% for Class C shares and 17.03% for Class I shares.

98	Virtus Mutual Funds

Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$8.66	1.88%		$6,707	2.10%		2.10%		(1.00)%		115%
8.50	20.11		7,507	2.20	(8)	2.20		(1.09)		82
7.46	45.70		7,351	2.21		2.21		(1.08)		52
5.12	(39.69)		1,685	2.28		2.28		(1.18)		91
8.49	(5.56	)(4)	3,625	2.19	(3)	2.19	(3)	(1.27	)(3)	75	(4)
8.99	1.35		4,843	2.32		2.32		(1.30)		81

$10.21	2.92%		$4,733	1.10%		1.10%		0.00%		115%
9.92	21.29		4,350	1.20	(8)	1.19		(0.09)		82
8.56	47.08		3,802	1.22		1.22		(0.07)		52
5.82	(38.99)		3,127	1.28		1.28		(0.18)		91
9.54	(4.70	)(4)	5,689	1.19	(3)	1.19	(3)	(0.27	)(3)	75	(4)
10.01	8.10	(4)	7,208	1.27	(3)	1.27	(3)	(0.24	)(3)	81	(4)

$9.47	5.88%		$189,926	1.30%		1.30%		1.59%		128%
9.08	12.78		196,705	1.36		1.36		1.59		126
8.18	32.29		195,988	1.33		1.33		2.09		139
6.33	(23.17)		163,586	1.33		1.33		3.19		86
8.59	(3.08	)(4)	250,502	1.32	(3)	1.32	(3)	2.52	(3)	44	(4)
9.71	10.93		296,354	1.34		1.34		2.47		46

$9.56	5.02%		$1,165	2.05%		2.05%		0.82%		128%
9.17	11.94		1,697	2.11		2.11		0.85		126
8.26	31.34		1,961	2.08		2.08		1.35		139
6.39	(23.59)		2,217	2.08		2.08		2.38		86
8.65	(3.79	)(4)	4,820	2.06	(3)	2.06	(3)	1.76	(3)	44	(4)
9.77	10.04		7,059	2.08		2.08		1.73		46

$9.65	5.06%		$2,381	2.05%		2.05%		0.87%		128%
9.25	11.96		1,580	2.11		2.11		0.83		126
8.33	31.41		1,468	2.08		2.08		1.32		139
6.44	(23.72)		800	2.08		2.08		2.38		86
8.73	(3.85	)(4)	1,840	2.07	(3)	2.07	(3)	1.78	(3)	44	(4)
9.86	10.06		1,652	2.09		2.09		1.72		46

Virtus Mutual Funds	99

c/o Virtus Mutual Funds

P.O. Box 9874

Providence, RI 02940-8074

ADDITIONAL INFORMATION

You can find more information about the funds in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, virtus.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574

Investment Company Act File No. 811-945	7-12
8019

VIRTUS EQUITY TRUST

TICKER SYMBOL BY CLASS
FUND	A	B	C	I
Virtus Balanced Fund	PHBLX	PBCBX	PSBCX
Virtus Growth & Income Fund	PDIAX	PBGIX	PGICX	PXIIX
Virtus Mid-Cap Core Fund	VMACX		VMCCX	VIMCX
Virtus Mid-Cap Growth Fund	PHSKX	PSKBX	PSKCX	PICMX
Virtus Mid-Cap Value Fund	FMIVX		FMICX	PIMVX
Virtus Quality Large-Cap Value Fund	PPTAX		PPTCX	PIPTX
Virtus Quality Small-Cap Fund	PQSAX		PQSCX	PXQSX
Virtus Small-Cap Core Fund	PKSAX		PKSCX	PKSFX
Virtus Small-Cap Sustainable Growth Fund	PSGAX		PSGCX	PXSGX
Virtus Strategic Growth Fund	PSTAX	PBTHX	SSTFX	PLXGX
Virtus Tactical Allocation Fund	NAINX	NBINX	POICX

101 Munson Street

Greenfield, MA 01301

Statement of Additional Information

July 31, 2012

This Statement of Additional Information (“SAI”) is not a prospectus, but expands upon and supplements the information contained in the current Prospectuses for Virtus Equity Trust (the “Trust”), dated July 31, 2012 and should be read in conjunction with them. The SAI incorporates by reference certain information that appears in the Trust’s annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust’s Prospectuses, annual or semiannual reports by visiting the Virtus Investment Partners Web site at virtus.com, or by calling VP Distributors, LLC (“VP Distributors” or “Distributor”) at (800) 243-1574 or by writing to VP Distributors at 100 Pearl Street, Hartford, CT 06103.

Mutual Fund Services: (800) 243-1574

Adviser Consulting Group: (800) 243-4361

Telephone Orders: (800) 367-5877

Web Site: virtus.com

8019B (7/12)

THE TRUST

The Trust was originally incorporated in New York in 1956, and on January 13, 1992, the Trust was reorganized as a Massachusetts business trust under the name of “National Worldwide Opportunities Fund.” It was reorganized as a Delaware statutory trust in October 2000.

The Trust has operated as an open-end, diversified management investment company since May 1960. On June 30, 1993, the Board of Trustees of the Trust (“the Trustees”) voted to change the name of the Trust to “Phoenix Worldwide Opportunities Fund” to reflect the purchase of the former adviser by Phoenix Life Insurance Company and the affiliation with other Phoenix Funds. On November 18, 1998, the Trustees voted to change the name of the Trust to “Phoenix-Aberdeen Worldwide Opportunities Fund.” On June 28, 2004, the Trust changed its name to Phoenix Equity Trust. Effective October 20, 2008, the Trust was renamed “Virtus Equity Trust.” Prior to October 1, 2008, all the funds listed below, except Virtus Mid-Cap Core Fund and Virtus Quality Large-Cap Value Fund, had the word “Phoenix” in their names instead of Virtus.

The Trust consists of 11 Funds: Virtus Balanced Fund (“Balanced Fund”); Virtus Growth & Income Fund (“Growth & Income Fund”); Virtus Mid-Cap Core Fund (“Mid-Cap Core Fund”); Virtus Mid-Cap Growth Fund (“Mid-Cap Growth Fund”); Virtus Mid-Cap Value Fund (“Mid-Cap Value Fund”); Virtus Quality Large-Cap Value Fund (“Quality Large-Cap Value Fund”); Virtus Quality Small-Cap Fund (“Quality Small-Cap Fund”); Virtus Small-Cap Core Fund (“Small-Cap Core Fund”); Virtus Small-Cap Sustainable Growth Fund (“Small-Cap Sustainable Growth Fund”); Virtus Strategic Growth Fund (“Strategic Growth Fund”); and Virtus Tactical Allocation Fund (“Tactical Allocation Fund”) (each a “Fund” and collectively, the “Funds”).

The Trust’s Prospectuses describe the investment objectives of the Funds and the strategies that the Funds will employ in seeking to achieve their investment objectives. The respective investment objectives for each Fund are non-fundamental policies and may be changed without shareholder approval, upon 60 days notice. The following discussion supplements the disclosure in the Prospectuses.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. With respect to all of the Funds (except as otherwise noted), each Fund may not:

(1)    With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(2)    Purchase securities if, after giving effect to the purchase, more than 25% of its respective total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

(3)    Borrow money, except (i) in amounts not to exceed one-third of the value of the Fund’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

(4)    Issue “senior securities” in contravention of the 1940 Act. Activities permitted by exemptive orders or staff interpretations of the Securities and Exchange Commission (“SEC”) shall not be deemed to be prohibited by this restriction.

(5)    Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Funds may be deemed to be underwriters under applicable law.

(6)    Purchase or sell real estate, except that the Funds may (i) acquire or lease office space for their own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Funds as a result of the ownership of securities.

(7)    Purchase or sell commodities or commodity contracts, except the Funds may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

(8)(a)    Make loans, except that the Funds may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies. (Applicable only to Mid-Cap Value Fund.)

(8)(b)    Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may purchase debt securities, may enter into repurchase agreements, may lend portfolio securities and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments. (Applicable to all Funds, except Mid-Cap Value Fund.)

Except with respect to investment restriction (3) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund’s assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

Non-Fundamental Investment Restrictions for Small-Cap Core Fund only

The Trustees have adopted additional investment restrictions for Small-Cap Core Fund, which act as operating policies for said Fund. The additional investment restrictions may be changed by the Trustees without shareholder approval.

The Fund may not:

(a)    purchase or write put, call, straddle or spread options except as described in the Prospectus or SAI;

(b)    make short sales (except covered or “against the box” short sales) or purchases on margin, except that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of its portfolio securities and, as required in connection with permissible options, futures, short selling and leveraging activities as described elsewhere in the Prospectus and SAI;

(c)    mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements, dollar roll transactions, short sales, financial options and other hedging activities);

(d)    purchase the securities of any company for the purpose of exercising management or control (but this restriction shall not restrict the voting of any proxy);

(e)    purchase more than 10% of the outstanding voting securities of any one issuer;

(f)    purchase the securities of other investment companies, except as permitted by the 1940 Act and except as otherwise provided in the Prospectus (the Fund reserves the right to invest all of its assets in shares of another investment company);

(g)    participate on a joint basis in any trading account in securities, although the Adviser may aggregate orders for the sale or purchase of securities with other accounts it manages to reduce brokerage costs or to average prices;

(h)    invest, in the aggregate, more than 10% of its net assets in illiquid securities;

(i)    invest more than 5% of its net assets in indexed securities.

INVESTMENT TECHNIQUES AND RISKS

The following pages contain more detailed information about types of instruments in which each Fund may invest, strategies the Adviser and/or Subadvisers may employ in pursuit of each Fund’s investment objective, and a summary of related risks. The Funds may not buy all of these instruments or use all of these techniques.

Throughout this section, the term “Adviser” may be used to refer to a Subadviser, if any, and the term “the Fund” may be used to refer to any Fund.

Borrowing, Reverse Repurchase Agreements and Mortgage Dollar Rolls

The Fund may borrow money and invest the loan proceeds in other assets. This borrowing may be unsecured. The 1940 Act requires mutual funds to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value (“NAV”) of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Among the forms of investments in which the Fund may engage, and which may be deemed to constitute borrowings, is the entry into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a pledged account with its Custodian consisting of any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to its obligations under reverse repurchase agreements with broker-dealers and banks. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

The Fund also may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security (such as a Government National Mortgage Association (“GNMA”) security) to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amount of the securities received back must be within 2.5% of the initial amount delivered.

The Fund’s obligation under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Fund, maintained in a pledged account. Dollar roll transactions are treated as borrowings by the Fund, and therefore the Fund’s entry into dollar roll transactions is subject to the Fund’s overall limitations on borrowing. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investment in illiquid securities.

Commodity Interests

Certain of the investment techniques permitted for the Funds may be considered commodity interests for purposes of the Commodity Exchange Act (“CEA”) and regulations approved by the Commodity Futures Trading Commission (“CFTC”). However, each Fund intends to limit the use of these techniques as required to qualify for exemption from being considered a “commodity pool” or otherwise as a vehicle for trading in commodity interests under such regulations. As a result, each Fund has filed a notice of exclusion under CFTC Regulation 4.5. Furthermore, each Fund is operated by a person who has claimed an exclusion from the definition of a “commodity pool operator” and, therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

On February 9, 2012, the CFTC adopted amendments to its rules that, upon effectiveness, may affect the Funds’ ability to continue to claim this exclusion. If a Fund’s use of these techniques would prevent the Fund from claiming the exclusion, then the Adviser and/or the Subadviser would be subject to registration and regulation in its capacity as the Fund’s commodity pool operator, and the Fund would be subject to regulation under the CEA. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations and the Fund’s use of these techniques and other instruments may be limited or restricted.

Currency Hedging and Risk Management Practices

The Fund does not expect to engage actively in hedging practices. However, from time to time when deemed appropriate by the Adviser, it may seek to protect against the effect of adverse changes in currency exchange rates that are adverse to the present or prospective position of the Fund by employing forward currency exchange contracts or options (sometimes called

“derivatives”). A forward currency contract is individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

The Fund generally enters into forward contracts only under two circumstances. First, if the Fund enters into a contract for the purchase of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Adviser believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter in a forward contract to buy or sell the currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. Although forward contracts are used primarily to protect the Fund from adverse currency movements, they involve the risk that currency movements will not be accurately anticipated.

The Fund also may purchase a put or call option on a currency in an effort to hedge its current or prospective investments. The Fund will not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indices and currencies) and premiums paid for any such related options would exceed 5% of the its total assets. There can be no assurance that hedging transactions by the Fund, if employed, will be successful. Despite their limited use, the Fund may enter into hedging transactions when, in fact, it is inopportune to do so and, conversely, when it is more opportune to enter into hedging transactions, the Fund might not enter into such transactions. Such inopportune timing of utilization of hedging practices could result in substantial losses to the Fund.

Debt Securities

The value of the Fund’s investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

After a purchase, the rating of a debt security may be reduced below the minimum rating acceptable for purchase by the Fund. A subsequent downgrade does not require the sale of the security, but the Adviser will consider such an event in determining whether to continue to hold the obligation.

Corporate Debt Securities. Debt securities of domestic or foreign corporate issuers include bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund’s minimum ratings criteria or if unrated are, in the Adviser’s opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies or to the value of commodities, such as gold.

Convertible Securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert. The Fund might be more willing to convert such securities to common stock.

Convertible Low-Rated Securities (Junk Bonds). The Fund may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). The Adviser will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. The Fund may invest in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as “junk bonds.” See High-Yield, High-Risk Securities (Junk-Bonds).

General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Industrial Development Bonds. Industrial development bonds, which may pay tax-exempt interest, are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business manufacturing, housing, sports, and pollution control. These bonds also are used to finance public facilities, such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. As a result of 1986 federal tax legislation, industrial revenue bonds may no longer be issued on a tax-exempt basis for certain previously permissible purposes, including sports and pollution control facilities.

Revenue Bonds. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a governmental assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money or its NAV could decline by the use of inverse floaters.

Payable in Kind (“PIK”) Bonds. PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets as described above during the time interest payments are not made.

Standby Commitments. These instruments, which are similar to a put, give the Fund the option to obligate a broker-dealer or bank to repurchase a security held by the Fund at a specified price.

Step Coupon Bonds. Step coupon bonds are bonds that frequently do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets as described above during the time interest payments are not made.

Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

Variable and Floating Rate Obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Adviser incorrectly forecasts such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.

Variable Rate Demand Securities are Variable Rate Securities which have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the Fund paid for them. The interest rate on Variable Rate Demand Securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

Zero Coupon Bonds. A zero coupon bond is a debt obligation that does not make any interest payments for a specified period of time prior to maturity or until maturity. The nonpayment of interest on a current basis may result from the bond’s having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from face value. Alternatively, a zero coupon obligation may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. Even though zero coupon bonds may not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, the Fund would not be able to purchase income-producing securities to the extent cash is used to pay such distributions, and, therefore, the Fund’s current income could be less than it otherwise would have been. Instead of using cash, the Fund might liquidate investments in order to satisfy these distribution requirements. The value of zero coupon bonds fluctuates more in response to interest rate changes, if they are of the same maturity, than does the value of debt obligations that make current interest payments.

The value to the investor of these types of bonds is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond’s life or payment deferral period.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of a sponsored ADR, but the bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed under the heading “Foreign Securities.”

Derivative Investments

In order to seek to hedge various portfolio positions, including to hedge against price movements in markets in which the Fund anticipates increasing its exposure, the Fund may invest in certain instruments which may be characterized as derivative investments. The Fund may also utilize these instruments as part of its overall investment technique to gain or lessen exposure to various securities, markets or currencies. These investments include various types of interest rate transactions, options and futures, as described below. Such investments also may consist of indexed securities, including inverse securities. The Fund may have express limitations on the percentage of its assets that may be committed to these investments. Some of these investments have no express quantitative limitations, are not for speculation, and may in some cases require limitations as to the type of permissible counter-party to the transaction. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

Credit Linked Notes.  Credit linked notes are a derivative transaction used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio (“reference entities”). The notes are usually issued by a special purpose vehicle (“SPV”) that sells credit protection through a credit default swap (“CDS”) transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the CDS. Should a default occur, the SPV would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

Foreign Currency Transactions.  The Fund may engage in certain foreign currency exchange and option transactions. These transactions involve investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser’s predictions of movements in the direction of securities prices or currency exchange rates are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of option and foreign currency forward and futures contracts include: (1) dependence on the Adviser’s ability to correctly predict movements in the direction of securities prices and currency exchange rates; (2) imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund’s ability to enter into futures contracts is also limited by the requirements of the Internal Revenue Code of 1986 (“the Code”) for qualification as a regulated investment company.

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, the Fund may write covered put and call options on foreign currencies for the purpose of increasing its return.

Generally, the Fund may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the exchange rate between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase the currency at the exercise price until the expiration of the option.

When engaging in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the values of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in value of such currency.

The Fund may seek to increase its return or to offset some of the costs of hedging against fluctuations in currency exchange rates by writing covered put options and covered call options on foreign currencies. The Fund receives a premium from writing a put or call option, which increases the Fund’s current return if the option expires unexercised or is closed out at a net profit. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The Fund’s currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such “cross hedging” activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Foreign Currency Conversion.  Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (“term”) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The holder of a cancelable forward contract has the unilateral right to cancel the contract at maturity by paying a specified fee. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit. At the maturity of a forward or futures contract, the Fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, it is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The Fund may also hedge the foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize gains to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund will have to convert its holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.

The Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of the Fund. The Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of the Fund’s total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities specifically designated declines, additional cash or securities will be added so that the specifically designated amount is not less than the amount of the Fund’s commitments with respect to such contracts.

Foreign Currency Options. In general, options on foreign currencies operate similarly to options on securities and are subject to many similar risks. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit, which is composed of amounts of a number of currencies and is the official medium of exchange of the European Community’s European Monetary System.

The Fund will only purchase or write foreign currency options when the Adviser believes that a liquid market exists for such options. There can be, however, no assurance that a liquid market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options) may be affected significantly, fixed, or supported directly or indirectly, by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option reflects the value of an exchange rate, which in turn reflects the relative values of two currencies, generally the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Foreign Currency Futures Transactions. The Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Foreign Currency Warrants. Foreign currency warrants such as currency exchange warrants (“CEWs”) are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace.

Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.

Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (or “PERLS”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar, “reverse” PERLS are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (or “PIP”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Exchange-Traded Options, Futures and Forward Currency Exchange Contracts—Additional Risks. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Futures Contracts and Options on Futures Contracts.  The Fund may use interest rate, foreign currency or index futures contracts. An interest rate, foreign currency (see “Foreign Currency Transactions” above) or index futures contract provides for the future sale by one party and purchase by another of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, including the Standard and Poor’s 500® Index (the “S&P 500 Index”); the Standard and Poor’s 100® Index (the “S&P 100 Index”); The New York Stock Exchange (“NYSE”) composite; U.S. Treasury Bonds; U.S. Treasury Notes; GNMA Certificates; three month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar Certificates of Deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Interest rate futures contracts currently are traded in the United States primarily on the floors of the Chicago Board of Trade (“CBT”) and the International Monetary Market of the Chicago Mercantile Exchange (“CME”). Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange (“LIFFE”) and the Singapore International Monetary Exchange (“SIMEX”).

The Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund will limit its use of futures contracts and futures options to hedging transactions and in an attempt to increase total return, in accordance with federal regulations. The Adviser believes it is possible to reduce the effect of interest or exchange rate fluctuations on the value of the Fund’s portfolio, or sectors thereof, through the use of such strategies. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. The Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. The costs of and possible losses incurred from futures contracts and options thereon may reduce the Fund’s current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations on Use of Futures and Futures Options. When entering into a futures contract, the Fund will specifically designate on its accounting records (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will specifically designate on its accounting records (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the put option is the same as or higher than the strike price of the put option sold by the Fund.

Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. As of the date of this SAI, the Fund is eligible for exclusion from the CFTC’s definition of a “commodity pool,” meaning that the Fund may invest in futures contracts under specified conditions without registering with the CFTC. (See “Commodity Interests” for information about this exclusion.)

On February 9, 2012, the CFTC adopted amendments to its rules that, upon effectiveness, may affect the Funds’ ability to continue to claim this exclusion. Under the amended CFTC rules, a Fund claiming the exclusion would be limited in its ability to use certain derivatives, such as futures, certain options, and swaps, after the effectiveness of the amended rules. If a Fund’s use of derivatives would prevent the Fund from claiming the exclusion, then the Adviser and/or the Subadviser would be subject to registration and regulation in its capacity as the Fund’s commodity pool operator, and the Fund would be subject to regulation under the CEA. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations and the Fund’s use of certain derivatives and other instruments may be limited or restricted.

The requirements of the Code for qualification as a regulated investment company (“RIC”) also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. (See “Dividends, Distributions and Taxes.”)

Risks Relating to Futures Contracts and Related Options. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger’s opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate.

The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, the Fund’s total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.

Utilization of futures contracts by the Fund involves the risk of imperfect correlation of movements in the prices of futures contracts and movements in the prices of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. When futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Regulatory Restrictions.  To the extent required to comply with SEC Release No. IC-10666, when purchasing a futures contract or writing a put option, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts.

Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. As of the date of this SAI, the Fund is eligible for exclusion from the CFTC’s definition of “commodity pool operator,” meaning that the Fund may invest in futures contracts under specified conditions without registering with the CFTC. (See “Commodity Interests” for information regarding this exclusion.)

On February 9, 2012, the CFTC adopted amendments to its rules that, upon effectiveness, may affect the Funds’ ability to continue to claim this exclusion. Under the amended CFTC rules, a Fund claiming the exclusion would be limited in its ability to use certain derivatives, such as futures, certain options, and swaps, after the effectiveness of the amended rules. If a Fund’s use of derivatives would prevent the Fund from claiming the exclusion, then the Adviser and/or the Subadviser would be subject to registration and regulation in its capacity as the Fund’s commodity pool operator, and the Fund would be subject to regulation under the CEA. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations and the Fund’s use of certain derivatives and other instruments may be limited or restricted.

Interest Rate Transactions. The Fund may enter into interest rate swaps, and the purchase and sale of interest rate collars, caps and floors.

Interest rate swaps involve the exchange with another party of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefit of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily having an aggregate value at least equal to the accrued excess will be specifically designated on the accounting records of the Fund. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Options.  The Fund may purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies. The purpose of writing covered put and call options generally is to hedge against fluctuations in the market value of the Fund’s portfolio securities and as an attempt to increase total return. The Fund may purchase or sell call and put options on securities indices for a similar purpose. A hedge is limited to the degree that the extent of the price change of the underlying security is less than the difference between the option premium received by the Fund and the option strike price. To the extent the underlying security’s price change exceeds this amount, written put and call options will not provide an effective hedge.

Writing Call Options. Each Fund may write (sell) covered call options on securities (“calls”) when the Adviser considers such sales appropriate. When the Fund writes a call, it receives a premium and grants the purchaser the right to buy the underlying security at any time during the call period (usually between three and nine months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain but is not subject to any loss on any change in the market price of the underlying security relative to the exercise price. The Fund will write such options subject to any applicable limitations or restrictions imposed by law.

A written call option is covered if the Fund owns the security underlying the option. A written call option may also be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. In addition, the Fund may cover such options by specifically designating on its accounting records any assets, including equity securities and non-investment grade debt so long as the assets are liquid, unencumbered and marked to market daily (“liquid assets”), in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the Fund should the value of the underlying security increase and the option be exercised.

Purchasing Call Options. The Fund may purchase a call option when the Adviser believes the value of the underlying security will rise or to effect a “closing purchase transaction” as to a call option the Fund has written (sold). The Fund will realize a profit from a closing purchase transaction if the amount paid to purchase a call is less than the amount received from the sale thereof, whereas the Fund will realize a loss from a closing purchase transaction if the amount paid to purchase a call is more than the amount received from the sale.

Writing Put Options. A put option written by the Fund obligates the Fund to purchase the specified security at a specified price if the option is exercised at any time before the expiration date. A written put option may be covered by specifically designating on the accounting records of the Fund liquid assets with a value at least equal to the exercise price of the put option. While this may help ensure that the Fund will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the Fund should the value of the underlying security decrease and the option be exercised.

Purchasing Put Options. The Fund may purchase a put option when the Adviser believes the value of the underlying security will decline. The Fund may purchase put options on securities in its portfolio in order to hedge against a decline in the value of such securities (“protective puts”) or to effect closing purchase transactions as to puts it has written. The Fund will realize a profit from a closing purchase transaction if the amount paid to purchase a put is less than the amount received from the sale thereof, whereas the Fund will realize a loss from a closing purchase transaction if the amount paid to purchase the put is more than the amount received from the sale thereof.

Combined Option Positions. The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Purchase and Writing of Options Involves Certain Risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the fund will lose its entire investment in the option. Also, where an option on a particular security is purchased to hedge against price movements in a related security, the price of the option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out an option position.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the applicable Fund’s current or anticipated investments. The Fund may invest in options based on securities which differ from the securities in which it typically invests. This involves a risk that the options will not track the performance of the Fund’s investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the applicable Fund’s investments well. Options and future prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options with a greater or less value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the applicable Fund’s options are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

Liquidity of Options. There is no assurance a liquid secondary market will exist for any particular option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instruments’ current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if an option’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for an option is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, such Fund’s access to other assets held to cover its options could also be impaired.

Options on Securities Indices. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed “index multiplier.” Like an option on a specific security, when the Fund purchases a put or call option on an index, it places the entire amount of the premium paid at risk, for if, at the expiration date, the value of the index has decreased below the exercise price (in the case of a call) or increased above the exercise price (in the case of a put), the option will expire worthless.

A securities index fluctuates with changes in the market values of the stocks included in the index. For example, some securities index options are based on a broad market index such as the S&P 500® Index. Others are based on a narrower market index such as the S&P 100® Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indices are currently traded on the Chicago Board Options Exchange, NYSE and NYSE Amex Equities (“NYSE Amex”) (formerly, American Stock Exchange or AMEX).

The Fund may purchase put options on securities indices to hedge against an anticipated decline in stock market prices that might adversely affect the value of the Fund’s portfolio securities. If the Fund purchases such a put option, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund’s portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially or wholly offset by an increase in the value of the Fund’s portfolio securities.

The Fund may purchase call options on securities indices in order to participate in an anticipated increase in stock market prices or to offset anticipated price increases on securities that it intends to buy in the future. If the Fund purchases a call option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the prices of stocks that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially or wholly offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

The Fund may write (sell) covered call or put options on a securities index. Such options may be covered by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position or by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration or for additional cash consideration (held in a segregated account by its custodian) upon conversion or exchange of other securities in their respective portfolios. In addition, the Fund may cover such options by specifically designating on its accounting records liquid assets with a value equal to the exercise price or by using the other methods described above.

The extent to which options on securities indices will provide the Fund with an effective hedge against interest rate or stock market risk will depend on the extent to which the stocks comprising the indices correlate with the composition of the Fund’s portfolio. Moreover, the ability to hedge effectively depends upon the ability to predict movements in interest rates or the stock market. Some options on securities indices may not have a broad and liquid secondary market, in which case options purchased by the Fund may not be closed out and the Fund could lose more than its option premium when the option expires.

The purchase and sale of option contracts is a highly specialized activity that involves investment techniques and risks different from those ordinarily associated with investment companies. Transaction costs relating to options transactions may tend to be higher than the costs of transactions in securities. In addition, if the Fund were to write a substantial number of option contracts that are exercised, the portfolio turnover rate of that Fund could increase.

Limitations on Options on Securities and Securities Indices. The Fund may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if the Fund utilizing this investment technique writes a call option on an individual security, the Fund must own the underlying security or other securities that are acceptable for a pledged account at all times during the option period. The Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by the Fund will be “covered” by identifying the specific portfolio securities being hedged.

To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in a pledged account in accordance with clearing corporation and exchange rules. In the case of an index call option written by the Fund, the Fund will be required to deposit qualified securities. A “qualified security” is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit an amount of cash, U.S. Government Securities or other liquid high quality debt obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is “in-the-money” at the time the call is written, the Fund will specifically designate on its accounting records cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the amount by which the call is “in-the-money” times the multiplier times the number of contracts. Any amount otherwise specifically designated may be applied to the Fund’s other obligations to specifically designate assets in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

The Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

Risks Relating to Options on Securities. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time within the option period when it may be required to fulfill its obligation as a writer of the option.

The risk of purchasing a call option or a put option is that the Fund utilizing this investment technique may lose the premium it paid plus transaction costs, if the Fund does not exercise the option and is unable to close out the position prior to expiration of the option.

An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Funds utilizing this investment technique will write and purchase options only when the investment adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that any Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders.

Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon the Funds.

Risks of Options on Securities Indices. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether the Fund utilizing this investment technique will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment (depending on the index option in question). Accordingly, successful use by the Fund of options on indices will be subject to the investment adviser’s ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund utilizing this investment technique would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Trust’s policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Funds will write call options only on indices which meet the criteria described above.

Price movements in securities held by the Fund utilizing this investment technique will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund might not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities held by the Fund. It is also possible that the index might rise when the value of the securities held by the Fund does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of its portfolio securities.

Unless the Fund utilizing this investment technique has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of the Fund’s total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

When the Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell its securities. As with options on its securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

If the Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall “out-of-the-money” the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Special Considerations and Risks Related to Options and Futures Transactions. Exchange markets in options on certain securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The exchanges will not continue indefinitely to introduce new expirations to replace expiring options on particular issues because trading interest in many issues of longer duration tends to center on the most recently auctioned issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run out, with the possible addition of a limited number of new expirations as the original expirations expire. Options trading on each issue of securities with longer durations will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available for every issue on which options are traded.

In the event of a shortage of the underlying securities deliverable on exercise of an option, the OCC has the authority to permit other, generally comparable, securities to be delivered in fulfillment of option exercise obligations. It may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent the markets for underlying securities close before the options markets, significant price and rate movements can take place in the options markets that cannot be reflected in the underlying markets. In addition, to the extent that the options markets close before the markets for the underlying securities, price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Similarly, positions in futures may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the event of adverse price movements, the Fund would continue to be required to make daily payments of maintenance margin for futures contracts or options on futures contracts positions written by that Fund. The Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so if it has insufficient cash to meet the daily maintenance margin requirements. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolios.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of applicable trading limits and it may impose other sanctions or restrictions. The Trust and other clients advised by the Adviser and its affiliates may be deemed to constitute a group for these purposes. In light of these limits, the Trustees may determine, at any time, to restrict or terminate the Funds’ transactions in options. The Adviser does not believe that these trading and position limits will have any adverse effect on investment techniques for hedging the Trust’s portfolios.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (each, a “Counterparty”) through direct agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund’s limitation on investing no more than 15% of its assets in illiquid securities. However, for options written with “primary dealers” in U.S. Government securities pursuant to an agreement requiring a closing transaction at the formula price, the amount considered to be illiquid may be calculated by reference to a formula price.

The loss from investing in futures transactions is potentially unlimited. Gains and losses on investments in options and futures depend on the Adviser’s ability to predict correctly the direction of stock prices, interest rates and other economic factors. In addition, utilization of futures in hedging transactions may fail where there is an imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of a hedge. If the price of the futures contract moves more or less than the price of the security, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities which are the subject of a hedge. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in options on futures contracts involve similar risks.

Swap Agreements.  The Fund may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fixed basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund’s portfolio.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Recently, the SEC and the CFTC have developed and finalized rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act to create a new, comprehensive regulatory framework for swap transactions, and as of the date of this SAI they are expected to continue to develop and finalize additional rules through 2012. Under the new regulations, certain swap transactions will be required to be executed on a regulated trading platform and cleared through a derivatives clearing organization. Additionally, the new regulations will impose other requirements on the parties entering into swap transactions, including requirements relating to posting margin, and reporting and documenting swap transactions. A Fund engaging in swap transactions may incur additional expenses as a result of these new regulatory requirements. The Adviser is continuing to monitor the finalization and implementation of the new regulations and to assess their impact on the Funds.

Credit Default Swap Agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing; however, if an event of default occurs, the Fund receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided there is no default event; however, if an event of default occurs, the Fund must pay the buyer the full notional value of the reference obligation.

Emerging Market Securities

The Fund may invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Fund may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or (iii) companies whose principal activities are located in emerging market countries. Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically based on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While the Adviser will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund’s investments in such countries and the availability of additional investments in such countries.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers or issuers in developed markets. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of portfolio securities or, if the Funds have entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Funds.

Eurodollar Instruments

The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offering Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Foreign Securities

The Fund may invest in the securities of foreign issuers. The Fund may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. The Fund may purchase the securities of issuers from various countries, including countries commonly referred to as “emerging markets.” The Fund may also invest in domestic securities denominated in foreign currencies.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Certain foreign countries are less stable politically than the United States. The possibility exists that certain foreign governments may adopt policies providing for expropriation or nationalization of assets, confiscatory taxation, currency blockage or limitations on the use or removal of monies or other assets of an investment company. Finally, the Funds may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

When investing in securities denominated in foreign currencies, the Funds will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund’s assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Funds will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Fund and which may not be recoverable by the Fund or its investors.

The Fund will calculate its NAV and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the NYSE is closed). Foreign securities in which the Funds may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the NAV of each Fund’s portfolio may be affected by such trading on days when a shareholder has no access to the Fund.

The Trust may use one or more foreign custodians or depositories in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of such foreign custodian(s) or depository(ies). The amount of cash or cash equivalents maintained in the care of eligible foreign custodians and/or depositories will be limited to an amount reasonably necessary to effect the Trust’s foreign securities transactions. The use of a foreign custodian or depository invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian or depository, inability to recover assets that are lost while under the control of the foreign custodian or depository, and the impact of political, social or diplomatic developments.

The Fund may invest in dollar-denominated instruments issued by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates. They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer’s foreign parent. These instruments may be subject to levels of risk that differ from their fully domestic counterparts.

Settlement Procedures. Settlement procedures relating to the Fund’s investments in foreign securities and to the Fund’s foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund’s domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and the Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Settlement procedures in many foreign countries are less established than those in the United States, and some foreign country settlement periods can be significantly longer than those in the United States.

Additional Risk Factors. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities.

The Fund may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.

High-Yield, High-Risk Securities (Junk-Bonds)

Investments in below-investment grade securities (see Appendix for an explanation of the various ratings) generally provide greater income (leading to the name “high-yield” securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility, liquidity, and principal and income risk. These securities are regarded as predominantly speculative as to the issuer’s continuing ability to meet principal and interest payment obligations. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.

Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the applicable Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Fund’s NAV.

As previously stated, the value of a low-rated security generally will decrease in a rising interest rate market, and accordingly, so normally will the applicable Fund’s NAV. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Payment Expectations. Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

Liquidity and Valuation. The Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the NAV of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its respective portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated securities, especially in a thinly-traded market.

Illiquid and Restricted Securities

The Fund may invest in securities for which there is no readily available market (“illiquid securities”), including certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However, certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (“the 1933 Act”), may be considered liquid. The Trustees have delegated to the Adviser the day-to-day determination of the liquidity of a security although they have retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Trustees have directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) and availability of market quotations; and (iv) other permissible factors.

If illiquid securities exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Adviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the Fund to decline. A security that is determined by the Subadviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Trustees or their delegate. (See “Private Placements and Rule 144A Securities” below.)

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. The Fund will not invest more than 5% of its net assets in indexed securities. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; for example, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a call option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Loan and Debt Participations and Assignments

A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower’s principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. When the Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund’s obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations may be deemed by the Fund to be illiquid investments. The Fund will invest only in participations with respect to borrowers whose creditworthiness is, or is determined by the Adviser to be, substantially equivalent to that of issuers whose senior unsubordinated debt securities are rated B or higher by Moody’s or S&P. For the purposes of diversification and/or concentration calculations, both the borrower and issuer will be considered an “issuer.”

The Fund may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the Adviser has determined meets the prescribed quality standards of each Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will.

Market Volatility

The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuer of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets may expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Money Market Instruments

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers’ Acceptances. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association (“FNMA”), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Mortgage-Related and Other Asset-Backed Securities

Mortgage Pass-through Securities. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. “Modified pass-through” securities (such as securities issued by GNMA) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages. Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) that represent interests in conventional mortgages from FHLMC’s national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but the securities they issue are neither issued nor guaranteed by the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Subadviser determines that the securities meet the Funds’ quality standards. Securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth above under “Investment Restrictions,” by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued, mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by the actions of the U.S. Government to tighten the availability of its credit. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed the FNMA and FHLMC into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate FNMA and FHLMC until they are stabilized. The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Furthermore, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guarantee obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guarantee obligation and would be exposed to the credit risk of that party.

Collateralized Mortgage Obligations (“CMOs”). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed “illiquid,” and may be subject to the Fund’s limitations on investment in illiquid securities.

Stripped Mortgage-backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

The Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund’s investment objectives and policies.

Adjustable Rate Mortgages—Interest Rate Indices. The One-Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the “FHLB Eleventh District”) that are member institutions of the Federal Home Loan Bank of San Francisco (the “FHLB of San Francisco”), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One-Year Treasury Index. Because of the various origination dates and maturities of the liabilities of member institutions of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes more slowly than other indices, mortgage loans which adjust in accordance with the Cost of Funds Index may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London Interbank Offered Rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one-, three, six- or twelve-month intervals.

Other Asset-backed Securities. Through trusts and other special-purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured, and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress, the secondary market may not be as liquid as the market for other types of securities, which could cause the Fund to experience difficulty in valuing or liquidating such securities.

The Adviser expects additional assets will be “securitized” in the future. The Fund may invest in any such instruments or variations on them to the extent consistent with the Fund’s investment objectives and policies.

Interest Rate Considerations. The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security’s market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of its creditworthiness also affect the market value of that issuer’s debt securities.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by the Adviser in managing interest rate risks including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates. “Term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affects the security’s response to interest rate changes. “Duration” is considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve the Adviser’s estimates of future economic parameters, which may vary from actual future values. Fixed income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Mutual Fund Investing

The Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries.

Investment companies in which the Fund may invest may include exchange-traded funds (“ETFs”). An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similarly to a publicly traded company. Most ETFs seek to achieve the same return as a particular market index. That type of ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An ETF will invest in either all of the securities or a representative sample of the securities included in the index. Other types of ETFs include leveraged or inverse ETFs, which are ETFs that seek to achieve a daily return that is a multiple or an inverse multiple of the daily return of a securities index. An important characteristic of these ETFs is that they seek to achieve their stated objectives on a daily basis, and their performance over longer periods of time can differ significantly from the multiple or inverse multiple of the index performance over those longer periods of time. ETFs also include actively managed ETFs that pursue active management strategies and publish their portfolio holdings on a daily basis.

The risks associated with investing in other investment companies generally reflect the risks of owning shares of the underlying securities in which those investment companies invest, although lack of liquidity in an investment company could result in its value being more volatile than the underlying portfolio of securities. For purposes of complying with investment policies requiring the Fund to invest a percentage of its assets in a certain type of investments (e.g., stocks of small capitalization companies), the Fund generally will look through an investment company in which it invests, to categorize the investment company in accordance with the types of investments the investment company holds.

Investors in the Fund should recognize that when the Fund invests in another investment company, the Fund will bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Private Placements and Rule 144A Securities

The Fund may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities, and they also may incur higher risks. Such securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the 1933 Act. Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Fund may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the Trustees determine the secondary market is liquid, Rule 144A securities will be considered illiquid. The Trustees have delegated to the Adviser the day-to-day determination of whether the secondary market is liquid and have directed the Adviser to consider certain factors in this determination. Investing in Rule 144A Securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. (See “Illiquid and Restricted Securities” above.)

Ratings

If the rating of a security purchased by the Fund is subsequently reduced below the minimum rating required for purchase or a security purchased by the Fund ceases to be rated, neither event will require the sale of the security. However, the Adviser, as applicable, will consider any such event in determining whether the Fund should continue to hold the security. To the extent that ratings established by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, the Fund will invest in securities which are deemed by the Fund’s Adviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.

Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market-value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Real Estate Investment Trusts (REITs)

REITs pool investors’ funds for investment primarily in income producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

REITs can generally be classified as follows:

•

Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

•	Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

•	Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

REITs are like closed-end investment companies in that they are essentially holding companies. An investor should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the underlying REITs.

Risks of Investment in Real Estate Securities. Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The risks associated with REITs are similar to those associated with the direct ownership of real estate. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

Equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the 1940 Act. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Fund to possibly fail to qualify as a regulated investment company.

Repurchase Agreements

Each Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. Under a repurchase agreement, the Fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by the Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week’s duration are subject to each Fund’s limitation on investments in illiquid securities.

Repurchase agreements are considered by the SEC to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, primary dealers in U.S. Government securities reporting to the Federal Reserve Bank of New York or broker-dealers approved by the Trustees. The Subadviser will monitor the value of the underlying securities throughout the term of the agreement to attempt to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. Each Fund will maintain a segregated account with its custodian, or a subcustodian for the securities and other collateral, if any, acquired under a repurchase agreement for the term of the agreement.

In addition to the risk of the seller’s default or a decline in value of the underlying security, the Fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of that Fund and therefore subject to sale by the seller’s trustee in bankruptcy. Finally, it is possible that the Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counter-parties to such transactions.

Securities Lending

The Fund may lend portfolio securities to broker-dealers and other financial institutions, provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund’s investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

Short Sales

The Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of liquid assets with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Small Cap Companies

Market capitalizations of small market capitalization companies are determined at the time of purchase. While the issuers in which the Fund will primarily invest may offer greater opportunities for capital appreciation than larger market capitalization issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. For example, small companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Full development of these companies takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits, nor should an investment in the Fund be considered a complete investment program. In addition, many small company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements than stocks of large companies. The securities of small companies may also be more sensitive to market changes than the securities of large companies. These factors may result in above-average fluctuations in the NAV of the Fund’s shares.

Special Situations

The Fund may invest in special situations that the Adviser believes present opportunities for capital growth. Such situations most typically include corporate restructurings, mergers, and tender offers.

A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers, or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Unseasoned Companies

As a matter of operating policy, the Fund may invest to a limited extent in securities of unseasoned companies and new issues. The Adviser regards a company as unseasoned when, for example, it is relatively new to, or not yet well established in, its primary line of business. Such companies generally are smaller and younger than companies whose shares are traded on the major stock exchanges. Accordingly, their shares are often traded over-the-counter and their share prices may be more volatile than those of larger, exchange-listed companies. In order to avoid undue risks, the Fund will not invest more than 5% of its total assets in securities of any one company with a record of fewer than three years’ continuous operation (including that of predecessors).

Warrants or Rights to Purchase Securities

The Fund may invest in or acquire warrants or rights, valued at the lower of cost or market, to purchase equity or fixed income securities, during a specific period of time. The Fund will make such investments only if the underlying securities are deemed appropriate by the Fund’s portfolio manager for inclusion in the Fund’s portfolio. Included are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

The Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

When-Issued and Delayed Delivery Transactions

The Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed delivery transactions. (The phrase “delayed delivery” is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed delivery transactions involve a commitment by the

Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

When-issued purchases and forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, the Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. The Fund will not enter into such transactions for the purpose of leverage.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund’s NAV starting on the first business day after the date of the agreement to purchase the securities. The Fund will be subject to the rights and risks of ownership of the securities on the agreement date. The Fund will not earn interest on securities it has committed to purchase until they are paid for and received. A seller’s failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund’s assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but the Fund may agree to a longer settlement period.

The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When the Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

PERFORMANCE INFORMATION

Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor’s Business Daily, Stanger’s Mutual Fund Monitor, The Stanger Register, Stanger’s Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor’s The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the S&P 500® Index, Dow Jones Industrial Average, Barclays Capital U.S. Aggregate Bond Index, Dow Jones Wilshire Real Estate Securities Index (Full Cap), Russell Midcap® Growth Index, MSCI EAFE® (Europe Australasia Far East) Index, Consumer Price Index, Barclays Capital Corporate Index, and the Barclays Capital T-Bond Index.

Advertisements, sales literature and other communications may contain information about the Funds’, the Adviser’s and the Subadvisers’ current investment strategies and management styles. Current strategies and styles may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund’s investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

Total Return

Standardized quotations of average annual total return for Class A Shares, Class B Shares, Class C Shares or Class I Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares, Class B Shares, Class C Shares or Class I Shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class’s expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge (“CDSC”) applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions on Class A Shares, Class B Shares, Class C Shares or Class I Shares are reinvested when paid.

For average “after-tax” total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

The Funds may also compute cumulative total return for specified periods based on a hypothetical Class A, Class B, Class C or Class I account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the NAV of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share’s maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rates of return calculations.

PORTFOLIO TURNOVER

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of a Fund’s securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses and other costs, which must be borne directly by a Fund and thus indirectly by its shareholders. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund’s shares and by requirements which enable the Trust to receive certain favorable tax treatment (see “Dividends, Distributions and Taxes”). Historical portfolio turnover rates for all the Funds can be found in the Funds’ Statutory Prospectus under the heading “Financial Highlights.” Each Fund’s portfolio turnover rate for the most recent fiscal year can be found in the Summary Prospectus applicable to that Fund, or in the Funds’ Statutory Prospectus in the summary section applicable to that Fund.

For the Mid-Cap Growth Fund, portfolio turnover for its most recent fiscal year was 163%, while for the two prior fiscal years were 81% and 104%, respectively. The fund’s current subadviser began managing the fund in February 2012 and the transition of the portfolio at that time resulted in the portfolio turnover rate of 163% for the fund’s fiscal year ended March 31, 2012. Under the current subadviser’s management style, the fund’s portfolio turnover rate is expected to be less than 50%.

For the Strategic Growth Fund, portfolio turnover for its most recent fiscal year was 115%, while for the two prior fiscal years were 82% and 52%, respectively. The fund’s current subadviser began managing the fund in February 2012 and the transition of the portfolio at that time resulted in the portfolio turnover rate of 115% for the fund’s fiscal year ended March 31, 2012. Under the current subadviser’s management style, the fund’s portfolio turnover rate is expected to be less than 50%.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser or Subadviser, as appropriate (throughout this section, “Adviser”), places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value. Payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker’s appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

The Adviser believes that the Funds benefit from a securities industry comprised of many diverse firms and that the long-term interests of shareholders of the Funds are best served by their brokerage policies which include paying a fair commission rather than seeking to exploit their leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser’s appraisal of: the firm’s ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm’s attitudes toward and interest in mutual funds in general. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere. In the over-the-counter market, securities are usually traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Funds also expect that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter’s concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Funds.

In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local, and foreign political developments. Many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser’s staff since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the Adviser’s staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates, and not all of the information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the Adviser’s expenses, it is not possible to estimate its value, and in the opinion of the Adviser it does not reduce the Adviser’s expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business, but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interests of the Funds and their shareholders.

The Trust has implemented, and the Trustees have approved, policies and procedures reasonably designed to prevent (i) the Adviser’s personnel responsible for the selection of broker-dealers to effect Fund portfolio securities transactions from taking into account, in making those decisions, a broker-dealer’s promotion or sales efforts, and (ii) the Trust, its Adviser, and its distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of Fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

The Funds have adopted a policy and procedures governing the execution of aggregated advisory client orders (“bunching procedures”) in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall not aggregate transactions unless it believes in its sole discretion that such aggregation is consistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the Adviser is to be favored over any other account, and each account that participates in an aggregated order is expected to participate at the average share price to the extent practicable for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Funds’ participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser’s accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Board of Trustees will review these procedures from time to time as they deem appropriate.

For the fiscal years 2010, 2011, and 2012, brokerage commissions paid by the Funds on portfolio transactions totaled $2,279,021, $2,697,097 and $1,909,138 respectively. In fiscal years 2010, 2011 and 2012, no brokerage commissions were paid by the funds to any affiliate of the Funds, the Adviser or the Distributor, or to any affiliate of any affiliate of the Funds, the Adviser or the Distributor. Brokerage commissions of $1,909,138 paid during the fiscal year ended March 31, 2012, were paid on portfolio transactions aggregating $13,900,034 executed by brokers who provided research and other statistical information.

DISCLOSURE OF FUND HOLDINGS

The Board of Trustees of the Trust has adopted policies with respect to the disclosure of the Funds’ portfolio holdings by the Funds, the Funds’ Adviser and Subadvisers, or their affiliates, the Trustees and the Funds’ officers (collectively, the “affected parties”). These policies provide that the Funds’ portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds’ policies prohibit Virtus and the Funds’ service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Board of Trustees has delegated to the Fund’s Administrator the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The Administrator will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The Administrator generally carries out this duty through its chief compliance officer, in consultation with other officers representing various areas of management.

The Funds’ Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Funds’ compliance with these policies and for providing reports to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Virtus and its affiliates identified during the reporting period and how such conflicts were resolved.

Public Disclosures

In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Funds’ shareholder reports are available without charge on Virtus’ Web site at virtus.com. The Funds’ Form N-Q filings are available on the SEC’s Web site at sec.gov. Certain of the Funds also make publicly available on Virtus’ Web site a full listing of portfolio holdings as of the end of each month with a 30-day delay, while other of the Funds make such full listings available as of the end of each quarter with a 60-day delay. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Virtus’ Web site. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web site until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies, and may provide to financial intermediaries, upon request, monthly portfolio holdings for periods included in publicly-available quarterly portfolio holdings disclosures.

Other Disclosures

The Administrator may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if (i) the Fund has a legitimate business purpose for making such disclosure and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The Administrator will consider any actual or potential conflicts of interest between Virtus and its mutual fund shareholders and will act in the best interest of the Funds’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Administrator may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Administrator will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Funds’ Board of Trustees and/or the Funds’ Administrator, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Virtus and its affiliates, the entities receiving non-public portfolio holdings information as of the date of this SAI are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

Non-Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Virtus Investment Advisers, Inc.	Daily, with no delay
Subadviser to Mid-Cap Core, Mid-Cap Growth, Quality Large-Cap Value, Quality Small-Cap, Small-Cap Sustainable Growth, Small-Cap Core Funds and Strategic Growth Fund	Kayne Anderson Rudnick Investment Management, LLC	Daily, with no delay
Subadviser to Mid-Cap Value Fund	Sasco Capital, Inc.	Daily, with no delay
Subadviser to Balanced and Tactical Allocation Funds	Newfleet Asset Management, LLC	Daily, with no delay
Subadviser to Balanced Fund, Growth & Income Fund and Tactical Allocation Fund	Euclid Advisors LLC	Daily, with no delay
Distributor and Administrator	VP Distributors, LLC	Daily, with no delay
Custodian	The Bank of New York Mellon	Daily, with no delay
Sub-Financial Agent	BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”)	Daily, with no delay
Independent Registered Public Accounting Firm	PricewaterhouseCoopers, LLP	Annual Reporting Period, within 15 business days of end of reporting period Semiannual Reporting Period, within 31 business days of end of reporting period
Typesetting and Printing Firm for Financial Reports	R.R. Donnelley & Sons Co.	Quarterly, within 15 days of end of reporting period.
Proxy Voting Service	Risk Metrics Group	Twice weekly on an ongoing basis

Compliance Monitoring System	Financial Tracking	Daily, with 2 day delay
Intermediary Selling Shares of the Fund	Morgan Stanley Smith Barney, LLC	Monthly, with 4 day delay
Intermediary Selling Shares of the Fund	Merrill Lynch	Quarterly, within 10 days of quarter end
Intermediary Selling Shares of the Fund	JPMorgan Chase & Co.	Quarterly, with 60 day delay
Performance Analytics Firm	FactSet Research Systems, Inc	Daily, with no delay
TV Financial Markets Talk Shows	CNBC	Monthly for holdings over 1% of issuer equity, in aggregate*
Class Action Provider	Glass Lewis	Daily, with no delay
Financial Consulting Firm	Rogercasey	Monthly, with four day delay

Public Portfolio Holdings Information
Portfolio Redistribution Firms	Bloomberg, Standard & Poor’s and Thomson Reuters	Monthly with 30 day delay for certain funds; quarterly, 60 days after fiscal quarter end for all others.
Rating Agencies	Lipper Inc. and Morningstar	Monthly with 30 day delay for certain funds; quarterly , 60 days after fiscal quarter end for all others
Virtus Public Web site	Virtus Investment Partners, Inc.	Certain funds are monthly, with 30-day delay. Other Funds are quarterly, 60 days after fiscal quarter end.

*	A Virtus representative may, from time to time, appear as host or guest of various programming. CNBC requires certain holdings disclosure in order to monitor potential conflicts of interest.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

There is no guarantee that the Funds’ policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

SERVICES OF THE ADVISER AND SUBADVISERS

The Adviser

The investment adviser to each of the Funds is Virtus Investment Advisers, Inc. (“VIA” or “Adviser”), which is located at 100 Pearl Street, Hartford, CT 06103. VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 70 years. As of March 31, 2012, VIA had approximately $23.4 billion in assets under management.

VIA is an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”).

The Adviser provides certain services and facilities required to carry on the day-to-day operations of each of the Funds (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing services; regulatory filing fees and expenses of printing the Trust’s registration statements (but the Distributor purchases such copies of the Trust’s prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.

Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust’s general administration expenses allocated on the basis of the asset values of the respective Funds.

The Investment Advisory Agreements will continue in effect from year to year if specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Board of Trustees of the Fund or (b) the vote of a majority of the outstanding voting securities of the applicable Fund

(as defined in the 1940 Act). Each Agreement may be terminated without penalty at any time by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund or by VIA upon 60 days written notice and will automatically terminate in the event of its “assignment” as defined in Section (2)(a)(4) of the 1940 Act.

Each Agreement provides that the Adviser is not liable for any act or omission in the course of, or in connection with, rendering services under the Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreements. Each Agreement permits the Adviser to render services to others and to engage in other activities.

As compensation for its services to the below Funds, the Adviser receives a fee, which is accrued daily against the value of each Fund’s net assets and paid monthly at the following annual rates:

Fund
Quality Small-Cap Fund	0.70%
Small-Cap Core Fund	0.75%

Fund	First $400 Million	$400+ Million through $1 Billion	$1+ Billion
Small-Cap Sustainable Growth Fund	0.90%	0.85%	0.80%

Fund	First $500 Million	$500+ Million
Mid-Cap Growth Fund	0.80%	0.70%

Fund	First $1 Billion	$1+ Billion
Mid-Cap Value Fund	0.75%	0.70%

Fund	First $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
Balanced Fund	0.55%	0.50%	0.45%
Growth & Income Fund	0.75%	0.70%	0.65%
Mid-Cap Core Fund	0.80%	0.75%	0.70%
Quality Large-Cap Value Fund	0.75%	0.70%	0.65%
Strategic Growth Fund	0.70%	0.65%	0.60%
Tactical Allocation Fund	0.70%	0.65%	0.60%

The Adviser has voluntarily agreed to limit the following Funds’ total operating expenses (excluding interest, taxes and extraordinary expenses) so that such expenses do not exceed, on an annualized basis, the amounts indicated in the following table.

	Class A	Class B	Class C	Class I
Growth & Income Fund	1.25%	2.00%	2.00%	1.00%
Mid-Cap Core Fund	1.35%	N/A	2.10%	1.10%
Mid-Cap Growth Fund	1.45%	2.20%	2.20%	1.20%
Mid-Cap Value Fund	1.48%	N/A	2.23%	1.23%
Quality Small-Cap Fund	1.42%	N/A	2.17%	1.17%
Quality Large-Cap Value Fund	1.35%	N/A	2.10%	1.10%
Small-Cap Sustainable Growth Fund	1.65%	N/A	2.40%	1.40%
Strategic Growth Fund	1.47%	2.22%	2.22%	1.22%

The Adviser may discontinue any reimbursements at any time. Subject to certain conditions, the Adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the end of the fiscal period in which such reimbursements occurred.

For services to the Funds during the fiscal years 2010, 2011 and 2012, the Adviser received fees of $14,364,965, $15,267,160 and $15,885,515, respectively, under the investment advisory agreements in effect. Of these totals, the Adviser received fees from the Funds, as follows:

	Gross Advisory Fee ($)			Advisory Fee Waived and/or Expenses Reimbursed ($)				Net Advisory Fee ($)
	2010	2011	2012	2010		2011	2012	2010		2011	2012
Balanced Fund	3,480,825	3,429,705	3,345,660	—		—	—	3,480,825		3,429,705	3,345,660
Growth & Income Fund	1,081,404	906,060	848,318	310,625	*	332,089	255,141	770,779	*	573,971	593,177
Mid-Cap Core Fund	2,857	6,389	16,843	73,362		71,615	69,765	(70,505)		(65,226)	(52,922)
Mid-Cap Growth Fund	636,308	703,302	682,138	110,056		109,490	56,418	526,252		593,812	625,720
Mid-Cap Value Fund	2,850,429	2,842,702	2,700,610	—		33,994	(11,382)	2,850,429		2,808,708	2,711,992
Quality Large-Cap Value Fund	367,416	344,143	335,436	85,293		105,930	80,467	282,123		238,213	254,969
Quality Small-Cap Fund	732,443	1,475,843	1,952,443	151,727		46,808	(213,858)	580,716		1,429,035	2,166,301
Small-Cap Core Fund	370,541	857,782	1,282,611	—		—	—	370,541		857,782	1,282,611
Small-Cap Sustainable Growth Fund	66,940	425,894	764,731	50,796		120,969	(3,751)	16,144		304,925	768,482
Strategic Growth Fund	1,336,654	2,932,844	2,847,569	—		—	—	1,336,654		2,932,844	2,847,569
Tactical Allocation Fund	1,345,824	1,342,497	1,319,402	—		—	—	1,345,824		1,342,497	1,319,402

*	Excludes extraordinary expenses reimbursed by an affiliate of the Adviser.

The Adviser makes its personnel available to serve as officers and “interested” Trustees. The Trust has not directly compensated any of its officers or Trustees for services in such capacities except to pay fees to the Trustees who are not otherwise affiliated with the Trust by reason of their being employed by the Adviser or its affiliates. The Trust reimburses all Trustees for their out-of-pocket expenses. The Trustees are not prohibited from authorizing the payment of salaries to the officers pursuant to the Agreements, including out-of-pocket expenses, at some future time.

In addition to the management fee, expenses paid by the Funds include: fees of Trustees who are not compensated by reason of being employees of the Adviser or its affiliates, interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Trust’s registration statements, reports and prospectuses excluding those copies used for sales purposes which the Distributor purchases at printer’s over-run cost), accounting services fees, insurance expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and, all costs incident to the Trust’s existence as a Delaware statutory trust.

The Trust, the Adviser, the respective Subadvisers and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

The Subadvisers

Euclid Advisors LLC (“Euclid”)

Euclid, an affiliate of VIA, is the subadviser to the Balanced Fund (equity portion), Growth & Income Fund and Tactical Allocation Fund (equity portion) and its offices are located at 900 Third Avenue, New York, NY 10022 and 100 Pearl Street,

Hartford, CT 06103. Euclid acts as subadviser to mutual funds. As of March 31, 2012, Euclid had approximately $4.8 billion in assets under management.

The Subadvisory Agreement provides that the adviser, VIA, will delegate to Euclid the performance of certain of its investment management services under the Investment Advisory Agreement with respect to the Balanced Fund, Growth & Income Fund and Tactical Allocation Fund. Euclid will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as Subadviser, VIA pays Euclid a fee at the rate of 50% of the net advisory fee paid by Balanced Fund and Tactical Allocation Fund, respectively, each on its respective equity assets, and 50% of the net advisory fee paid by Growth & Income Fund.

Kayne Anderson Rudnick Investment Management, LLC (“Kayne”)

Kayne, an affiliate of VIA, is the Subadviser to the Mid-Cap Core, Mid-Cap Growth, Quality Large-Cap Value, Quality Small-Cap, Small-Cap Sustainable Growth, Small-Cap Core and Strategic Growth Funds and is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. Kayne acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of March 31, 2012, Kayne had approximately $6.7 billion in assets under management.

The Subadvisory Agreement provides that VIA will delegate to Kayne the performance of certain of its investment management services under the Investment Advisory Agreement with the Mid-Cap Core, Mid-Cap Growth, Quality Large-Cap Value, Quality Small-Cap, Small-Cap Sustainable Growth, Small-Cap Core and Strategic Growth Funds. Kayne will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as Subadviser, VIA pays Kayne 50% of the net advisory fee.

Newfleet Asset Management, LLC (“Newfleet”)

Newfleet, an affiliate of VIA, manages the assets of the Balanced Fund (fixed income portion) and Tactical Allocation Fund (fixed income portion). Newfleet has been an investment adviser since 1989 and has offices at 909 Montgomery Street, San Francisco, CA 94133 and 100 Pearl Street, Hartford, CT 06103. Newfleet acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of March 31, 2012, Newfleet had approximately $8.6 billion in assets under management.

The Subadvisory Agreement provides that VIA will delegate to Newfleet the performance of certain of its investment management services under the Investment Advisory Agreement with respect to the fixed income assets of the Balanced Fund and Tactical Allocation Fund. Newfleet will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as Subadviser to the Balanced Fund (fixed income portion) and Tactical Allocation Fund (fixed income portion), VIA pays Newfleet at the rate of 50% of the net advisory fee applicable to the fixed income assets of the respective Fund.

Sasco Capital Inc. (“Sasco”)

Sasco is the Subadviser to the Mid-Cap Value Fund. Sasco’s principal offices are located at 10 Sasco Hill Road, Fairfield, CT 06824. Sasco has been an investment adviser since 1985, and as of March 31, 2012, had approximately $5.1 billion in assets under management.

The Subadvisory Agreement provides that VIA will delegate to Sasco the performance of certain of its investment management services under the Investment Advisory Agreement with the Mid-Cap Value Fund. Sasco will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as Subadviser, VIA pays Sasco at the rate of 47.5% of the net advisory fee.

Total subadvisory fees paid by VIA to the respective Subadvisers for managing the Funds for the fiscal years ended March 31, 2010, 2011 and 2012 were as follows:

Fund Name	2010	2011	2012
Balanced Fund	$664,106	$684,294	$1,168,624
Mid-Cap Core Fund	1,428	3,194	8,422
Mid-Cap Growth Fund	308,045	296,906	308,899
Mid-Cap Value Fund	1,353,954	1,334,136	1,288,636
Quality Large-Cap Value Fund	183,708	172,071	167,718
Quality Small-Cap Fund	366,222	734,806	976,221
Small-Cap Core Fund	185,271	428,016	641,305
Small-Cap Sustainable Growth Fund	33,470	212,947	382,365
Strategic Growth Fund	668,327	1,466,422	1,423,785
Tactical Allocation Fund	323,755	291,049	460,681

Each Subadvisory Agreement will continue in effect from year to year if specifically approved by the Trustees, including a majority of the independent Trustees.

Board of Trustees’ Consideration of Investment Advisory Agreement and Subadvisory Agreements

A discussion regarding the basis for the Trustees approving the investment advisory agreement and most of the Funds’ subadvisory agreements is available in the Funds’ annual report covering the period April 1, 2011 through March 31, 2012. Discussions regarding the basis for the Trustees approving the subadvisory agreements applicable to the Balanced Fund, Growth & Income Fund, Strategic Growth Fund and Tactical Allocation Fund is available in those Funds’ semi-annual reports covering the period April 1, 2011 through September 30, 2011.

Description of Proxy Voting Policy

The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the “Policy”) stating the Trust’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

The Policy stipulates that the Funds’ Adviser will vote proxies or delegate such responsibility to a Subadviser. The Adviser or applicable Subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust’s Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a “delegate”).

Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

•

Corporate Governance Matters—tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•	Social and Corporate Responsibility Issues—the Adviser or Subadvisers will generally vote against shareholder social and environmental issue proposals.

The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, Subadvisers, delegate, Distributor, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Trustees or the President of the Trust.

The Policy further imposes certain record keeping and reporting requirements on each Adviser/Subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available free of charge by calling, toll-free, (800) 243-1574, or on the SEC’s Web site at sec.gov.

PORTFOLIO MANAGERS

Compensation of Portfolio Managers of Euclid (Subadviser to Balanced Fund (equity portion), Growth & Income Fund and Tactical Allocation Fund (equity portion)), Kayne (Subadviser to Mid-Cap Core Fund, Mid-Cap Growth Fund, Quality Large-Cap Value Fund, Quality Small-Cap Fund, Small-Cap Sustainable Growth Fund, Small-Cap Core Fund and Strategic Growth Fund), and Newfleet (Subadviser to Balanced Fund (fixed income portion) and Tactical Allocation Fund (fixed income portion)).

Virtus and its affiliated investment management firms (in this section, collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board approval.

Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance compared with specific peer group or index measures. (Current benchmarks and/or peer groups are indicated in the table below.) Performance of the funds managed is generally measured over one-, three- and five-year periods and an individual manager’s participation is based on performance of each fund/account managed.

Fund(s)	Benchmark(s) and/or Peer Groups
Balanced Fund (fixed income portion)	Barclays Capital U.S. Aggregate Bond Index
Balanced Fund (equity portion)	Lipper Large Cap Core Funds
Growth & Income Fund	Lipper Large Cap Core Funds
Mid-Cap Core Fund	Russell Mid-Cap Index
Quality Large-Cap Value	Russell 1000® Value Index
Quality Small-Cap Fund	Russell 2000® Value Index
Small-Cap Core Fund	Russell 2000® Index
Small-Cap Sustainable Growth Fund	Russell 2000® Growth Index
Strategic Growth Fund	Russell 1000® Growth Index
Tactical Allocation Fund (fixed income portion)	Barclays Capital U.S. Aggregate Bond Index
Tactical Allocation Fund (equity portion)	Lipper Large Cap Core Funds

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, including 401(k), health and other employee benefit plans.

Compensation of Portfolio Managers of Sasco (Subadviser to Mid-Cap Value Fund)

Sasco is independently owned by its employees. All key investment professionals’ compensation is directly tied to the profitability of the firm since each has direct stock ownership, or an ownership profit interest in the firm. Each receives a fixed base salary plus bonus, or profit distribution, based on individual contribution and profitability of the firm. Bonuses can exceed 100% of base salary. Profits, after all expenses, are distributed and not retained in the business. Sasco has an employee Target Benefit Plan for all of its employees, including its portfolio managers. The Plan is administered by an independent actuarial firm. All compensation is pre-tax. There is no difference between the method used to determine compensation with respect to management of the Mid-Cap Value Fund and the other accounts managed by the portfolio managers.

Other Accounts Managed by Portfolio Managers of the Funds and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of a Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds’ shareholders. The Adviser and Subadviser are required to certify their compliance with these procedures to the Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds’ most recent fiscal year. Additionally, material conflicts of interest generally are minimal since portfolio managers generally manage Funds and other accounts having similar investment strategies.

The following table provides information as of March 31, 2012, regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the Funds as named in the Prospectus. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Portfolio Manager		Registered Investment Companies	Other Pooled Investment Vehicles (PIVs)	Other Accounts
David L. Albrycht	Number of Accounts Managed: Assets in Accounts Managed:	9 $6.7 billion	0 0	0 0
Todd Beiley(1)	Number of Accounts Managed: Assets in Accounts Managed:	3 $401 million	0 0	287 $981 million
Robert L. Bishop	Number of Accounts Managed: Assets in Accounts Managed:	3 $481 million	0 0	25 $307 million
Bruce Bottomley(1)	Number of Accounts Managed: Assets in Accounts Managed:	1 $387 million	0 0	31 $4.72 billion
Jon Christensen	Number of Accounts Managed: Assets in Accounts Managed:	4 $404 million	0 0	278 $1.02 billion
David Dickerson	Number of Accounts Managed: Assets in Accounts Managed:	8 $1.8 billion	0 0	0 0
Doug Foreman	Number of Accounts Managed: Assets in Accounts Managed:	2 $626 million	0 0	60 $192 million
Mark Helderman(1)	Number of Accounts Managed: Assets in Accounts Managed:	1 $387 million	0 0	31 $4.72 billion
Julie Kutasov(1)	Number of Accounts Managed: Assets in Accounts Managed:	3 $506 million	0 0	287 $1.3 billion
Daniel Leary(1)	Number of Accounts Managed: Assets in Accounts Managed:	1 $387 million	0 0	31 $4.72 billion
Carlton Neel	Number of Accounts Managed: Assets in Accounts Managed:	8 $1.8 billion	0 0	0 0
Kaushik Saha	Number of Accounts Managed: Assets in Accounts Managed:	3 $0.481 million	0 0	0 0
Robert Schwarzkopf(1)	Number of Accounts Managed: Assets in Accounts Managed:	5 $866 million	0 0	533 $2.26 billion
Richard Sherry(1)	Number of Accounts Managed: Assets in Accounts Managed:	1 $46 million	0 0	252 $458 million

Portfolio Manager		Registered Investment Companies	Other Pooled Investment Vehicles (PIVs)	Other Accounts
Craig Stone(1)	Number of Accounts Managed: Assets in Accounts Managed:	4 $508 million	0 0	316 $1.35 billion
Gregory Toppe	Number of Accounts Managed: Assets in Accounts Managed:	2 $626 million	0 0	60 $162 million

Note:	Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.
(1)	These investment professionals function as a team and are not segregated along product lines or by client type. The portfolio managers work on all core equity products and the data shown for these managers reflects firm-level numbers of accounts and assets under management segregated by investment vehicle type.

Except as noted, the portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

Ownership of Fund Securities by Portfolio Managers

The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) that he or she manages as of March 31, 2012:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Each Fund Managed
David L. Albrycht	Tactical Allocation Fund – None
Todd Beiley	Small-Cap Core Fund – None Small-Cap Sustainable Growth Fund – None
Robert L. Bishop	Balanced Fund – None
Bruce Bottomley	Mid-Cap Value Fund – $100,001-$500,000
Jon Chritstensen	Mid-Cap Core Fund – None Small-Cap Core Fund – None Small-Cap Sustainable Growth Fund – None
David Dickerson	Balanced Fund – None Growth & Income Fund – $100,001-$500,000 Tactical Allocation Fund – $10,001-$50,000
Doug Foreman	Mid-Cap Growth Fund – None Strategic Growth Fund – None
Mark Helderman	Mid-Cap Value Fund – $100,001-$500,000
Julie Kutasov	Quality Small-Cap Fund – None
Daniel Leary	Mid-Cap Value Fund – Over $1,000,000
Carlton Neel	Balanced Fund – $10,001-$50,000 Growth & Income Fund – $100,001-$500,000 Tactical Allocation Fund – $50,001-$100,000
Kaushik Saha	Balanced Fund – None
Robert Schwarzkopf	Quality Small-Cap Fund – $50,001-$100,000 Small-Cap Core Fund – $10,001-$50,000 Small-Cap Sustainable Growth Fund – $50,001-$100,000
Richard Sherry	Quality Large-Cap Value Fund – $10,001-$50,000
Craig Stone	Mid-Cap Core Fund – $10,001-$50,000 Quality Small-Cap Fund – $50,001-$100,000 Small-Cap Core Fund – $10,001-$50,000
Gregory Toppe	Mid-Cap Growth Fund – None Strategic Growth Fund – None

NET ASSET VALUE

The NAV per share of each class of each Fund is determined as of the close of regular trading (normally 4:00 p.m. eastern time) of the New York Stock Exchange (the “NYSE”) on days when the NYSE is open for trading. The Funds will not calculate their NAVs per share class on days the NYSE is closed for trading. The NYSE will be closed on the following observed national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or NYSE holidays, the value of the Funds’ foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The NAV per share of each Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing the result by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class’s distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the NAV per share.

A security that is listed or traded on more than one exchange generally is valued at the official closing price on the exchange representing the principal exchange for such security. Because of the need to obtain prices as of the close of regular trading on various exchanges throughout the world, the calculation of NAV may not take place for the Funds which may invest in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Funds. The foreign currency exchange rate used to price the currency in which foreign securities are denominated is generally the 4pm Eastern Time spot rate. If at any time the Funds have investments where market quotations are not readily available or are determined not to be reliable indicators of the value of the securities priced, such investments are valued at the fair value thereof as determined in good faith in accordance with policies and procedures approved by the Board of Trustees.

HOW TO BUY SHARES

For Class A Shares, and Class C Shares, the minimum initial investment is $2,500 and the minimum subsequent investment is $100. For Class I Shares, the minimum initial investment is $100,000 and there is no subsequent minimum investment. However, both the initial and subsequent minimum investment amounts are $100 for investments pursuant to the “Systematic Purchase” plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (“IRA”). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. For purchases of Class I Shares by private clients of the Adviser, Subadviser and their affiliates, or through certain programs and defined contribution plans with which the Distributor has an arrangement, the minimum initial investment is waived. Completed applications for the purchase of shares should be mailed to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.

The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Funds’ NAV next computed after they are received in good order by an authorized broker or the broker’s authorized designee.

ALTERNATIVE PURCHASE ARRANGEMENTS

Shares may be purchased from investment dealers at a price equal to their NAV per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the “initial sales charge alternative”) or (ii) on a contingent deferred basis (the “deferred sales charge alternative”). Certain Funds also offer Class I Shares that may be purchased by certain investors at a price equal to their NAV per share. Orders received in good order by dealers prior to the close of regular trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the authorized broker or the broker’s authorized designee.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and service fees and CDSC on Class C Shares would be less than the initial sales charge and accumulated distribution and service fees on Class A Shares purchased at the same time.

Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See “Dividends, Distributions and Taxes” section of this SAI.)

Class A Shares

Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1.00% CDSC may apply on certain redemptions made within 18 months following purchases on which a finder’s fee has been paid. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to an ongoing distribution and services fee at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. Shareholders of the Mid-Cap Value Fund who became shareholders through the reorganization of the FMI Sasco Contrarian Value Fund (the “Predecessor Value Fund”) received Class A Shares of the Mid-Cap Value Fund in exchange for their shares of the Predecessor Value Fund and are not required to pay a sales load for new purchases of Class A Shares of the Mid-Cap Value Fund.

Class B Shares

NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds as permitted by the existing exchange privileges (as set forth in the Funds’ prospectuses).

Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the “Class A Shares, Class B Shares and Class C Shares—Waiver of Deferred Sales Charges” section of this SAI.)

Class B Shares are subject to ongoing distribution and service fees at an annual rate of up to 1.00% of the Fund’s aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative NAV of the two classes without the imposition of any sales load, fee or other charge.

For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder’s account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder’s account (other than those in the subaccount) convert to Class A Shares, a pro rata portion of the Class B Shares in the subaccount will also convert to Class A Shares.

Class C Shares

Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the applicable Fund’s aggregate average daily net assets attributable to Class C Shares. The higher ongoing distribution and services fee paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class C Shares do not convert to another class of shares, and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fee in other classes.

Class I Shares

Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Distributor to offer Class I shares through a no-load network, platform or defined contribution plan. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations, and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the Adviser, the Subadvisers or their affiliates.

Class A Shares—Reduced Initial Sales Charges

Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder’s fee has been paid may incur a 1.00% CDSC if they redeem their shares within 18 months of purchase. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.

Qualified Purchasers.  If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Virtus Mutual Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the applicable Fund’s Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Virtus Mutual Fund; (4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser, a Subadviser or the Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from the Distributor and/or their corporate affiliates or from Phoenix Life Insurance Company and its corporate affiliates (“PNX”), as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or Virtus qualified plan; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (14) any deferred compensation plan established for the benefit of any Virtus Mutual Fund, or Virtus trustee or director; provided that sales to persons listed in (1) through (14) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (15) former Class N Shareholders who received Class A Shares as a result of the conversion of Class N Shares to Class A Shares; (16) individuals purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Code), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the “Plan”) if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

Combination Purchase Privilege.  Your purchase of any class of shares of these Funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made at the same time by the same “person,” will be added together with any existing Virtus Mutual Fund account values, to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or certain Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

A “Virtus Mutual Fund” means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Virtus Mutual Funds.

Letter of Intent.  If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn’t know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class B Shares or Class C Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

Right of Accumulation.  The value of your account(s) in any class of shares of these Funds or any other Virtus Mutual Fund (other than any Virtus money market fund), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Associations.  Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Class A, Class B and Class C Shares—Waiver of Deferred Sales Charges

The CDSC is waived on the redemption (sale) of Class A Shares, Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse, (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; or (iv) of the “grantor” on a trust account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under certain retirement plans qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class A Shares and Class C Shares of these or any other Virtus Mutual Fund; (f) based on any direct rollover transfer of shares from an established Virtus Mutual Fund qualified plan into a Virtus Mutual Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

INVESTOR ACCOUNT SERVICES AND POLICIES

The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please contact your broker-dealer for account restriction and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

Exchanges

Under certain circumstances, shares of any Virtus Mutual Fund (except any of the Virtus money market funds) may be exchanged for shares of the same class of another Virtus Mutual Fund on the basis of the relative NAVs per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege described below. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Virtus Mutual Fund, if currently offered. Exchanges will be based upon each Fund’s NAV per share next computed following receipt of a properly executed exchange request without sales charge. On exchanges into Class A Shares of a money market fund from Class A Shares of a non-money market fund made within 18 months of a finder’s fee being paid on such non-money market fund shares, a 1.00% CDSC may be assessed on exchange proceeds. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See also “Dividends, Distributions and Taxes” section of this SAI.) Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.

In certain circumstances, a Fund or the Distributor may enter into an agreement with a financial intermediary to permit exchanges from one class of a Fund into another class of the same Fund, subject to certain conditions. Such exchanges will only be permitted if, among other things, the financial intermediary agrees to follow procedures established by the Fund or Distributor, which generally will require that the exchanges be carried out (i) within accounts maintained and controlled by the intermediary, (ii) on behalf of all or a particular segment of beneficial owners holding shares of the affected Fund within those accounts, and (iii) all at once or within a given time period, or as agreed upon in writing by the Fund or the Distributor and the financial intermediary. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the Fund. Under the Code, generally if a shareholder exchanges shares from one class of a Fund into another class of the same Fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary and the shareholder’s tax advisor regarding the treatment of any specific exchange carried out under the terms of this paragraph.

Systematic Exchanges

If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Virtus Mutual Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax-qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Virtus Mutual Fund. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund’s NAV per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from VP Distributors.

Dividend Reinvestment Across Accounts

If you maintain an account balance of at least $5,000, or $2,000 for tax-qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account holding one of the other Virtus Mutual Funds at NAV. You should obtain a current prospectus and consider the objectives and policies of each Virtus Mutual Fund carefully before directing dividends and distributions to another Virtus Mutual Fund. Reinvestment election forms and prospectuses are available from VP Distributors. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by VP Distributors in good order at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

Invest-by-Phone

This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, VP Distributors will initiate the transaction by wiring a request for monies to the Shareholder’s commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder’s bank, which must be an ACH member, will in turn forward the monies to VP Distributors for credit to the shareholder’s account. ACH is a computer-based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon VP Distributors’ acceptance of the authorization form (usually within two weeks) shareholders may call toll free (800) 367-5877 prior to 3:00 p.m. (Eastern time) to place a purchase request. Instructions as to the account number and amount to be invested must be communicated to VP Distributors. VP Distributors will then contact the shareholder’s bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder’s account the day following receipt of the verbal instructions. This service may also be used to request redemption of shares of a Virtus money market fund, the proceeds of which are transferred to the shareholder’s bank the second day following receipt of the verbal request. The Trust may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Funds have assured themselves that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Funds and VP Distributors reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

Systematic Withdrawal Program

The Systematic Withdrawal Program (the “Program”) allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by VP Distributors, as agent for the shareowner, on or about the 15th of the month at the closing NAV on the date of redemption. The Program also provides for redemption with proceeds to be directed through ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current NAV per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

Through the Program, Class B shareholders and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investment each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

HOW TO REDEEM SHARES

Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefore postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any. (See the Funds’ current Prospectuses for more information.)

The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Fund’s NAV next computed after they are received in good order by an authorized broker or the broker’s authorized designee.

A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

Redemption of Small Accounts

Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds’ current Prospectuses for more information.)

Redemptions by Mail

Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. (See the Funds’ current Prospectuses for more information.)

Redemptions by Telephone

Generally, shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds’ current Prospectuses for more information.) Corporations that have completed a Corporate Authorized Trader form may redeem more than $50,000 worth of shares in most instances.

Redemptions in Kind

To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the NAV of the Funds at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would generally represent the shareholder’s proportionate share of the Fund’s current net assets and be valued at the same value assigned to them in computing the NAV per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

Returned/Uncashed Checks Policy

For the protection of Fund shareholders, if you have elected to receive dividends and other distributions in cash, and the distribution check is returned to the Fund as undeliverable or you do not respond to mailings from Virtus with regard to uncashed distribution checks, we may take any of the following actions:

•	The distribution option on your account(s) will be changed to reinvest and all subsequent payments will be reinvested in additional shares of the Fund

•	Any systematic withdrawal plan will be stopped immediately

•	If a check is not presented for payment within six months, the Fund reserves the right to reinvest the check proceeds

•	If reinvested, distributions will be reinvested in the Fund at the earliest date practicable after the waiting period at the then-current NAV of such Fund

•	No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks

This policy may not apply to certain retirement or qualified accounts; closed accounts or accounts under the Fund’s required minimum threshold.

Reinvestment of future distributions will continue until you notify us of your election to reinstate cash payment of the dividends and other distributions. You will also be required to confirm your current address and daytime telephone number.

Account Reinstatement Privilege

Shareholders who may have overlooked features of their investment at the time they redeemed have the privilege of reinvesting their investment at NAV. (See the Funds’ current Prospectus for more information and conditions attached to this privilege).

DIVIDENDS, DISTRIBUTIONS AND TAXES

Qualification as a Regulated Investment Company

Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate corporation for United States federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. In each taxable year that a Fund qualifies as a RIC and distributes to its shareholders as dividends (not including “capital gains dividends,” discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications, it (but not its shareholders) will be relieved of United States federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently at a maximum rate of 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently at a maximum rate of 35%) on any undistributed long-term capital gains.

Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98.2% of its capital gain net income as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis if the Fund’s fiscal year ends on November 30 or December 31, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If a Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a Fund to pay the excise tax.

Each Fund must satisfy the following tests each year in order to qualify as a RIC: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other investment income; and (b) meet specified diversification requirements at the end of each quarter of each taxable year. Each Fund intends to satisfy these requirements. With respect to the diversification requirement, each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, United States government securities and securities of other RICs, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than United States government securities or the securities of other RICs). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If in any taxable year a Fund does not qualify as a RIC or fails to distribute at least 90% of the Fund’s investment company taxable income, all of its taxable income will be taxed at corporate rates, the Fund would not be entitled to deduct distributions to shareholders, and any capital gain dividend would not retain its character in the hands of the shareholder for tax purposes. The Code provides relief for certain de minimis failures to meet the asset or income tests or for certain failures due to reasonable cause. These relief provisions may prevent a Fund from being disqualified as a RIC and/or reduce the amount of tax on the Fund’s income as a result of the failure to meet certain tests.

Taxation of Distributions to Shareholders

Pursuant to the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income (“QDI”) and long-term capital gains are taxed at a lower tax rate (maximum 15%) for individual shareholders. The reduced rate for QDI applies to dividends from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period applicable to both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI. This lower rate is only effective for tax years ending before January 1, 2013. Beginning with 2013, the tax rate will change absent additional legislative action. In addition, beginning with 2013, an additional 3.8% tax will apply to the lesser of (i) an individual’s net investment income or (ii) the excess of modified adjusted gross income over $200,000 (in the case of single filers) or $250,000 (in the case of a joint return).

Distributions made by a Fund from ordinary investment income and net short-term capital gains will be taxed to such Fund’s shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by a Fund that are reported by the Fund as capital gain dividends in written statements furnished to its shareholders (e.g., Form 1099) will be taxed to the shareholders as long-term capital gain, and will not be eligible for the corporate dividends-received deduction.

Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund in January of such following year). Also, shareholders will be taxable on amounts reported by a Fund in written statements to shareholders as capital gain dividends, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own United States federal income tax liability for taxes paid by each Fund on such undistributed capital gains, if any.

Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund’s distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the NAV of shares below a shareholder’s cost and thus represent a return of a shareholder’s investment in an economic sense.

A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

Each Fund intends to accrue dividend income for United States federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

Shareholders should consult their own tax advisor about their tax situation.

Income and capital gain distributions are determined in accordance with rules set forth in the Code and the Treasury Regulations promulgated thereunder (the “Regulations”) that may differ from United States Generally Accepted Accounting Principles.

Taxation of Debt Securities

Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, a Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund’s ability to distribute adequate income to qualify as a RIC.

Taxation of Derivatives and Foreign Currency Transactions

Many futures contracts and foreign currency contracts entered into by a Fund and all listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position is treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund’s taxable year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for United States federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund’s portfolio.

Equity options written by a Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If such an option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If such an option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund’s risk of loss with respect to such stock could be treated as a “straddle” that is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any “qualified covered call options” on stock options written by a Fund.

Positions of a Fund which consist of at least one debt security not governed by Section 1256 of the Code and at least one futures or currency contract or listed non-equity option governed by Section 1256 of the Code which substantially diminishes the Fund’s risk of loss with respect to such debt security are treated as a “mixed straddle.” Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them that reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for United States federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary income or loss. Generally, these gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund’s income or deferring its losses.

The IRS has not provided guidance on the tax consequences of certain investments and other activities that the Funds may make or undertake. While the Funds will endeavor to treat the tax items arising from these transactions in a manner believed to be appropriate, guarantees cannot be given that the IRS or a court will concur with the Funds’ treatment and that adverse tax consequences will not ensue.

Taxation of Foreign Investments

If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to special United States federal income taxation rules applicable to any “excess distribution” with respect to such stock or gain from the disposition of such stock treated as an “excess distribution.” The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark-to-market (i.e., treat as if sold at their closing market price on same day) its investments in certain passive foreign investment companies and avoid any tax and/or interest charge on excess distributions.

The Funds may be subject to tax on dividend or interest income received from securities of non-United States issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that entitle a Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. Each Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of a Fund’s total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. If a Fund does elect to “pass through,” each shareholder will receive a written statement from the Fund identifying the amount of such shareholder’s pro rata share of (i) the foreign taxes paid and (ii) the Fund’s gross income from foreign sources. In addition, if at least 50% of the value of a Fund’s assets at the close of each quarter of the tax year is represented by interests in other RICs, then such Fund may “pass through” foreign income taxes paid without regard to whether more than 50% of the Fund’s total assets at the close of the tax year consisted of stock and securities issued by foreign corporations. If a Fund passes through foreign taxes, each shareholder will be required to include the amount of such shareholder’s pro rata share of such taxes in gross income (in addition to dividends actually received), and the shareholder will be entitled to deduct such foreign taxes (if the shareholder itemizes deductions) in computing taxable income or claim a credit against U.S. federal income tax liability, subject to limitations.

Sale or Exchange of Fund Shares

Gain or loss will be recognized by a shareholder upon the sale of his or her shares in a Fund or upon an exchange of his or her shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized from the sale. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

Redemptions, including exchanges, of shares may give rise to recognized gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under “wash sale” rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder’s sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend distributed with respect to such shares. The “wash sale” restrictions also apply to an investor who holds a security both within a tax-deferred account and in a taxable account; sales and repurchases between two accounts will be considered as wash sales.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

For shares of a Fund acquired on or after January 1, 2012, each shareholder’s Form 1099 will report the cost basis of any such shares that were redeemed, sold, or exchanged during the year, and the form will report whether the gain or loss is treated as short-term or long-term. This information will be reported to the IRS. Each shareholder should inform the Fund of such shareholder’s cost selection for tax reporting purposes at the time of the sale or exchange of Fund shares or provide in advance a standing cost basis method for the shareholder’s account. If a shareholder does not provide cost basis instructions, the Fund’s default method will be used.

Tax Information

Written notices will be sent by United States mail to shareholders regarding tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount of capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

Important Notice Regarding Taxpayer IRS Certification and Backup Withholding (“backup withholding”)

Pursuant to IRS Regulations, the Funds may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the specified rate in effect when such payments are made, for an account which does not have a taxpayer identification number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with the information that is required by the IRS for preparing income tax returns. The Fund will also provide this same information to the IRS in the manner required by the IRS. Depending on your state of residence, the information may also be filed with your state taxing authority.

Some shareholders may be subject to withholding of United States federal income tax on dividends and redemption payments from the Funds (“backup withholding”) at the specified rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund’s knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, a shareholder must, at the time an account is opened, certify under penalties of perjury that the social security number or taxpayer identification number (“TIN”) furnished is correct and that he or she is not subject to backup withholding. From time to time, the shareholder may also be requested to provide certification of the validity of the TIN.

Foreign Shareholders

Dividends paid by any of the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a “foreign shareholder”) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under an applicable tax treaty. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

Other Tax Consequences

In addition to the certain United States federal income tax consequences described above, there may be other foreign, United States federal, state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices in effect as of December 2011, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS or any other tax authority with respect to any of the tax matters discussed above.

From time to time, proposals are introduced before the United States Congress that if enacted would affect the foregoing discussion with respect to taxes and could also affect the availability of certain investments to a Fund.

The information included in the Prospectus with respect to taxes, including this section entitled “Dividends Distributions and Taxes”, is a general and abbreviated summary of applicable provisions of the Code and Regulations now in effect as currently interpreted by the courts and the IRS as of December 2011 and is not intended as tax advice to any person. The Code and Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their own tax advisors with specific reference to their own tax situation, including the potential application of United States federal, state, local and foreign tax laws.

Except as expressly set forth above, the foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, i.e., United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a United States withholding tax at a rate of 30% (or at a lower rate under an applicable tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from United States sources under the Code. The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as dealers in securities or currencies, traders in securities, banks, tax-exempt entities, life insurance companies, persons holding an interest in a Fund as a hedge or as part of a straddle or conversion transaction, or holders whose functional currency is not the United States dollar.

TAX SHELTERED RETIREMENT PLANS

Shares of the Funds are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE, IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and certain 403(b) Retirement Plans. Write or call VP Distributors (800) 243-4361 for further information about the plans.

Merrill Lynch Daily K Plan

Class A Shares of a Fund are made available to the participants of certain qualified plans (each, a “Plan”) at NAV without an initial sales charge if:

(i)    the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. (MLAM) that are made available pursuant to a Service Agreement between Merrill Lynch and the fund’s principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the “Applicable Investments”);

(ii)    the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii)    the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

THE DISTRIBUTOR

VP Distributors, a registered broker-dealer, which is a wholly-owned indirect subsidiary of Virtus and an affiliate of the Adviser and certain Subadvisers, serves as Distributor of the Funds. As such, the Distributor conducts a continuous offering pursuant to a “best efforts” arrangement requiring it to take and pay for only such securities as may be sold to the public. Shares of the Funds may be purchased through investment dealers who have sales agreements with the Distributor. The principal office of VP Distributors is located at 100 Pearl Street, Hartford, CT 06103.

For its services under the Underwriting Agreement, VP Distributors receives sales charges on transactions in Fund shares and retains such charges, less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, VP Distributors may receive payments from the Fund pursuant to the Distribution Plans described below. During the fiscal years ended 2010, 2011 and 2012, purchasers of shares of the Funds paid aggregate sales charges of $611,964, $624,028 and $847,790, respectively, of which the Distributor received net commissions of $142,576, $130,545 and $203,874, respectively, for its services, the balance being paid to dealers. For the fiscal year ended March 31, 2012, the Distributor received net commissions of $128,176 and deferred sales charges of $336 for Class A Shares and deferred sales charges of $60,684 for Class B Shares and $14,678 for Class C Shares.

The Underwriting Agreement may be terminated at any time by 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Funds, or by vote of a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its “assignment,” as defined in Section 2(a)(4) of the 1940 Act.

Dealer Concessions

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price

Less than $50,000	5.75%	6.10%	5.00%

$50,000 but under $100,000	4.75	4.99	4.25

$100,000 but under $250,000	3.75	3.90	3.25

$250,000 but under $500,000	2.75	2.83	2.25

$500,000 but under $1,000,000	2.00	2.04	1.75

$1,000,000 or more	None	None	None

With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants’ purchases. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of Fund shares by a dealer; the provision of assistance in marketing of Fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources.

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. Additionally, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A 1.00% CDSC may be imposed on certain redemptions of such investments within 18 months of purchase. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the Trust’s Distribution Plan, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time-to-time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

Administrative Services

VP Distributors also acts as administrative agent (“Administrator”) of the Trust. For its services as Administrator, VP Distributors receives an administration fee based upon the average net assets across all non-money market funds within the Virtus Mutual Funds at the following annual rates:

First $15 billion	0.10%
Next $15 billion	0.095%
Next $20 billion	0.090%
Greater than $50 billion	0.085%

For the money market funds, the fee is 0.015% of the average net assets across all Virtus money market funds within the Virtus Mutual Funds.

From April 14, 2010 through December 31, 2010, VP Distributors was paid at the annual rate of 0.10% for all non-money market funds. Prior to April 14, 2010, VP Distributors was paid at the following incremental annual rates for all non-money market funds of Virtus Mutual Funds:

First 5 billion	0.09%
$5 billion to $15 billion	0.08%
Greater than $15 billion	0.07%

Through December 31, 2010, for the money market funds, the fee was 0.035% of the average net assets across all Virtus money market funds within the Virtus Mutual Funds.

BNY Mellon acts as sub-administrative and accounting agent of the Trust. For its services in this capacity, BNY Mellon receives a fee based on the average net assets across all non-money market funds within the Virtus Mutual Funds at the following incremental rates:

First $15 billion	0.0358%
Over $15 billion	0.025%

For the money market funds, the fee is 0.02% of the average net assets across all Virtus money market funds within the Virtus Mutual Funds.

For purposes of applying the fee breakpoints, the Virtus Mutual Funds average net assets may be aggregated with other funds for which VP Distributors acts as administrator.

For its services to the Trust for the fiscal years ended March 31, 2010, 2011 and 2012, VP Distributors received fees totaling $1,760,187, $2,412,939 and $2,330,796, respectively.

DISTRIBUTION PLANS

The Trust has adopted a distribution plan for each class of shares, with the exception of Class I (i.e., a plan for the Class A Shares, a plan for the Class B Shares and a plan for the Class C Shares) (collectively, the “12b-1 Plans”), in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each applicable class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rates of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.

Under each 12b-1 Plan, the Distributor will pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. Under the 12b-1 Plans, the amounts paid may be used for distribution-related activities. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the 12b-1 Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual NAV of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

For the fiscal year ended March 31, 2012, the Funds paid Rule 12b-1 Fees in the amount of $6,391,974 of which the Distributor received $1,251,798 and unaffiliated broker-dealers received $5,140,176. The Rule 12b-1 payments were used for (1) compensation to dealers, $5,589,932; (2) compensation to sales personnel, $4,992,688; (3) advertising, $483,308; (4) printing and mailing of prospectuses to other than current shareholders, $94,616; and (6) other, $79,841.

On a quarterly basis, the Board of Trustees reviews a report on expenditures under the 12b-1 Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether such Plans will be continued. By their terms, continuation of the 12b-1 Plans from year to year is contingent on annual approval by a majority of the Trustees and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the 12b-1 Plans or any related agreements (the “Plan Trustees”). The 12b-1 Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the 12b-1 Plans without approval of the shareholders of the Funds and that other material amendments to the 12b-1 Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The 12b-1 Plans further provide that while they are in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” The 12b-1 Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the Funds. The Trustees have concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Funds and all classes of shareholders.

No interested person of the Funds and no Trustee who is not an interested person of the Funds, as that term is defined in the 1940 Act, has had any direct or indirect financial interest in the operation of the Plans.

The Trustees have also adopted a Plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance of shares in multiple classes.

The Financial Industry Regulatory Authority (“FINRA”) regards certain distribution fees as asset-based sales charges subject to FINRA sales load limits. FINRA’s maximum sales charge rule may require the Board of Trustees to suspend distribution fees or amend the Plans.

MANAGEMENT OF THE TRUST

The Trust is an open-end management investment company known as a mutual fund. The Board of Trustees of the Trust is responsible for the overall supervision of the Trust and performs the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

Trustees and Officers

The Board of Trustees is responsible for the overall supervision of the Funds, including establishing the Funds’ policies, general supervision and review of their investment activities. The officers, who administer the Funds’ daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, each Trustee of the Trust also serves as a Trustee of other Virtus Mutual Funds and the address of each individual is 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Leroy Keith, Jr. YOB: 1939	Served since 1993.	44	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business).	Director/Trustee (since 2010), Wells Fargo Advantage Funds (149 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company); and Trustee (since 1980), Virtus Mutual Fund Complex.

Philip McLoughlin Chairman YOB: 1946	Served since 1993.	58	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (2009 to 2010) (investment management).	Director (since 1991) and Chairman (since 2010), World Trust Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund (closed-end funds); Trustee (since 1989), Virtus Mutual Fund Complex; Director (since 1996), DTF Tax-Free Income Fund, Inc.; Director (since 1996), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011), Duff & Phelps Global Utility Income Fund Inc.; and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Geraldine M. McNamara YOB: 1951	Served since 2001.	48	Retired.	Director (since 2003), DTF Tax-Free Income Fund, Inc.; Director (since 2003), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011) Duff & Phelps Global Utility Income Fund Inc.; and Trustee (since 2001), Virtus Mutual Fund Complex.

James M. Oates YOB: 1946	Served since 1993.	44	Managing Director (since 1994), Wydown Group (consulting firm).	Chairman and Trustee (since 2005), John Hancock Variable Insurance Trust and John Hancock Funds II (collectively, 210 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); and Trustee (since 1987), Virtus Mutual Fund Complex.

Richard E. Segerson YOB: 1946	Served since 1983.	44	Managing Director (since 1998), Northway Management Company.	Trustee (since 1993), Virtus Mutual Fund Complex.

Ferdinand L.J. Verdonck YOB: 1942	Served since 2004.	44	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies.	Trustee (since 2002), Virtus Mutual Fund Complex.

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Positions with Trust and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships During Past 5 Years

George R. Aylward* Trustee and President YOB: 1964	Served since 2006.	47	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005).	Chairman, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.; Trustee and President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund (closed-end funds); and Trustee (since 2006), Virtus Mutual Fund Complex.

*	Mr. Aylward is an “interested person” as defined in the Investment Company Act of 1940, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

W. Patrick Bradley YOB: 1972	Vice President, since 2011; Chief Financial Officer and Treasurer, since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.

Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary, since 2005.	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust; Vice President, Chief Legal Officer, Counsel and Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Vice President (since 2012), Secretary and Chief Legal Officer (since 2005), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.

Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer, since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

Francis G. Waltman YOB: 1962	Senior Vice President, since 2008.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2010), Virtus Variable Insurance Trust; Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund.

Qualifications and Experience of the Board

In addition to the information set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

George R. Aylward

In addition to his positions with the Trust, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, certain Subadvisers and the Distributor to the Trust, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director of two closed-end funds managed by an affiliate of the Adviser and two closed-end funds managed by the Adviser.

Leroy Keith, Jr.

Dr. Keith has served in various roles in business and education, and has over 24 years of experience serving as a trustee to various mutual fund families. He holds both a masters degree and a doctorate in education and business administration. Dr. Keith has also served as an executive in commodities businesses for a number of years, and he has broad experience with respect to corporate governance and organizational leadership.

Philip R. McLoughlin

Mr. McLoughlin has extensive knowledge regarding asset management and the financial services industry, having served for a number of years in various executive and director positions of the company that is now Virtus and its affiliates, culminating in his role as chairman and chief executive officer. He also served as legal counsel and chief compliance officer to the investment companies associated with those companies at the time, giving him an understanding of the legal and compliance issues applicable to mutual funds. Mr. McLoughlin also has worked with U.S. and foreign companies in the insurance and reinsurance industry. He is also a Director of four closed-end funds managed by an affiliate of the Adviser and two closed-end funds managed by the Adviser.

Geraldine M. McNamara

Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara’s decades of advising individuals on their personal financial management have given her an enhanced understanding of the goals and expectations that individual investors bring to the Funds, ensuring that this important perspective is regularly included in the deliberations of the Board. Ms. McNamara is also a Director of four closed-end funds managed by an affiliate of the Adviser.

James M. Oates

Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and has served for a number of years as the Chairman of the Board of a family of mutual funds unaffiliated with the Trust, with over $100 billion in assets.

Richard E. Segerson

Mr. Segerson has served in financial and other executive roles with various operating companies, including serving as the Chief Financial Officer, Controller and Chief Operating Officer of such entities. These roles have provided him with an understanding of financial and operational issues, as has his experience as a public accountant. Mr. Segerson also has over 29 years of experience serving as a trustee to various mutual funds, and he holds an MBA. Mr. Segerson also has served for a number of years as the Managing Director of a family office, providing wealth management services to individuals. This experience enhances his understanding of the perspective of individual fund shareholders.

Ferdinand L.J. Verdonck

Mr. Verdonck brings to the Board a broad background in finance, investments, banking and international business. His experience includes serving as the chief financial officer of the U.S. subsidiary of an international company, and as a senior vice president of a major U.S. investment firm. He also holds degrees in both law and economics. Mr. Verdonck has served for more than 25 years on the boards and audit committees of various U.S. and foreign companies.

Leadership Structure of the Board

The Board is currently composed of seven trustees, including six trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each, an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established several standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board has appointed Mr. McLoughlin, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Trust’s service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc. (which was its parent company when Mr. McLoughlin retired), (b) the passage of time and (c) the manner in which Mr. McLoughlin conducts his trusteeship. As a result of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Trust’s operations within the context of his detailed understanding of the perspective of the Adviser and the Trust’s other service providers. As a result of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Trust’s operations within the context of his detailed understanding of the perspective of the Adviser and the Trust’s other service providers. The Board therefore considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Trust’s operations and meaningful representation of the shareholders’ interests.

The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the Chairman and President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Trust, provides the Board with the Adviser’s perspective in managing and sponsoring the Virtus Mutual Funds as well as the perspective of other service providers to the Trust. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Risk Oversight by the Board

As a registered investment company, the Trust is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Trust’s risk management structure by the Trust’s Adviser, Administrator, Distributor, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties.

The Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Trust’s service providers and officers. The Trust’s Adviser, Subadviser, Distributor, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.

The Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds and senior management of the Subadvisers meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks. To the extent that a Fund changes a primary investment strategy, the Board generally is consulted in advance with respect to such change.

The Board receives regular written reports from the Trust’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Funds’ portfolios, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Funds’ portfolios. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.

The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and the Adviser’s ultimate parent company, Virtus, and meets regularly with the Trust’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser and Virtus, provide the Board with reports on their examinations of functions and processes within the Adviser and the Subadvisers that affect the Funds. The Board also adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

In its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Adviser, the Subadviser and the Distributor relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.

The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Funds and the other funds in the Virtus Mutual Funds family, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board

The Board of Trustees has established several standing committees to oversee particular aspects of the Funds’ management.

The Audit Committee.  The Audit Committee is responsible for overseeing the Funds’ accounting and auditing policies and practices. The Audit Committee reviews the Funds’ financial reporting procedures, their system of internal control, the independent audit process, and the Funds’ procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are James M. Oates, Chairperson, Dr. Leroy Keith, Jr., Philip R. McLoughlin, Geraldine M. McNamara, Richard E. Segerson and Ferdinand L.J. Verdonck. The Committee met five times during the Trust’s last fiscal year.

The Executive Committee.  The function of the Executive Committee is to serve as a delegate of the full Board of Trustees, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are Philip R. McLoughlin, Chairperson, Dr. Leroy Keith, Jr., and James M. Oates. Each of the members is an Independent Trustee. The Committee met twice during the Trust’s last fiscal year.

The Governance and Nominating Committee.  The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are Dr. Leroy Keith, Jr., Chairperson, Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates, Richard E. Segerson and Ferdinand L.J. Verdonck. The Committee met four times during the Trust’s last fiscal year.

The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.

The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

Compensation

Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds, and receive no compensation from the Funds. The Trust does not have any retirement plan for its Trustees.

For the Trust’s fiscal year ended March 31, 2012, the Trustees received the following compensation:

Name of Trustee	Aggregate Compensation from Trust	Total Compensation From Trust and Fund Complex Paid to Trustees

Independent Trustees
Leroy Keith, Jr.	$19,778	$160,000 (44 funds)
Philip R. McLoughlin	$33,108	$464,500 (58 funds)
Geraldine M. McNamara	$19,152	$236,500 (48 funds)
James M. Oates	$20,405	$165,000 (44 funds)
Richard E. Segerson	$19,152	$155,000 (44 funds)
Ferdinand L.J. Verdonck	$19,152	$153,000 (44 funds)

Interested Trustee
George R. Aylward	None	None

Trustee Ownership of Securities

Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2011:

Name of Trustee	Dollar Range of Equity Securities in a Fund of the Trust	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies

Independent Trustees
Leroy Keith, Jr.	None	$10,001-$50,000
Philip R. McLoughlin	Mid-Cap Value Fund – $50,001-$100,000 Small-Cap Core Fund – $10,001-$50,000	Over $100,000
Geraldine M. McNamara	Mid-Cap Value Fund – $10,001-$50,000	Over $100,000
James M. Oates	Mid-Cap Value Fund – $10,001-$50,000 Quality Small-Cap Fund – $10,001-$50,000 Small-Cap Sustainable Growth Fund – $10,001-$50,000 Strategic Growth Fund – $10,001-$50,000	Over $100,000
Richard E. Segerson	None	Over $100,000
Ferdinand L.J. Verdonck	Mid-Cap Value Fund – $10,001-$50,000 Small-Cap Core Fund – $10,001-$50,000	Over $100,000

Interested Trustee
George R. Aylward*	Balanced Fund – $1-$10,000 Growth & Income Fund – $10,001-$50,000 Mid-Cap Value Fund – $10,001-$50,000 Quality Large-Cap Value Fund – $1-$10,000 Quality Small-Cap Fund – $10,000-$50,000	Over $100,000

On July 3, 2012, the Trustees and officers of the Funds beneficially owned less than 1% of the outstanding shares of any of the Funds.

Principal Shareholders

The following table sets forth information as of July 3, 2012 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of any Fund’s outstanding securities, as noted:

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares
American Enterprise Investment SVC(1) 707 Second Ave S Minneapolis, MN 55402-2405	Tactical Allocation Fund – Class C	7.54%		19,538.933

Mark Blank TTEE Jerry & Joan Blank Irrevocable Trust FBO The Children Of Mark Blank MIAMI, FL 33256-6388	Strategic Growth Fund – Class I	7.26%		33,585.918

Tony Blank TTEE Jerry & Joan Blank Irrev Trust FBO The Children Of Tony Blank Coral Gables, FL 33146-2918	Strategic Growth Fund – Class I	8.00%		36,966.931

BNYM I S Trust Co Cust For The IRA Of Lawrence B Robinson Rcho Santa Fe, CA 92067-2736	Growth & Income Fund – Class I	6.22%		22,005.234

BNYM I S Trust Co Cust For The IRA Of Gilbert Zamora Fort Myers FL, 33919-6922	Mid-Cap Core Fund – Class A	7.40%		5,573.293

BNYM I S Trust Co Cust For The Non-DFI Simple IRA David M Valen Ambler, PA 19002-1819	Mid-Cap Core Fund – Class A	5.57%		4,196.662

Kenneth S Cernak TTEE Cernak Buick Inc PSP Easthampton, MA 01027-1045	Strategic Growth Fund – Class I	5.78%		26,726.043

Charles Schwab & Co Inc(1) Reinvest Account Attn Mutual Fund Dept 101 Montgomery St San Francisco, CA 94104-4151	Mid-Cap Growth Fund – Class I	5.43%		5,798.307

Charles Schwab & Co Inc(1) Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	Balanced Fund – Class B Quality Large-Cap Value Fund – Class A Growth & Income Fund – Class I	8.94 7.66 11.63	% % %	13,963.438 289,241.225 41,101.943

Citigroup Global Markets Inc(1) Attn Peter Booth 7th Floor 333 W 34th St New York, NY 10001-2402	Small-Cap Core Fund – Class C Strategic Growth Fund – Class I	9.50 6.46	% %	89,621.683 29,883.904

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares

First Clearing LLC(1) Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis, MO 63103

Tactical Allocation Fund – Class A

Tactical Allocation Fund – Class B

Tactical Allocation Fund – Class C

Strategic Growth Fund – Class C

Growth & Income Fund – Class A

Growth & Income Fund – Class C

Mid-Cap Growth Fund – Class C

Small-Cap Core Fund – Class C

Small-Cap Core Fund – Class I

Mid-Cap Value Fund – Class C

Balanced Fund – Class C

Quality Large-Cap Value Fund – Class C

Quality Small-Cap Fund – Class A

Quality Small-Cap Fund – Class C

Small-Cap Sustainable Growth Fund – Class A

Small-Cap Sustainable Growth Fund – Class C

Small-Cap Sustainable Growth Fund – Class I

Mid-Cap Growth Fund – Class I

Growth & Income Fund – Class I

Mid-Cap Value Fund – Class I

Mid-Cap Core Fund – Class C

6.87 7.10 15.22 11.19 7.96 16.55 7.28 9.04 9.23 8.60 21.05 7.43 10.02 18.70 5.19 8.05 20.62 21.71 5.08 8.52 7.56	% % % % % % % % % % % % % % % % % % % % %	1,357,624.230

7,864.539

39,418.215

83,456.866

347,557.566

243,485.353

23,009.826

85,284.029

712,966.580

184,262.133

590,047.359

22,073.374

881,796.909

338,882.425

279,088.751

48,307.511

147,213.095

23,142.848

17,953.665

248,007.228

987.704

Stephen J Lombardo TTEE Stephen J Lombardo Trust Los Angeles, CA 90045-1543	Growth & Income Fund – Class I	6.56%		23,183.061

LPL Financial(1) 9785 Towne Centre Dr San Diego, CA 92121-1968	Mid-Cap Value Fund – Class A Small-Cap Sustainable Growth Fund – Class I Mid-Cap Value Fund – Class I Mid-Cap Core Fund – Class C	5.86 8.74 6.09 5.21	% % % %	574,887.226 62,379.636 177,447.559 681.613

Mac & Co(1) Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	Small-Cap Core Fund – Class I	21.66%		1,672,554.498

Mac & Co(1) Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	Small-Cap Core Fund – Class I Quality Small-Cap Fund – Class I	20.51 12.78	% %	1,583,920.232 1,393,785.999

Mac & Co(1) Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	Quality Small-Cap Fund – Class I	24.35%		2,654,690.218

Steven Medwed West Bloomfield, MI 48322-0000	Mid-Cap Core Fund – Class A	14.11%		10,624.895

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares

MLPF&S(1) For The Sole Benefit of its Customers Attn Fund Administration 4800 Deer Lake Dr E 3rd FL Jacksonville, FL 32246-6484

Strategic Growth Fund – Class A

Strategic Growth Fund – Class C

Growth & Income Fund – Class A

Growth & Income Fund – Class B

Growth & Income Fund – Class C

Mid-Cap Growth Fund – Class C

Small-Cap Core Fund – Class C

Mid-Cap Value Fund – Class A

Mid-Cap Value Fund – Class C

Balanced Fund – Class C

Quality Large-Cap Value Fund – Class C

Quality Small-Cap Fund – Class C

Small-Cap Sustainable Growth Fund – Class A

Small-Cap Sustainable Growth Fund – Class C

Small-Cap Sustainable Growth Fund – Class I

Strategic Growth Fund – Class I

Mid-Cap Growth Fund – Class I

Mid-Cap Value Fund – Class I

5.70 24.46 7.07 6.35 11.93 16.76 11.10 12.56 21.17 11.76 9.95 11.11 5.68 19.48 37.16 5.25 8.63 11.92	% % % % % % % % % % % % % % % % % %	2,240,698.113

182,354.129

308,457.696

9,491.160

175,517.385

52,945.318

104,720.166

1,231,134.790

453,527.151

329,741.544

29,537.826

201,236.082

305,479.827

116,765.063

265,201.335

24,297.031

9,201.964

347,024.216

Rainer Mohaupt Acapulco Gro Mexico	Mid-Cap Growth Fund – Class I	8.19%		8,734.609

Morgan Stanley Smith Barney(1) Harborside Financial Ctr Plz 2 FL 3 Jersey City, NJ 07311

Tactical Allocation Fund – Class A

Tactical Allocation Fund – Class B

Tactical Allocation Fund – Class C

Strategic Growth Fund – Class C

Small-Cap Core Fund – Class C

Mid-Cap Value Fund – Class C

Balanced Fund – Class C

Quality Large-Cap Value Fund – Class C

Quality Small-Cap Fund – Class A

Quality Small-Cap Fund – Class C

Quality Small-Cap Fund – Class I

Strategic Growth Fund – Class I

Mid-Cap Growth Fund – Class I

Mid-Cap Value Fund – Class I

		5.12 6.85 18.66 8.11 12.26 13.99 11.85 14.23 24.10 14.41 7.63 6.85 5.70 9.85	% % % % % % % % % % % % % %	1,011,899.944 7,592.026 48,311.670 60,468.674 115,587.963 299,854.236 332,275.602 42,251.561 2,120,556.101 261,162.513 831,953.578 31,677.292 6,079.489 286,713.732

Nabank & Co(1) PO Box 2180 Tulsa, OK 74101-2180	Mid-Cap Value Fund – Class I	5.15%		150,155.994

NFSC(1) FEBO FIIOC as Agent for Qualified Employee Benefit Plans (401K) FINOPS-IC Funds Covington, KY 41015-1987	Mid-Cap Value Fund – Class A	7.21%		707,149.128

NFS LLC(1) FEBO FIIOC as Agent for Qualified Employee Benefit Covington, KY 41015-1987	Growth & Income Fund – Class I Mid-Cap Value Fund – Class I	21.53 17.59	% %	76,058.693 512,169.412

NFS LLC(1) FEBO BBT Co DBA Wilbranch & Co FBO Non-ERISA Clients Cash Wilson, NC 27894-2887	Quality Small-Cap Fund – Class I	14.46%		1,576,491.799

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares

NFS LLC FEBO Century 21 FNDTN New York, NY 10007-3107	Mid-Cap Growth Fund – Class B	6.52%		6,381.023

NFS LLC FEBO FMT Co Cust IRA Rollover FBO Fredric J Grossman Chicago, IL 60610-6506	Mid-Cap Core Fund – Class I	9.49%		7,668.977

NFS LLC FEBO Leo Freedman Foundation Ellis Stern Encino, CA 91316-1519	Quality Large-Cap Value Fund – Class I Mid-Cap Core Fund – Class I	18.44 6.59	% %	24,283.571 5,328.942

NFS LLC FEBO The Northern Trust Company Chicago, IL 60675-0001	Strategic Growth Fund – Class I	33.73%		155,861.626

NFS LLC FEBO Donna K Sefton TTEE Donna K Sefton Trust San Diego, CA 92103-6624	Quality Large-Cap Value Fund – Class A	8.16%		307,846.946

NFS LLC FEBO Harley K Sefton TTEE Donna K Sefton Irrev Trust San Diego, CA 92103-6624	Quality Large-Cap Value Fund – Class A	8.17%		308,161.987

NFS LLC FEBO FMT Co Cust IRA Rollover FBO Robert A Somers Northbrook, IL 60062-6206	Quality Large-Cap Value Fund – Class I Mid-Cap Core Fund – Class I	6.43 7.27	% %	8,466.545 5,877.758

NFS LLC FEBO Peter M Wuertz FMT Co TTEE FRP PS A/C Barrington, IL 60010-7025	Quality Large-Cap Value Fund – Class I Mid-Cap Core Fund – Class I	11.43 7.76	% %	15,057.300 6,274.311

NFS LLC FEBO Randall S Zisk FMT Co TTEE FRP PS A/C Malibu, CA 90265-4304	Quality Large-Cap Value Fund – Class I	5.40%		7,116.078

NFS LLC FEBO Ruth Ann Eaton TTEE The Eaton Family Trust Duluth, MN 55804-2034	Quality Large-Cap Value Fund – Class I	5.46%		7,190.515

Northern Trust As Custodian FBO Children Hospital And Health System Foundation Chicago, IL 60675-2994	Mid-Cap Value Fund – Class I	11.29%		328,637.655

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares

Pershing LLC(1) Jersey City, NJ 07399-0002

Tactical Allocation Fund – Class C

Growth & Income Fund – Class A

Growth & Income Fund – Class C

Small-Cap Core Fund – Class C

Mid-Cap Value Fund – Class C

Balanced Fund – Class C

Quality Large-Cap Value Fund – Class C

Quality Small-Cap Fund – Class A

Small-Cap Sustainable Growth Fund – Class A

Small-Cap Sustainable Growth Fund – Class C

Mid-Cap Core Fund – Class A

		9.38 5.12 8.82 7.75 7.43 5.59 7.71 7.81 8.84 5.20 7.35	% % % % % % % % % % %	24,282.785 223,667.185 129,785.851 73,078.359 159,343.763 156,776.202 22,902.139 687,257.373 474,842.957 31,197.849 5,533.266

Patricia & Jack Phillips TTEES Phillips Admin Services Inc 401k PSP & Trust FBO Carol Eichelberger Albany, OR 97321-1259	Mid-Cap Core Fund – Class A	5.27%		3,971.931

Raymond James(1) Omnibus For Mutual Funds Attn Courtney Waller St Petersburg, FL 33716	Mid-Cap Growth Fund – Class C Mid-Cap Value Fund – Class C Balanced Fund – Class C Quality Large-Cap Value Fund – Class C	42.46 11.12 7.53 20.50	% % % %	134,093.292 238,265.472 211,300.079 60,831.422

RBC Capital Markets LLC(1) Mutual Fund Omnibus Processing Minneapolis, MN 55402-1110	Mid-Cap Value Fund – Class A	5.44%		533,827.530

Silver Growth Fund LP A Partnership Attn Jordan Markman Epstein San Antonio, TX 78212-4116	Mid-Cap Value Fund – Class I	10.60%		308,641.975

State Street Bank & Trust Co(1) FBO ADP/MSDW Alliance Boston, MA 02206-5501	Mid-Cap Value Fund – Class A	5.53%		542,309.459

UBS WM USA(1) Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken, NJ 07086-6761

Growth & Income Fund – Class A

Growth & Income Fund – Class C

Mid-Cap Growth Fund – Class C

Small-Cap Core Fund – Class A

Small-Cap Core Fund – Class C

Mid-Cap Value Fund – Class A

Mid-Cap Value Fund – Class C

Quality Small-Cap Fund – Class A

Quality Small-Cap Fund – Class C

Small-Cap Sustainable Growth Fund – Class A

Small-Cap Sustainable Growth Fund – Class C

		5.42 5.94 5.14 42.84 17.50 6.65 9.63 5.08 5.09 8.30 6.85	% % % % % % % % % % %	236,496.792 87,379.031 16,238.574 2,031,228.647 165,049.536 652,433.993 206,313.758 446,891.065 92,358.595 445,929.813 41,084.714

Vanguard Brokerage Services PO Box 1170 Valley Forge, PA 19482-1170	Mid-Cap Growth Fund – Class I	10.30%		10,986.227

VP Distributors Inc Attn Corp Accounting 100 Pearl St Hartford, CT 06103-4506	Mid-Cap Core Fund – Class A Mid-Cap Core Fund – Class C Mid-Cap Core Fund – Class I	13.73 78.90 12.85	% % %	10,339.904 10,306.527 10,388.421

William F Wadsworth Amy E Wadsworth JTWROS West Hartford, CT 06107-3022	Mid-Cap Core Fund – Class I	8.29%		6,700.125

(1)	These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts.

ADDITIONAL INFORMATION

Capital Stock and Organization

As a Delaware statutory trust, the Trust’s operations are governed by its Agreement and Declaration of Trust dated August 17, 2000, as amended. A copy of the Trust’s Certificate of Trust, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust’s Agreement and Declaration of Trust, as amended. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “Delaware Act”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust’s Agreement and Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability.

To guard against this risk, the Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust’s business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

The Agreement and Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Agreement and Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Under the Agreement and Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Agreement and Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of NAV (number of shares held times the NAV of the applicable class of the applicable Fund).

Pursuant to the Agreement and Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing Funds. Pursuant to the Agreement and Declaration of Trust, the Trustees may establish and issue multiple classes of shares for each Fund.

Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this SAI, the Trustees do not have any plan to authorize any Fund to so invest its assets.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP serves as the independent registered public accounting firm for the Trust and audits the Trust’s annual financial statements and expresses an opinion thereon.

Custodian and Transfer Agent

The Bank of New York Mellon, One Wall Street, New York, NY 10286 serves as Custodian of the Funds’ assets. The Custodian designated by the board of Trustees holds the securities in the Funds’ portfolios and other assets for safe keeping. The Custodian does not and will not participate in making investment decisions for the Funds.

VP Distributors, LLC, 100 Pearl Street, Hartford, CT 06103, acts as Transfer Agent for the Trust (the “Transfer Agent”). Pursuant to a Transfer Agent and Service Agreement, VP Distributors receives a fee, which is allocated among each Virtus Mutual Fund class, plus out-of-pocket expenses. The Transfer Agent and the Trust have jointly engaged BNY Mellon, as subagent, to perform certain shareholder accounting, administrative and servicing functions, for which BNY Mellon receives a base fee allocated among each Virtus Mutual Fund class and a per-account fee, plus out-of-pocket expenses. The Transfer Agent is authorized to engage other subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent or the Funds. Fees paid by the Funds, in addition to the fee paid to VP Distributors, will be reviewed and approved by the Trustees.

Reports to Shareholders

The fiscal year of the Funds ends on March 31. The Trust will send financial statements to its shareholders at least semiannually. An annual report, containing financial statements audited by the Trust’s independent registered public accounting firm, PricewaterhouseCoopers, LLP, will be sent to shareholders each year and is available without charge upon request.

Financial Statements

The Funds’ financial statements for the Trust’s fiscal year ended March 31, 2012, included in the Trust’s 2012 Annual Report to Shareholders, are incorporated herein by reference.

APPENDIX

A-1 and P-1 Commercial Paper Ratings

The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor’s Corporation or P-1 by Moody’s Investors Services, Inc. (Moody’s), or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor’s or Aa or higher by Moody’s.

Commercial paper rated A-1 by Standard & Poor’s Corporation (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

The rating P-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Moody’s Investors Service, Inc. Corporate Bond Ratings

Aaa:	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa:	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A:	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa:	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba:	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B:	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa:	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca:	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C:	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard and Poor’s Corporation’s Corporate Bond Ratings

AAA:	This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.
AA:	Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.
A:	Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB:	Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
BB, B, CCC, CC:	Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D:	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Plus (+) and minus (–) signs are used with a rating symbol to indicate the relative position of a credit within the rating categories.

Fitch’s Corporate Bond Ratings

AAA	Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA	Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
A	Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB	Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
BB	Bonds rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
B	Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC	Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC	Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.
C	Bonds rated C are in imminent default in payment of interest or principal.
DDD, DD and D	Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.
Plus (+) and minus (–) signs are used with a rating symbol to indicate the relative position of a credit within the rating categories.

GLOSSARY

Commercial Paper: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

Certificates of Deposit: Negotiable certificates representing a commercial bank’s obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Bankers’ Acceptances: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

Time Deposits: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

Corporate Obligations: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

VIRTUS EQUITY TRUST

PART C — OTHER INFORMATION

Item 28.	Exhibits

a.1.	Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via EDGAR with Post-Effective Amendment No. 69 (File No. 002-16590) on October 30, 2000 and incorporated herein by reference.

a.2.	Amendment to the Declaration of Trust of the Registrant, dated November 16, 2006, filed via EDGAR with Post-Effective Amendment No.85 (File No. 002-16590) on October 25, 2007 and incorporated herein by reference.

b.1.	Amended and Restated By-Laws of the Registrant dated November 16, 2005, filed via EDGAR with Post-Effective Amendment No. 84 (File No. 002-16590) on October 27, 2006 and incorporated herein by reference.

b.2.	Amendment No. 1 to the Amended and Restated By-Laws of the Registrant, dated August 23, 2006, filed via EDGAR with Post-Effective Amendment No. 84 (File No. 002-16590) on October 27, 2006 and incorporated herein by reference.

b.3.*	Amendment No. 2 to the Amended and Restated By-Laws of the Registrant, dated November 17, 2011, filed via EDGAR herewith.

c.	Reference is made to Articles III, V and VI of Registrant’s Agreement and Declaration of Trust and Articles II, VII and VIII of Registrant’s By-Laws. See Exhibits a and b.

d.1.i.	Amended and Restated Investment Advisory Agreement between Registrant and Virtus Investment Advisors, Inc. (“VIA”) effective November 20, 2002, filed via EDGAR with Post-Effective Amendment No. 74 (File No. 002-16590) on October 28, 2003, and incorporated herein by reference.

d.1.ii.	First Amendment to the Amended and Restated Investment Advisory Agreement between Registrant and VIA, made as of October 21, 2004, filed via EDGAR with Post-Effective Amendment No. 79 (File No. 002-16590) on October 21, 2004 and incorporated herein by reference.

d.1.iii.	Second Amendment to the Amended and Restated Investment Advisory Agreement between Registrant and VIA dated July 29, 2005, filed via EDGAR with Post-Effective Amendment No. 83 (File No. 002-16590) on October 25, 2005 and incorporated herein by reference.

d.1.iv.	Third Amendment to the Amended and Restated Investment Advisory Agreement between Registrant and VIA dated July 13, 2007, filed via EDGAR with Post-Effective Amendment No. 85 (File No. 002-16590) on October 25, 2007 and incorporated herein by reference.

d.1.v.	Fourth Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA dated March 10, 2008, filed via EDGAR with Post-Effective Amendment No. 89 (File No. 002-16590) on June 6, 2008 and incorporated herein by reference.

d.1.vi.	Fifth Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA dated June 22, 2009, filed via EDGAR with Post-Effective Amendment No. 91 (File No. 002-16590) on June 22, 2009 and incorporated herein by reference.

d.1.vii.	Sixth Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA effective January 1, 2010, filed via EDGAR with the Registration Statement (File No. 333-165702) on Form N-14 on March 25, 2010 and incorporated herein by reference.

d.1.viii.	Seventh Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA effective June 25, 2010, filed via EDGAR with Post-Effective Amendment No. 92 (File No. 002-16590) on July 28, 2010 and incorporated herein by reference.

d.2.a.	Subadvisory Agreement between VIA and Sasco Capital, Inc. (“Sasco”) dated October 21, 2004, on behalf of the Virtus Mid-Cap Value Fund (“Mid-Cap Value Fund”), filed via EDGAR with Post-Effective Amendment No. 79 (File No. 002-16590) on October 21, 2004 and incorporated herein by reference.

d.2.b.	First Amendment to Subadvisory Agreement between VIA and Sasco, dated September 1, 2006, filed via EDGAR with Post-Effective Amendment No. 84 (File No. 002-16590) on October 27, 2006 and incorporated herein by reference.

d.2.c.	Second Amendment to Subadvisory Agreement between VIA and Sasco dated January 1, 2010, filed via EDGAR with the Registration Statement (File No. 333-165702) on Form N-14 on March 25, 2010 and incorporated herein by reference.

d.3.*	Subadvisory Agreement between VIA and Euclid Advisors, LLC (“Euclid”) dated September 30, 2011, on behalf of the Virtus Balanced Fund, Virtus Growth & Income Fund and Virtus Tactical Allocation Fund, filed via EDGAR herewith.

d.4.a.	Subadvisory Agreement between VIA and Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) dated March 10, 2008, filed via EDGAR with Post-Effective Amendment No. 89 (File No. 002-16590) on June 6, 2008 and incorporated herein by reference.

d.4.b.	First Amendment to Subadvisory Agreement between VIA and Kayne dated June 22, 2009, filed via EDGAR with Post-Effective Amendment No. 91 (File No. 002-16590) on June 22, 2009 and incorporated herein by reference.

d.4.c.	Second Amendment to Subadvisory Agreement between VIA and Kayne dated September 1, 2009, filed via EDGAR with the Registration Statement (File No. 333-163916) on Form N-14 on December 22, 2009 and incorporated herein by reference.

d.4.d.	Third Amendment to Subadvisory Agreement between VIA and Kayne dated January 1, 2010, filed via EDGAR with the Registration Statement (File No. 333-165702) on Form N-14 on March 25, 2010 and incorporated herein by reference.

d.4.e.*	Fourth Amendment to Subadvisory Agreement between VIA and Kayne dated September 30, 2011, filed via EDGAR herewith.

d.4.f*	Subadvisory Agreement between VIA and Kayne dated February 22, 2012, on behalf of the Virtus Mid-Cap Growth Fund, filed via EDGAR herewith.

d.5.a.	Subadvisory Agreement between VIA and Newfleet Asset Management, LLC (formerly SCM Advisors, LLC) dated June 8, 2009, filed via EDGAR with Post-Effective Amendment No. 91 (File No. 002-16590) on June 22, 2009 and incorporated herein by reference.

d.5.b.	First Amendment to Subadvisory Agreement between VIA and Newfleet dated January 1, 2010, filed via EDGAR with the Registration Statement (File No. 333-165702) on Form N-14 on March 25, 2010 and incorporated herein by reference.

e.1.	Underwriting Agreement between Registrant and VP Distributors, LLC (“VP Distributors”), made as of November 19, 1997, filed as Exhibit 6.1 via EDGAR with Post-Effective Amendment No. 64 (File No. 002-16590) on October 6, 1998 and incorporated herein by reference.

e.2.*	Form of Sales Agreement between VP Distributors and dealers (December 20, 2011), filed via EDGAR herewith.

f.	None.

g.1.i.	Master Custody Agreement between Registrant and The Bank of New York Mellon dated November 5, 2009, filed via EDGAR with Post-Effective Amendment No. 92 (File No. 002-16590) on July 28, 2010 and incorporated herein by reference.

g.1.ii.	First Amendment to Master Custody Agreement between Registrant and The Bank of New York Mellon dated September 14, 2010, is incorporated herein by reference to Amendment No. 52 to Virtus Insight Trust’s (“VIT”) Registration Statement filed April 28, 2011, as Exhibit g.5 (Acc-No: 0001193125-11-114732).

g.1.iii.	Second Amendment to Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 25, 2011, is incorporated herein by reference to Amendment No. 52 to VIT’s Registration Statement filed April 28, 2011, as Exhibit g.6 (Acc-No: 0001193125-11-114732).

g.1.iv.	Third Amendment to Master Custody Agreement between Registrant and The Bank of New York Mellon dated March 15, 2011, is incorporated herein by reference to Amendment No. 52 to VIT’s Registration Statement filed April 28, 2011, as Exhibit g.7 (Acc-No: 0001193125-11-114732).

g.1.v.	Fourth Amendment to Master Custody Agreement between Registrant and The Bank of New York Mellon dated July 18, 2011, filed via EDGAR with Post-Effective Amendment No. 93 (File No. 002-16590) on July 26, 2011 and incorporated herein by reference.

g.1.vi.*	Fifth Amendment to Master Custody Agreement between Registrant and The Bank of New York Mellon dated December 9, 2011, filed via EDGAR herewith.

g.2.i.	Foreign Custody Manager Agreement between Registrant and the Bank of New York Mellon, dated November 5, 2009, filed via EDGAR with Post-Effective Amendment No. 92 (File No. 002-16590) on July 28, 2010 and incorporated herein by reference.

g.2.ii.	First Amendment to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon dated September 14, 2010, is incorporated herein by reference to Amendment No. 52 to VIT’s Registration Statement filed April 28, 2011, as Exhibit g.8 (Acc-No: 0001193125-11-114732).

g.2.iii.	Second Amendment to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon dated November 25, 2011, is incorporated herein by reference to Amendment No. 52 to VIT’s Registration Statement filed April 28, 2011, as Exhibit g.9 (Acc-No: 0001193125-11-114732).

g.2.iv.	Third Amendment to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon dated March 25, 2011, is incorporated herein by reference to Amendment No. 52 to VIT’s Registration Statement filed April 28, 2011, as Exhibit g.10 (Acc-No: 0001193125-11-114732).

g. 2.v.	Fourth Amendment to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon dated July 18, 2011, filed via EDGAR with Post-Effective Amendment No. 93 (File No. 002-16590) on July 26, 2011 and incorporated herein by reference.

g.2.vi.*	Fifth Amendment to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon dated December 9, 2011, filed via EDGAR herewith.

h.1.i.	Amended and Restated Administration Agreement between Registrant and VP Distributors effective January 1, 2010, filed via EDGAR with the Registration Statement (File No. 333-165702) on Form N-14 on March 25, 2010 and incorporated herein by reference.

h.1.ii.	First Amendment to Amended and Restated Administration Agreement between Registrant and VP Distributors effective April 14, 2010, filed via EDGAR with Post-Effective Amendment No. 92 (File No. 002-16590) on July 28, 2010 and incorporated herein by reference.

h.1.iii.	Second Amendment to Amended and Restated Administration Agreement between Registrant and VP Distributors effective June 30, 2010, filed via EDGAR with Post-Effective Amendment No. 92 (File No. 002-16590) on July 28, 2010 and incorporated herein by reference.

h.1.iv.	Third Amendment to Amended and Restated Administration Agreement among the Virtus Mutual Funds and VP Distributors dated September 14, 2010, is incorporated herein by reference to Amendment No. 52 to VIT’s Registration Statement filed April 28, 2011, as Exhibit h.11 (Acc-No: 0001193125-11-114732).

h.1.v.	Fourth Amendment to Amended and Restated Administration Agreement among the Virtus Mutual Funds and VP Distributors dated January 1, 2011, is incorporated herein by reference to Amendment No. 52 to VIT’s Registration Statement filed April 28, 2011, as Exhibit h.12 (Acc-No: 0001193125-11-114732).

h.1.vi.	Fifth Amendment to Amended and Restated Administration Agreement among the Virtus Mutual Funds and VP Distributors dated March 15, 2011, is incorporated herein by reference to Amendment No. 52 to VIT’s Registration Statement filed April 28, 2011, as Exhibit h.13 (Acc-No: 0001193125-11-114732).

h.2.i.	Sub-Administration and Accounting Services Agreement by and among VP Distributors, Registrant and PNC Global Investment Servicing (U.S.) Inc. (now known as BNY Mellon Investment Servicing (US) Inc.) dated January 1, 2010, filed via EDGAR with the Registration Statement (File No. 333-165702) on Form N-14 on March 25, 2010 and incorporated herein by reference.

h.2.ii.	First Amendment to Sub-Administration and Accounting Services Agreement among the Virtus Mutual Funds and PNC Global Investment Servicing (U.S.) Inc. (now known as BNY Mellon Investment Servicing (US) Inc.) dated June 30, 2010, is incorporated herein by reference to Amendment No. 52 to VIT’s Registration Statement filed April 28, 2011, as Exhibit h.14 (Acc-No: 0001193125-11-114732).

h.2.iii.	Second Amendment to Sub-Administration and Accounting Services Agreement among the Virtus Mutual Funds and PNC Global Investment Servicing (U.S.) Inc. (now known as BNY Mellon Investment Servicing (US) Inc.) dated September 14, 2010, is incorporated herein by reference to Amendment No. 52 to VIT’s Registration Statement filed April 28, 2011, as Exhibit h.15 (Acc-No: 0001193125-11-114732).

h.2.iv.	Third Amendment to Sub-Administration and Accounting Services Agreement among the Virtus Mutual Funds and PNC Global Investment Servicing (U.S.) Inc. (now known as BNY Mellon Investment Servicing (US) Inc.) dated March 15, 2011, is incorporated herein by reference to Amendment No. 52 to VIT’s Registration Statement filed April 28, 2011, as Exhibit h.16 (Acc-No: 0001193125-11-114732).

h.3.i.	Amended and Restated Transfer Agency and Service Agreement between Registrant and VP Distributors effective January 1, 2010, filed via EDGAR with the Registration Statement (File No. 333-165702) on Form N-14 on March 25, 2010 and incorporated herein by reference.

h.3.ii.	Amendment to Amended and Restated Transfer Agency and Service Agreement between Registrant and VP Distributors effective April 14, 2010, filed via EDGAR with Post-Effective Amendment No. 92 (File No. 002-16590) on July 28, 2010 and incorporated herein by reference.

h.3.iii.	Second Amendment to Amended and Restated Transfer Agent and Service Agreement between the Virtus Mutual Funds and VP Distributors dated March 15, 2011, is incorporated herein by reference to Amendment No. 52 to VIT’s Registration Statement filed April 28, 2011, as Exhibit h.17 (Acc-No: 0001193125-11-114732).

h.4.	Sub-Transfer Agency and Shareholder Services Agreement by and among Registrant, VP Distributors and BNY Mellon Investment Servicing (US) Inc., effective as of April 15, 2011, filed via EDGAR with Post-Effective Amendment No. 93 (File No. 002-16590) on July 26, 2011 and incorporated herein by reference.

h.5.	Seventh Amended and Restated Expense Limitation Agreement between Registrant and VIA effective as of June 25, 2010 (corrected), filed via EDGAR with Post-Effective Amendment No. 93 (File No. 002-16590) on July 26, 2011 and incorporated herein by reference.

h.6.*	Amended and Restated Fee Waiver Agreement between Registrant and VP Distributors effective as of June 30, 2011, filed via EDGAR herewith.

i.	Opinion as to legality of the shares, filed via EDGAR with Post-Effective Amendment No. 93 (File No. 002-16590) on July 26, 2011 and incorporated herein by reference.

j.*	Consent of Independent Registered Public Accounting Firm, filed via EDGAR herewith.

k.	Not applicable.

l.	Not applicable.

m.1.	Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 1, 2007, filed via EDGAR with Post-Effective Amendment No. 85 (File No. 002-16590) on October 25, 2007 and incorporated herein by reference.

m.2.	Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 1, 2007, filed via EDGAR with Post-Effective Amendment No. 85 (File No. 002-16590) on October 25, 2007 and incorporated herein by reference.

m.3.	Class B Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 1, 2007, filed via EDGAR with Post-Effective Amendment No. 88 (File No. 002-16590) on March 10, 2008 and incorporated herein by reference.

m.4.	Amendment No. 1 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 10, 2008, filed via EDGAR with Post-Effective Amendment No. 88 (File No. 002-16590) on March 10, 2008 and incorporated herein by reference.

m.5.	Amendment No. 1 to Class B Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 10, 2008, filed via EDGAR with Post-Effective Amendment No. 88 (File No. 002-16590) on March 10, 2008 and incorporated herein by reference.

m.6.	Amendment No. 1 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 10, 2008, filed via EDGAR with Post-Effective Amendment No. 88 (File No. 002-16590) on March 10, 2008 and incorporated herein by reference.

m.7.	Amendment No. 2 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated June 22, 2009, filed via EDGAR with Post-Effective Amendment No. 91 (File No. 002-16590) on June 22, 2009 and incorporated herein by reference.

m.8.	Amendment No. 2 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective June 22, 2009, filed via EDGAR with Post-Effective Amendment No. 91 (File No. 002-16590) on June 22, 2009 and incorporated herein by reference.

n.1.	Amended and Restated Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 effective as of August 19, 2009, filed via EDGAR with the Registration Statement (File No. 333-163916) on Form N-14 on December 22, 2009 and incorporated herein by reference.

n.2.	First Amendment to Amended and Restated Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, effective as of June 30, 2010, filed via EDGAR with Post-Effective Amendment No. 92 (File No. 002-16590) on July 28, 2010 and incorporated herein by reference.

n.3.	Second Amendment to Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940, adopted September 14, 2010, is incorporated herein by reference to Amendment No. 52 to VIT’s Registration Statement filed April 28, 2011, as Exhibit n.3 (Acc-No: 0001193125-11-114732).

n.4.	Third Amendment to Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940, adopted March 15, 2011, is incorporated herein by reference to Amendment No. 52 to VIT’s Registration Statement filed April 28, 2011, as Exhibit n.4 (Acc-No: 0001193125-11-114732).

o.	Reserved.

p.1.*	Amended and Restated Code of Ethics of the Virtus Mutual Funds dated January 2012, filed via EDGAR herewith.

p.2.*	Amended and Restated Code of Ethics of Euclid, Duff & Phelps Investment Management Co., Kayne, Newfleet (Hartford and San Francisco), Virtus Alternative Investment Advisers, Inc., VIA, VP Distributors and Zweig Advisers LLC dated February 15, 2012, filed via EDGAR herewith.

p.3.*	2011 Code of Ethics of Subadviser (Sasco) filed via EDGAR herewith.

q.	Power of Attorney for all Trustees, dated June 2, 2010, filed via EDGAR with Post-Effective Amendment No. 92 (File No. 002-16590) on July 28, 2010 and incorporated herein by reference.

*	Filed herewith

Item 29.	Persons Controlled By or Under Common Control with the Fund

None.

Item 30.	Indemnification

The indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 9 of the Underwriting Agreement incorporated herein by reference to Exhibit 6.1 of the Registrant’s Registration Statement filed on Form N-1A on October 6, 1998. Indemnification of Registrant’s Custodian is provided for in Article III, section 8 and Article VIII section 1(c) of the Master Custody Agreement incorporated herein by reference to Exhibit G.2 of the Registrant’s Registration Statement filed on Form N-1A on July 28, 2010. The indemnification of Registrant’s Transfer Agent and Administrator is provided for, respectively, in Article 6 of the Amended and Restated Transfer Agency and Service Agreement incorporated herein by reference to Exhibit 13(a) and Paragraph 5 of the Amended and Restated Administration Agreement incorporated herein by reference to Exhibit 13(c) of the Registrant’s Registration Statement filed on Form N-14 on March 25, 2010.

In addition, Article VII sections 2 and 3 of the Registrant’s Agreement and Declaration of Trust incorporated herein by reference to Exhibit A of the Registrant’s Registration Statement filed on Form N-1A on October 30, 2000, provides in relevant part as follows:

“A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager or Principal Underwriter of the Trust. The Trust (i) may indemnify an agent of the Trust or any Person who is serving or has served at the Trust’s request as an agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise and (ii) shall indemnify each Person who is, or has been, a Trustee, officer or employee of the Trust and any Person who is serving or has served at the Trust’s request as a director, officer, trustee, or employee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, in the case of (i) and (ii), to the fullest extent consistent with the [Investment Company Act of 1940, as amended] and in the manner provided in the By-Laws; provided that such indemnification shall not be available to any of the foregoing Persons in connection with a claim, suit or other proceeding by any such Person against the Trust or a Series (or Class) thereof.

All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series (or Class thereof if the Trustees have included a Class limitation on liability in the agreement with such person as provided below), or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. …

… A Trustee shall be liable to the Trust and to any Shareholder solely for her or his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice.”

In addition, Article III section 7 of such Agreement and Declaration of Trust provides for the indemnification of shareholders of the Registrant as follows: “If any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person’s acts or omissions, the Shareholder or former Shareholder (or such Person’s heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all cost and expense reasonably incurred in connection with such claim or demand, but only out of the assets held with respect to the particular Series of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Trust may, at its option and shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets held with respect to the particular series.”

Article VI Section 2 of the Registrant’s Bylaws incorporated herein by reference to Exhibit B.1 of the Registrant’s Registration Statement filed on Form N-1A on October 27, 2006, provides in relevant part, subject to certain exceptions and limitations, “every agent shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.” Such indemnification would not apply in the case of any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties. The Investment Advisory Agreement, Subadvisory Agreements, Foreign Custody Manager Agreement, Sub-Administration Agreement and Sub-Transfer Agency and Service Agreement, each as amended, respectively provide that the Registrant will indemnify the other party (or parties, as the case may be) to the agreement for certain losses. Similar indemnities to those listed above may appear in other agreements to which the Registrant is a party.

The Registrant, in conjunction with VIA, the Registrant’s Trustees, and other registered investment management companies managed by VIA, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against such person and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser and Subadvisers

See “Management of the Funds” in the Prospectus and “Services of the Adviser and Subadvisers” and “Management of the Trust” in the Statement of Additional Information which is included in this Post-Effective Amendment.

For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser and Subadvisers, reference is made to the Adviser’s and Subadvisers’ current Form ADV (SEC File No. 801-5995 for VIA; SEC File No. 801-54263 for Euclid; SEC File No. 801-24241 for Kayne; SEC File No. 801-25958 for Sasco; SEC File No. 801-51559 for Newfleet;) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.

Item 32.	Principal Underwriter

(a) VP Distributors, LLC serves as the principal underwriter for the following registrants:

Virtus Equity Trust, Virtus Insight Trust, Virtus Opportunities Trust and Virtus Variable Insurance Trust.

(b) Directors and executive officers of VP Distributors are as follows:

Name and Principal Business Address	Positions and Offices with Distributor	Positions and Offices with Registrant
George R. Aylward 100 Pearl Street Hartford, CT 06103	Director and Executive Vice President	President and Trustee

Kevin J. Carr 100 Pearl Street Hartford, CT 06103	Vice President, Counsel and Secretary	Vice President, Counsel, Chief Legal Officer and Secretary

Nancy J. Engberg 100 Pearl Street Hartford, CT 06103	Vice President and Assistant Secretary	Vice President and Chief Compliance Officer

David G. Hanley 100 Pearl Street Hartford, CT 06103	Vice President and Treasurer	None

David C. Martin 100 Pearl Street Hartford, CT 06103	Vice President and Chief Compliance Officer	None

Jeffrey Cerutti 100 Pearl Street Hartford, CT 06103	Director and President	None

Francis G. Waltman 100 Pearl Street Hartford, CT 06103	Director	Senior Vice President

(c) To the best of the Registrant’s knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant’s last fiscal year.

Item 33.	Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:

Secretary of the Fund:	Principal Underwriter, Administrator and Transfer Agent:
Kevin J. Carr, Esq.	VP Distributors, LLC.
100 Pearl Street	100 Pearl Street
Hartford, CT 06103	Hartford, CT 06103

Investment Adviser:	Custodian:
Virtus Investment Advisers, Inc.	The Bank of New York Mellon
100 Pearl Street	One Wall Street
Hartford, CT 06103	New York, NY 10286

Subadviser to: Balanced Fund, Growth & Income Fund and Tactical Allocation Fund	Subadviser to: Virtus Mid-Cap Core Fund, Virtus Mid-Cap Growth Fund, Virtus Quality Large-Cap Value Fund, Virtus Quality Small-Cap Fund, Virtus Small-Cap Core Fund, Virtus Small-Cap Sustainable Growth Fund and Virtus Strategic Growth Fund
Euclid Advisors, LLC	Kayne Anderson Rudnick Investment Management, LLC
100 Pearl Street	1800 Avenue of the Stars, 2nd Floor
Hartford, CT 06103	Los Angeles, CA 90067

Subadviser to Balanced Fund and Tactical Allocation Fund	Subadviser to:Mid-Cap Value Fund
Newfleet Asset Management, LLC	Sasco Capital, Inc.
909 Montgomery Street, Fifth Floor	10 Sasco Hill Road
San Francisco, CA 94133	Fairfield, CT 06824

Fund Accountant, Sub-Administrator, Sub-Transfer Agent and Dividend Dispursing Agent:
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

PART C — OTHER INFORMATION

Exhibit List

b.3.	Amendment No. 2 to the Amended and Restated By-Laws of the Registrant, dated November 17, 2011.

d.3.	Subadvisory Agreement between VIA and Euclid Advisors, LLC (“Euclid”) dated September 30, 2011, on behalf of the Virtus Balanced Fund, Virtus Growth & Income Fund and Virtus Tactical Allocation Fund.

d.4.e.	Fourth Amendment to Subadvisory Agreement between VIA and Kayne dated September 30, 2011.

d.4.f.	Subadvisory Agreement between VIA and Kayne dated February 22, 2012, on behalf of the Virtus Mid-Cap Growth Fund.

e.2.	Form of Sales Agreement between VP Distributors and dealers (December 20, 2011).

g.1.vi.	Fifth Amendment to Master Custody Agreement between Registrant and The Bank of New York Mellon dated December 9, 2011.

g.2.vi.	Fifth Amendment to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon dated December 9, 2011.

h.6.	Amended and Restated Fee Waiver Agreement between Registrant and VP Distributors effective as of June 30, 2011.

j.	Consent of Independent Registered Public Accounting Firm.

p.1.	Amended and Restated Code of Ethics of the Virtus Mutual Funds dated January 2012.

p.2.	Amended and Restated Code of Ethics of Euclid, Duff & Phelps Investment Management Co., Kayne, Newfleet (Hartford and San Francisco), Virtus Alternative Investment Advisers, Inc., VIA, VP Distributors and Zweig Advisers LLC dated February 15, 2012.

p.3.	2011 Code of Ethics of Subadviser Sasco.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the 27th day of July, 2012.

VIRTUS EQUITY TRUST

By:	/s/ GEORGE R. AYLWARD
George R. Aylward President

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 27th day of July, 2012.

Signature	Title

/s/ GEORGE R. AYLWARD George R. Aylward	Trustee and President (principal executive officer)

/s/ W. PATRICK BRADLEY W. Patrick Bradley	Chief Financial Officer and Treasurer (principal financial and accounting officer)

/s/ LEROY KEITH, JR. Leroy Keith, Jr.*	Trustee

/s/ PHILIP R. MCLOUGHLIN Philip R. McLoughlin*	Trustee and Chairman

/s/ GERALDINE M. MCNAMARA Geraldine M. McNamara*	Trustee

/s/ JAMES M. OATES James M. Oates*	Trustee

/s/ RICHARD E. SEGERSON Richard E. Segerson*	Trustee

/s/ FERDINAND L.J. VERDONCK Ferdinand L.J. Verdonck*	Trustee

*By	/s/ GEORGE R. AYLWARD
*George R. Aylward, Attorney-in-Fact, pursuant to a power of attorney

S-1